                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement


[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       LIBERTY VARIABLE INVESTMENT TRUST
                       STEINROE VARIABLE INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                       LIBERTY VARIABLE INVESTMENT TRUST


                       STEINROE VARIABLE INVESTMENT TRUST



August 13, 2001


Dear Shareholder:

The Funds listed in the Notice of Special Meeting of Shareholders will hold a special meeting on September 26, 2001, at 2:00 p.m., to vote on the proposals listed in the proxy statement.


Liberty Financial Companies, Inc., the parent company of the Funds' investment advisors and affiliated sub-advisors, has entered into an agreement to sell its asset management business, including the Funds' investment advisors and their affiliated sub-advisors, to Fleet National Bank, an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will cause the Funds' current advisory agreements to terminate. In order for the management of each Fund to continue uninterrupted after the sale, we are asking you to approve new advisory agreements, including any sub-advisory and portfolio management agreements, for the Funds. The proposed new advisory agreements are substantially identical to the Funds' current advisory agreements, except as described in the attached proxy statement. NO CHANGES IN ADVISORY FEE RATES OR SERVICES ARE BEING PROPOSED.



Your vote is very important. The Boards of Trustees of the Funds listed in the Notice of Special Meeting have approved the new agreements and recommend that you vote in favor of the agreements. The Liberty Variable Investment Trust Board of Trustees also recommends that you vote in favor of the persons proposed for election as Trustees at the Special Meeting. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.



It is important that you vote promptly.


                                     Sincerely,

                                     /s/ STEPHEN E. GIBSON
                                     STEPHEN E. GIBSON
                                     President

G-60/587G-0601

                                 IMPORTANT NEWS
                             FOR FUND SHAREHOLDERS

 WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT,
             HERE IS A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON.

                             QUESTIONS AND ANSWERS

Q. What am I being asked to vote "For" in this proxy?

A. You are being asked to vote for proposals to:

    1. Approve a new investment advisory agreement for your Fund with your Fund's current investment advisor, on substantially identical terms as the current investment advisory agreement. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

    2. Approve a new sub-advisory agreement for your Fund, if applicable, with your Fund's current sub-advisor, on substantially identical terms as the current sub-advisory agreement. NO CHANGE IN SUB-ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

    3. Approve new portfolio management agreement(s) for your Fund, if applicable, with your Fund's current portfolio manager(s), on substantially identical terms as the current portfolio management agreement(s). NO CHANGE IN PORTFOLIO MANAGEMENT FEE RATES OR SERVICES IS BEING PROPOSED.

    4.  Elect Trustees for the Liberty Variable Investment Trust.

Q. Why am I being asked to vote on new agreements?

A. Liberty Financial Companies, Inc. ("Liberty Financial"), the parent company of the investment advisors and affiliated sub-advisors to the Funds listed in the Notice of Special Meeting of Shareholders, has entered into an agreement to sell its asset management business, including the Funds' investment advisors and their affiliated sub-advisors, to Fleet National Bank ("Fleet"), an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will result in the termination of the current investment advisory agreements and any sub-advisory agreements and portfolio management agreements for the Funds. The sale will not be completed unless a number of conditions are met. One of the conditions of the sale is that shareholders of a percentage of the Funds and other accounts managed by Liberty Financial affiliates must approve the proposed new agreements. Your

   Fund's Board of Trustees has approved, and recommends that you approve, the new agreements applicable to your Fund.

Q. What prompted the sale of Liberty Financial's asset management business to Fleet?

A. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Liberty Financial ultimately determined to sell its asset management business to Fleet.

Q. How will the sale of Liberty Financial's asset management business potentially benefit me?

A. The Funds' Boards of Trustees believe that there may be benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel, greater access to resources for investment professionals of the advisors, enhanced technology and customer service, and the expected availability of additional investment options for shareholders of the Funds.

Q. How do the proposed new agreements differ from the current agreements?

A. The proposed agreements are substantially identical to the current agreements. They differ only in their beginning dates and terms and certain other minor provisions. A comparison of the proposed new agreements is included in the proxy statement under the heading "New Advisory, Sub-Advisory and Portfolio Management Agreements."

Q. Will this change the advisory fees on my Fund?

A. No. Advisory fees will remain the same.

Q. Will there be any advisor changes?

A. No. The advisors that currently manage the Funds are expected to continue to manage the Funds after the sale of Liberty Financial's asset management business, using the same investment strategies and objectives currently in place.

Q. How do the Boards of Trustees recommend that I vote on these proposals?

A. The Boards of Trustees recommend that you vote "FOR" each of the proposals. The Boards believe that each of these proposals is in the best interests of your Fund and its shareholders.

Q. How can I vote my proxy?

A. For your convenience, there are two ways you can vote:

    -  By Mail: vote, sign and return the enclosed proxy card

    - In person: September 26, 2001, at 2:00 p.m. at One Financial Center, Boston, Massachusetts

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                       LIBERTY VARIABLE INVESTMENT TRUST
                       STEINROE VARIABLE INVESTMENT TRUST
                                 (THE "TRUSTS")
                              ONE FINANCIAL CENTER
                          BOSTON, MASSACHUSETTS 02111

LIBERTY VARIABLE
INVESTMENT TRUST

Colonial Global Equity Fund,   Variable Series

Colonial High Yield Securities Fund,   Variable Series

Colonial International Fund for   Growth, Variable Series

Colonial International Horizons Fund,   Variable Series

Colonial Small Cap Value Fund,   Variable Series

Colonial Strategic Income Fund,   Variable Series

Colonial U.S. Growth & Income   Fund, Variable Series

Crabbe Huson Real Estate Investment   Fund, Variable Series

Liberty All-Star Equity Fund,   Variable Series

Liberty Newport Japan Opportunities   Fund, Variable Series

Liberty S&P 500 Index Fund,   Variable Series

Liberty Select Value Fund,   Variable Series

Liberty Value Fund, Variable Series

Newport Tiger Fund, Variable Series

Rydex Financial Services Fund,   Variable Series

Rydex Health Care Fund,   Variable Series

Stein Roe Global Utilities Fund,   Variable Series

STEINROE VARIABLE
INVESTMENT TRUST

Liberty Federal Securities Fund,   Variable Series

Stein Roe Balanced Fund,   Variable Series

Stein Roe Growth Stock Fund,   Variable Series

Stein Roe Money Market Fund,   Variable Series

Stein Roe Small Company Growth   Fund, Variable Series

                                 (the "Funds")

         * Please fold and detach card at perforation before mailing *

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THIS SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                                FOR        AGAINST      ABSTAIN

1.  TO APPROVE A NEW INVESTMENT ADVISORY
    AGREEMENT.                                  [ ]          [ ]           [ ]

2.  BALANCED FUND ONLY: TO APPROVE A
    NEW SUB-ADVISORY AGREEMENT WITH NORDEA
    SECURITIES, INC.                            [ ]          [ ]           [ ]

3.  TO CONSIDER AND ACT UPON ANY OTHER
    MATTERS THAT PROPERLY COME BEFORE
    THE MEETING AND ANY ADJOURNED SESSION
    OF THE MEETING.

Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

William J. Ballou
Secretary of each Trust
August 13, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON.

                                PROXY STATEMENT

                       LIBERTY VARIABLE INVESTMENT TRUST
                       STEINROE VARIABLE INVESTMENT TRUST
                                 (THE "TRUSTS")
                              ONE FINANCIAL CENTER
                          BOSTON, MASSACHUSETTS 02111

                       LIBERTY VARIABLE INVESTMENT TRUST

                          Colonial Global Equity Fund,
                                Variable Series

                         Colonial High Yield Securities
                             Fund, Variable Series

            Colonial International Fund for Growth, Variable Series

             Colonial International Horizons Fund, Variable Series

                 Colonial Small Cap Value Fund, Variable Series

                Colonial Strategic Income Fund, Variable Series

              Colonial U.S. Growth & Income Fund, Variable Series

           Crabbe Huson Real Estate Investment Fund, Variable Series

                 Liberty All-Star Equity Fund, Variable Series

           Liberty Newport Japan Opportunities Fund, Variable Series

                          Liberty S&P 500 Index Fund,
                                Variable Series

                   Liberty Select Value Fund, Variable Series

                              Liberty Value Fund,
                                Variable Series

                              Newport Tiger Fund,
                                Variable Series

                 Rydex Financial Services Fund, Variable Series

                            Rydex Health Care Fund,
                                Variable Series

                Stein Roe Global Utilities Fund, Variable Series

                        (collectively, the "LVIT Funds")

                       STEINROE VARIABLE INVESTMENT TRUST

                Liberty Federal Securities Fund, Variable Series

                    Stein Roe Balanced Fund, Variable Series

                  Stein Roe Growth Stock Fund, Variable Series

                  Stein Roe Money Market Fund, Variable Series

              Stein Roe Small Company Growth Fund, Variable Series
                     (collectively, the "SRVIT Funds" and,
                   together with the LVIT Funds, the "Funds")

The Trustees of the Trusts (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about August 13, 2001.

The only items of business that the Trustees expect will come before the Meeting are:

(1) approval of a new Investment Advisory Agreement for each Fund (each a "New Advisory Agreement") with, as applicable, Liberty Advisory Services Corp. or Stein Roe & Farnham Incorporated (collectively, the "Advisors");

(2) approval of a New Sub-Advisory Agreement (each a "New Sub-Advisory Agreement") for each of Colonial Global Equity Fund, Variable Series, Colonial High Yield Securities Fund, Variable Series, Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Small Cap Value Fund, Variable Series, Colonial Strategic Income Fund, Variable Series, Colonial U.S. Growth & Income Fund, Variable Series, Crabbe Huson Real Estate Investment Fund, Variable Series, Liberty All-Star Equity Fund, Variable Series, Liberty Newport Japan Opportunities Fund, Variable Series, Liberty S&P 500 Index Fund, Variable Series, Liberty Select Value Fund, Variable Series, Liberty Value Fund, Variable Series, Newport Tiger Fund, Variable Series, Rydex Financial Services Fund, Variable Series, Rydex Health Care Fund, Variable Series, Stein Roe Balanced Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series (collectively, the "Sub-Advised Funds") with, as applicable, Colonial Management Associates, Inc., Crabbe Huson Group, Inc., Liberty Asset Management Company, Newport Fund Management, Inc., Nordea Securities, Inc. and Stein Roe & Farnham Incorporated (collectively, the "Sub-Advisors");

(3) approval of a new Portfolio Management Agreement or new Portfolio Management Agreements (each a "New Portfolio Management Agreement") for each of the Liberty All-Star Equity Fund, Variable Series, Liberty S&P 500 Index Fund, Variable Series, Rydex Financial Services Fund, Variable Series and Rydex Health Care Fund, Variable Series (collectively, the "Portfolio Managed Funds") with, as applicable, Mastrapasqua & Associates, Inc., Oppenheimer Capital, Boston Partners Asset Management, L.P., Westwood Management Corp., TCW Investment Management Company, Rydex Global Advisors and SSgA Funds Management, Inc. (collectively, the "Portfolio Managers"); and

(4) the election of Trustees of Liberty Variable Investment Trust.

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED

---------------------------------------------------------------------------------
                          1. PROPOSAL                  3. PROPOSAL
                          TO APPROVE    2. PROPOSAL     TO APPROVE
                             A NEW       TO APPROVE       A NEW
                          INVESTMENT       A NEW        PORTFOLIO     4. PROPOSAL
                           ADVISORY     SUB-ADVISORY    MANAGEMENT     TO ELECT
NAME OF FUND               AGREEMENT     AGREEMENT     AGREEMENT(S)    TRUSTEES
---------------------------------------------------------------------------------
 LIBERTY VARIABLE
  INVESTMENT TRUST
 Colonial Global Equity
  Fund, Variable Series        X             X                             X
---------------------------------------------------------------------------------
 Colonial High Yield
  Securities Fund,
  Variable Series              X             X                             X
---------------------------------------------------------------------------------
 Colonial International
  Fund for Growth,
  Variable Series              X             X                             X
---------------------------------------------------------------------------------
 Colonial International
  Horizons Fund,
  Variable Series              X             X                             X
---------------------------------------------------------------------------------
 Colonial Small Cap
  Value Fund, Variable
  Series                       X             X                             X
---------------------------------------------------------------------------------
 Colonial Strategic
  Income Fund, Variable
  Series                       X             X                             X
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                          1. PROPOSAL                  3. PROPOSAL
                          TO APPROVE    2. PROPOSAL     TO APPROVE
                             A NEW       TO APPROVE       A NEW
                          INVESTMENT       A NEW        PORTFOLIO     4. PROPOSAL
                           ADVISORY     SUB-ADVISORY    MANAGEMENT     TO ELECT
NAME OF FUND               AGREEMENT     AGREEMENT     AGREEMENT(S)    TRUSTEES
---------------------------------------------------------------------------------
 Colonial U.S. Growth &
  Income Fund, Variable
  Series                       X             X                             X
---------------------------------------------------------------------------------
 Crabbe Huson Real
  Estate Investment
  Fund, Variable Series        X             X                             X
---------------------------------------------------------------------------------
 Liberty All-Star Equity
  Fund, Variable Series        X             X              X              X
---------------------------------------------------------------------------------
 Liberty Newport Japan
  Opportunities Fund,
  Variable Series              X             X                             X
---------------------------------------------------------------------------------
 Liberty S&P 500 Index
  Fund, Variable Series        X             X              X              X
---------------------------------------------------------------------------------
 Liberty Select Value
  Fund, Variable Series        X             X                             X
---------------------------------------------------------------------------------
 Liberty Value Fund,
  Variable Series              X             X                             X
---------------------------------------------------------------------------------
 Newport Tiger Fund,
  Variable Series              X             X                             X
---------------------------------------------------------------------------------
 Rydex Financial
  Services Fund,
  Variable Series              X             X              X              X
---------------------------------------------------------------------------------
 Rydex Health Care Fund,
  Variable Series              X             X              X              X
---------------------------------------------------------------------------------
 Stein Roe Global
  Utilities Fund,
  Variable Series              X             X                             X
---------------------------------------------------------------------------------
 STEINROE VARIABLE
  INVESTMENT TRUST
 Liberty Federal
  Securities Fund,
  Variable Series              X
---------------------------------------------------------------------------------
 Stein Roe Balanced
  Fund, Variable Series        X             X
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                          1. PROPOSAL                  3. PROPOSAL
                          TO APPROVE    2. PROPOSAL     TO APPROVE
                             A NEW       TO APPROVE       A NEW
                          INVESTMENT       A NEW        PORTFOLIO     4. PROPOSAL
                           ADVISORY     SUB-ADVISORY    MANAGEMENT     TO ELECT
NAME OF FUND               AGREEMENT     AGREEMENT     AGREEMENT(S)    TRUSTEES
---------------------------------------------------------------------------------
 Stein Roe Growth Stock
  Fund, Variable Series        X
---------------------------------------------------------------------------------
 Stein Roe Money Market
  Fund, Variable Series        X
---------------------------------------------------------------------------------
 Stein Roe Small Company
  Growth Fund, Variable
  Series                       X
---------------------------------------------------------------------------------

---------------
An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal.

                              PROPOSALS 1, 2 AND 3

NEW ADVISORY, SUB-ADVISORY AND PORTFOLIO
MANAGEMENT AGREEMENTS

As explained below, the proposed New Advisory Agreement for each Fund, the proposed New Sub-Advisory Agreement for each Sub-Advised Fund and the proposed New Portfolio Management Agreement(s) for each Portfolio Managed Fund (the New Advisory Agreements, the New Sub-Advisory Agreements and the New Portfolio Management Agreements, as applicable for a Fund, are referred to collectively as the "New Agreements") are substantially identical (except for their terms and dates and certain other non-material changes) to the Investment Advisory Agreement, Sub-Advisory Agreement and Portfolio Management Agreement(s) currently in effect for that Fund (the "Current Advisory Agreement," "Current Sub-Advisory Agreement," and "Current Portfolio Management Agreement(s)," respectively, and, collectively, the "Current Agreements").

The reason the Trustees are proposing a New Advisory Agreement for each Fund, a New Sub-Advisory Agreement for each Sub-Advised Fund and a New Portfolio Management Agreement or New Portfolio Management Agreements for each Portfolio Managed Fund is that the Current Agreements will terminate when the Advisors' parent company,

Liberty Financial Companies, Inc. ("Liberty Financial"), sells each of the Advisors and its other subsidiaries that operate its asset management business (the "Asset Management Segment") to Fleet National Bank, a national banking association ("Fleet"). As a result of this acquisition, the Advisors and the other subsidiaries will become direct or indirect, wholly owned subsidiaries of Fleet. The Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreement of an investment company, as well as any sub-advisory or portfolio management agreement, such as any of the Current Sub-Advisory Agreements and the Current Portfolio Management Agreements, must provide for automatic termination if assigned, such as when the investment advisor or its parent company undergoes a significant change of ownership.

In addition, Liberty Financial has agreed to sell, in a separate transaction, all of the issued and outstanding capital stock of the subsidiaries constituting the annuity segment of Liberty Financial's business to Sun Life Assurance Company of Canada, a Canadian corporation (the "Annuity Sale"). The sale of the Asset Management Segment to Fleet and the Annuity Sale are not conditioned on each other. Liberty Financial has entered into a Merger Agreement with Liberty Mutual Insurance Company ("Liberty Mutual") (the majority stockholder of Liberty Financial), which provides that, following the acquisition of the Asset Management Segment by Fleet and the Annuity Sale, LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual, will merge with and into Liberty Financial, with Liberty Financial being the surviving corporation (the "Merger"). In connection with the Merger, holders of Liberty Financial common stock, other than Liberty Financial, Liberty Mutual and their respective direct and indirect subsidiaries and other than those holders of Liberty Financial common stock who validly perfect and exercise their appraisal rights under Massachusetts law, will be entitled to receive an amount of cash equal to $33.44, subject to adjustment, per share of common stock. Once such merger consideration is paid, such shares will be cancelled.

The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement(s), as applicable for each Fund, so that the Advisors, Sub-Advisors and Portfolio Managers can continue, following the acquisition of the Asset Management Segment by Fleet, to manage each Fund on the same terms as are now in effect. The Trustees also have approved an interim advisory agreement, sub-advisory agreement and portfolio management agreement(s), as applicable, for each Fund, pursuant to Rule 15a-4 under the Investment Company Act, which will be entered into immediately following the closing of the acquisition of the Asset Management Segment by Fleet only if a particular Fund has not at that time received the requisite shareholder vote for the applicable New Agreement(s) at the Meeting. See the section "Basis for the Trustees' Recommendations" below for further information on these interim agreements.

The acquisition of the Asset Management Segment by Fleet will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). Those conditions include, among others, the receipt of certain government approvals, approval or consent from investment advisory clients of the Advisors, the affiliated Sub-Advisors and other Liberty Financial affiliates (including mutual fund clients) which represent a specified percentage of Liberty Financial's total assets under management as of March 31, 2001, the avoidance of a certain level of net redemptions from portfolios managed by the Advisors and certain of their affiliates that make up the Asset Management Segment and approval of the acquisition by the requisite vote of the shareholders of Liberty Financial. Liberty Financial currently expects that the acquisition will occur during the latter part of 2001, but the acquisition could be delayed. If the acquisition does not occur, the New Agreements would not be needed because the automatic termination of the Current Agreements would not occur.

Under the Investment Company Act, a fund cannot enter into a new advisory agreement and an advisor cannot enter into a new advisory agreement, including any sub-advisory or portfolio management agreement, on behalf of a fund unless the shareholders of that fund vote to approve the new advisory agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreement for each Fund, the New Sub-Advisory Agreement for each Sub-Advised Fund and the New Portfolio Management Agreement(s) for each Portfolio Managed Fund. NO CHANGE IN ADVISORY, SUB-ADVISORY OR PORTFOLIO MANAGEMENT FEE RATES OR SERVICES IS BEING PROPOSED.

Shareholders of each Fund will vote separately on the New Advisory Agreement for that Fund, shareholders of each Sub-Advised Fund will vote separately on the New Sub-Advisory Agreement for that Fund, and shareholders of each Portfolio Managed Fund will vote separately on the New Portfolio Management Agreement(s) for that Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. All shares are owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. As of the Record Date for this Proxy Statement, the Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport), Keyport Benefit Life Insurance Company (a wholly owned subsidiary of Keyport), Liberty Life Assurance Company (an affiliate of Keyport), MetLife Investors, Security Benefit Life Insurance Company, Lincoln Life, Great West Life and Annuity Insurance Company, Aegon USA, Transamerica Life Insurance and SAGE Life Assurance Company. As of the date of this Proxy Statement, Keyport, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company and Liberty Life Assurance Company are affiliated with the Advisors.

The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Funds to be voted. The Separate Accounts will vote shares of the Funds as instructed on the proxy cards by their contract or policyholders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby in favor of each New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportion as the shares for which proxies are returned. In addition, Keyport, which owns shares of certain Funds in its general account, intends to vote such shares in the same proportion as the shares held in its Separate Accounts for which proxies are returned.

THE BOARDS OF TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT, THE NEW SUB-ADVISORY AGREEMENT AND THE NEW PORTFOLIO MANAGEMENT AGREEMENT(S), AS APPLICABLE, FOR THEIR FUND.

REQUIRED VOTE. For each Fund, the vote required to approve each New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable, is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

The New Advisory Agreement for each Fund is substantially identical (but for a few non-material changes) to the Current Advisory Agreement for that Fund. The date of each New Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Advisory Agreement, and the initial term of each new Advisory Agreement expires on July 31, 2003. Appendix A1 to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B1 to this Proxy Statement contains the form of the New Advisory Agreement applicable to each Fund. Each Current Advisory Agreement and each New Advisory Agreement matches the applicable form in Appendix B1, except for items specific to a Fund such as the Fund's name and fee rate, and the date of the Agreement. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A1 and B1.

Each New Advisory Agreement essentially provides that the Advisor, under the Trustees' supervision, will: (1) provide investment management and related services to the Trust and the Fund, and (2) provide certain administrative and limited oversight services.

The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Advisory Agreements, and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Advisor (those Trustees who are not "interested persons" of the Trust, or an Advisor, Sub-Advisor or Portfolio Manager for that Trust, are referred to below as the "Independent Trustees").

The New Advisory Agreement for each Fund may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to an Advisor, or by an Advisor upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment advisor (including a sub-advisor) or its parent company occurs (such as the acquisition of the Asset Management Segment by Fleet).

The New Advisory Agreement for each Fund provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Stein Roe & Farnham Incorporated ("Stein Roe") currently provides administrative services to each of the SRVIT Funds under a separate administration agreement. This agreement and the agreements discussed in the following paragraphs are not subject to the "assignment" provisions of the Investment Company Act and are not impacted by Liberty Financial's sale of the Asset Management Segment to Fleet. The aggregate administrative services fees paid by each SRVIT Fund to Stein Roe for the most recently completed fiscal year are set forth in Appendix E. Under the existing administrative agreement, Stein Roe may make use of its affiliated companies in connection with the administrative services to be provided to a Fund under the contract. Whether or not the proposed New Advisory Agreements are approved, the administration agreement for each SRVIT Fund will remain in effect.

Pursuant to pricing and bookkeeping agreements, Colonial Management Associates, Inc. ("Colonial") and Stein Roe are responsible for providing certain services to the LVIT Funds and SRVIT Funds, respectively. The aggregate pricing and bookkeeping fees paid by each Fund to Colonial or Stein Roe for the most recently completed fiscal year are set forth in Appendix E. Whether or not the proposed New Advisory Agreements are approved, the pricing and bookkeeping agreement for each Fund will remain in effect.

Liberty Funds Services, Inc. ("LFSI"), One Financial Center, Boston, Massachusetts 02111, is the agent for each Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. The aggregate transfer agency fees paid by each Fund to LFSI for the most recently completed fiscal year are set forth in Appendix E. Whether or not the proposed New Advisory Agreements are approved, the transfer agency agreements for each Fund will remain in effect.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements for the Sub-Advised Funds are substantially identical (but for a few non-material changes) to the Current Sub-Advisory Agreements for those Funds. The date of each New Sub-Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Sub-Advisory Agreement, and the initial term of each New Sub-Advisory Agreement expires on July 31, 2003. Appendix A2 to this proxy statement sets forth information about the Current Sub-Advisory Agreements, including the dates of the Current Sub-Advisory Agreements and the advisory fee rates under both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements. Appendix B2 to this proxy statement contains forms of the Sub-Advisory Agreements. Each Current Sub-Advisory Agreement and each New Sub-Advisory Agreement matches the applicable form in Appendix B2, except for the changes noted above and items specific to a Fund, such as the Fund's name and fee rate. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A2 and B2.

The New Sub-Advisory Agreements essentially provide that the Sub-Advisor, under the Trustees' and the Advisor's supervision, will (1) decide what securities to buy and sell for the Fund's (or a portion of the Fund's) portfolio (except in the case of each Portfolio Managed Fund); (2) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund's portfolio managed by the Sub-Advisor) (except in the case of each Portfolio Managed Fund); (3) report results to the Board of Trustees of the Trust or the Advisor, as appropriate; and (4) in the case of certain Portfolio Managed Funds, to provide an overall investment program and strategy and recommend and oversee portfolio managers.

The New Sub-Advisory Agreements provide that they will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Funds approve the New Sub-Advisory Agreements, and ending on July 31, 2003. After that, they will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Trustees.

The New Sub-Advisory Agreements may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund on sixty days' written notice to the Sub-Advisor, (ii) in some cases, by the Advisor upon sixty days' written notice to the Sub-Advisor, or
(iii) by the Sub-Advisor upon ninety (in some cases sixty) days' written notice to the Advisor and the Trust, and the New Sub-Advisory Agreements terminate automatically in the event of their "assignment," as described above, or upon termination of the Advisory Agreement.

The Sub-Advisor will not be liable to the Advisor, the relevant Trust, the relevant Fund or its shareholders, except for liability arising from the Sub-Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement.

DESCRIPTION OF THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

The New Portfolio Management Agreements for the Portfolio Managed Funds are identical (but for a few non-material changes) to the Current

Portfolio Management Agreements for those Funds except that the date of each New Portfolio Management Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Portfolio Management Agreement, and the initial term of each New Portfolio Management Agreement expires on July 31, 2003. Appendix A3 to this proxy statement sets forth information about the Current Portfolio Management Agreements, including the dates of the Current Portfolio Management Agreements and the advisory fee rates under both the New Portfolio Management Agreements and the Current Portfolio Management Agreements. Appendix B3 to this proxy statement contains the form of the Portfolio Management Agreements. Each Current Portfolio Management Agreement and each New Portfolio Management Agreement matches the form in Appendix B3, except for the changes noted above and items specific to a Fund, such as the Fund's name and fee rate. The next several paragraphs briefly summarize some important provisions of the New Portfolio Management Agreements, but for a complete understanding of the Agreements, you should read Appendices A3 and B3.

The New Portfolio Management Agreements essentially provide that the Portfolio Manager, under the Trustees', the Advisor's and the Sub-Advisor's supervision, will (1) decide what securities to buy and sell for the Fund's (or a portion of the Fund's) portfolio; (2) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund's portfolio managed by the Portfolio Manager); and (3) report results to the Boards of Trustees of the Trust, the Advisor or the Sub-Advisor, as appropriate.

The New Portfolio Management Agreements provide that they will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the applicable Fund approve the New Portfolio Management Agreement, and ending on July 31, 2003. After that, they will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Trustees.

The New Portfolio Management Agreements may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on thirty days' written notice to the Portfolio Manager, (ii) by the Sub-Advisor upon thirty days' written notice to the Portfolio Manager, or (iii) by the Portfolio Manager upon ninety days' written notice to the Sub-Advisor and the Trust, and the New Portfolio Management Agreements terminate automatically in the event of their "assignment," as described above, or upon termination of the applicable Advisory Agreement or Sub-Advisory Agreement.

The Portfolio Manager will not be liable to the Advisor, Sub-Advisor, the relevant Trust, the relevant Fund or its shareholders, except for liability arising from the Portfolio Manager's willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations or duties under the New Portfolio Management Agreement.

BASIS FOR THE TRUSTEES' RECOMMENDATIONS

The Trustees initially met on June 11, 2001 to discuss the proposed acquisition of the Asset Management Segment by Fleet. At that meeting, representatives of Liberty Financial made a presentation regarding the terms of the proposed acquisition and representatives of Fleet made a presentation regarding Fleet's structure and asset management business and their plans as they existed at that time for the Asset Management Segment. At a meeting held on June 19, 2001, Liberty Financial and Fleet provided the Trustees with additional information that they had requested, and the Trustees also completed their annual review of the contracts for each Fund. The Trustees determined at the June 19, 2001 meeting to recommend that each Fund's shareholders vote to approve the New Advisory Agreement and, as applicable, the New Sub-Advisory Agreement and the New Portfolio Management Agreement(s) for their Fund. At a meeting held on July 23, 2001, the Trustees gave further consideration to the proposed acquisition and reaffirmed their recommendation that shareholders vote to approve the New Agreements.

In coming to that determination, the Trustees gave particular consideration to matters relating to the possible effects on the Advisors, the affiliated Sub-Advisors and the Funds of the acquisition of the Asset Management Segment by Fleet. Among other things, the Trustees considered:

- the stated intention of Fleet not to make immediate changes to the investment management services provided by the Advisors and to collaborate with the Advisors, in consultation with the Boards of the Funds, to develop and implement a strategy for integrating the investment management businesses of the Advisors with Fleet's investment management business;

- certain actions taken by Liberty Financial and the Advisors and the affiliated Sub-Advisors to help retain and incent their key personnel;

- the general reputation and the financial resources of Fleet and its parent organization;

- the potential benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel and enhance technology and customer service;

- the expected additional investment options available to shareholders of the Funds;

- the impact of the acquisition of the Asset Management Segment on the different types of investors in the Funds;

- the stated intention of Fleet to consult with the Boards of the Funds prior to removing or reducing any voluntary fee waivers or expense limitations; and

- the stated intention of Fleet of providing investment professionals of the Advisors with access to greater resources as a result of the acquisition.

In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

- the Advisors and Sub-Advisors and their respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

- the terms of the New Advisory Agreements and, where applicable, the New Sub-Advisory Agreements and the New Portfolio Management Agreements;

- the scope and quality of the services that the Advisors, Sub-Advisors and Portfolio Managers have been providing to the Funds;

- the investment performance of each Fund and of similar funds managed by other advisors;

- the advisory fee rates payable to the Advisors by the Funds, by the Advisors to the Sub-Advisors with respect to the Sub-Advised Funds and by the Sub-Advisors to the Portfolio Managers with respect to the Portfolio Managed Funds, and by other funds and client accounts managed by the Advisors, the Sub-Advisors and the Portfolio Managers, and payable by similar funds managed by other advisors (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Advisors and, where applicable, one or more Sub-Advisors and Portfolio Managers, that have investment objectives similar to the particular Fund);

- the total expense ratios of the Funds and of similar funds managed by other advisors; and

- compensation payable by the Funds to affiliates of the Advisors, the Sub-Advisors and the Portfolio Managers for other services (see Appendix E to this Proxy Statement for more information about that compensation).

In addition, the Trustees considered that the agreement relating to the acquisition by Fleet provides that Fleet will (subject to certain qualifications) use all reasonable efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment advisor or its affiliates may receive benefits or compensation in connection with a change of control of the investment advisor (such as Fleet's acquisition of the Asset Management Segment) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the advisor must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the advisor. (No changes in the current composition of the Trustees are required to satisfy that condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment advisor or any "interested person" of the advisor receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund, the New Sub-Advisory Agreements for the Sub-Advised Funds and the New Portfolio Management Agreement(s) for the Portfolio Managed Funds and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement and, as applicable, the New Sub-Advisory Agreement and the New Portfolio Management Agreement(s) for their Fund.

In the event that the shareholders have not approved the New Advisory Agreements, New Sub-Advisory Agreements or New Portfolio Management Agreements, as applicable, by the time of the acquisition of the Asset Management Segment by Fleet, the Advisors, Sub-Advisors and Portfolio Managers will enter into interim advisory agreements, sub-advisory agreements or portfolio management agreements pursuant to Rule 15a-4 under the Investment Company Act, which will take effect immediately following the acquisition of the Asset Management Segment by Fleet (at which time the Current Agreements will terminate due to an assignment). Each interim advisory agreement, sub-advisory agreement and portfolio management agreement will be in substantially the applicable form set forth in Appendix B1, B2 or B3 but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that a Fund's Board of Trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the Advisor, Sub-Advisor or Portfolio Manager thereunder will be held in an interest-bearing escrow account until shareholder approval of the corresponding New Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to the Advisor, Sub-Advisor or Portfolio Manager). If a Fund has not received the requisite shareholder approval for a New Advisory Agreement, New Sub-Advisory Agreement or New Portfolio Management Agreement(s) within 150 days after the closing of the acquisition, the Trustees will consider other appropriate arrangements subject to approval in accordance with the Investment Company Act.

INFORMATION ABOUT THE ADVISORS, THE SUB-ADVISORS, THE PORTFOLIO MANAGERS AND THE FLEET/LIBERTY FINANCIAL TRANSACTION

ADVISORS

LIBERTY ADVISORY SERVICES CORP.

Liberty Advisory Services Corp. ("LASC"), a Massachusetts corporation, located at 125 High Street, Boston, Massachusetts 02110, serves as Manager pursuant to investment advisory agreements between Liberty Variable Investment Trust on behalf of the LVIT Funds and LASC. As of May 31, 2001, LASC managed over $871 million in assets. LASC currently serves as investment advisor for 17 open-end management investment company portfolios. LASC is a direct wholly owned subsidiary of Keyport, which is an indirect wholly owned subsidiary of Liberty Financial. Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual. As of June 30, 2001, LFC Management Corporation owned 70.46% of the common stock of Liberty Financial and the balance was held by the public and listed on the New York Stock Exchange. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of LFC Management Corporation, Liberty Corporate Holdings, Inc., LFC Holdings, Inc., Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117. Prior to the closing of the Annuity Sale, LASC will become a wholly owned subsidiary of Liberty Funds Group LLC ("LFG") and will be acquired by Fleet as part of the Asset Management Segment. Upon completion of the Annuity Sale, ownership of Keyport will be transferred to Sun Life Assurance Company.

The directors and principal executive officer of LASC are Philip K. Polkinghorn (principal executive officer and director) and Stewart R. Morrison. Mr. Polkinghorn is the President of Keyport. Mr. Morrison is a Senior Vice President and the Chief Investment Officer of Keyport. The business address of Messrs. Polkinghorn and Morrison is 125 High Street, Boston, Massachusetts 02110.

LASC and the Liberty Variable Investment Trust, on behalf of each of the Colonial Global Equity Fund, Variable Series, Colonial High Yield Securities Fund, Variable Series, Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Small Cap Value Fund, Variable Series, Colonial Strategic Income Fund, Variable Series, Colonial U.S. Growth & Income Fund, Variable Series, Liberty S&P 500 Index Fund, Variable Series, Liberty Select Value Fund, Variable Series, Liberty Value Fund, Variable Series, Rydex Financial Services Fund, Variable Series and Rydex Health Care Fund, Variable Series, have entered into separate Sub-Advisory Agreements with Colonial.

LASC and the Liberty Variable Investment Trust, on behalf of the Stein Roe Global Utilities Fund, Variable Series, have entered into a separate Sub-Advisory Agreement with Stein Roe.

LASC and the Liberty Variable Investment Trust, on behalf of each of the Liberty Newport Japan Opportunities Fund, Variable Series and Newport Tiger Fund, Variable Series, have entered into separate Sub-Advisory Agreements with Newport Fund Management, Inc. ("Newport").

LASC and the Liberty Variable Investment Trust, on behalf of the Crabbe Huson Real Estate Investment Fund, Variable Series, have entered into a separate Sub-Advisory Agreement with Crabbe Huson Group, Inc. ("Crabbe Huson").

Liberty Asset Management Company ("LAMCO") sub-advises the Liberty All-Star Equity Fund, Variable Series pursuant to the LASC Management Agreement for such Fund (to which LAMCO is a party).

The Liberty All-Star Equity Fund, Variable Series' investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number -- currently five -- of independent investment management organizations ("Portfolio Managers"), each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Current Portfolio Management Agreement among the Trust, on behalf of the Liberty All-Star Equity Fund, Variable Series, LAMCO and such Portfolio Manager.

STEIN ROE & FARNHAM INCORPORATED

Stein Roe, a Delaware corporation, located at One South Wacker Drive, Chicago, Illinois 60606, and its predecessor have been providing investment advisory services since 1932. Stein Roe serves as investment advisor pursuant to investment advisory agreements between the SteinRoe Variable Investment Trust on behalf of the SRVIT Funds and Stein Roe. Stein Roe acts as an investment advisor to trustees, investment companies, pension and profit sharing plans, charitable organizations, and other institutional investors. As of May 31, 2001, Stein Roe managed over $23 billion in assets. Stein Roe currently serves as investment advisor or sub-advisor for 38 open-end and 3 closed-end management investment company portfolios. Stein Roe is a wholly owned subsidiary of LFG, which in turn is an indirect wholly owned subsidiary of Liberty Financial.

The directors and principal executive officer of Stein Roe are Stephen E. Gibson (principal executive officer and director), J. Andrew Hilbert, C. Allen Merritt, Jr. and Joseph R. Palombo. Mr. Gibson is the President of Stein Roe. Mr. Palombo is an Executive Vice President of Stein Roe. Mr. Hilbert is the Chief Financial Officer of Liberty Financial. Mr. Merritt is the Chief of Staff of Liberty Financial. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111; and that of Messrs. Hilbert and Merritt is 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210.

In addition, the following individuals who are officers of the Trusts are also officers of Stein Roe: William J. Ballou, Kevin M. Carome and Kevin S. Jacobs.

Stein Roe and the SteinRoe Variable Investment Trust, on behalf of Stein Roe Balanced Fund, Variable Series, have entered into a separate Sub-Advisory Agreement with Nordea Securities, Inc.

SUB-ADVISORS

COLONIAL MANAGEMENT ASSOCIATES, INC.

Colonial, a Massachusetts corporation, located at One Financial Center, Boston, Massachusetts 02111, is a wholly owned subsidiary of LFG, also located at One Financial Center, Boston, Massachusetts 02111, which in turn is a direct wholly owned subsidiary of Liberty Financial Services, Inc. ("LFS") which is a direct wholly owned subsidiary of Liberty Financial. The principal executive offices of LFS are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02110.

Colonial and/or its affiliate, Colonial Advisory Services, Inc., has rendered investment advisory services to investment company, institutional and other clients since 1931. As of May 31, 2001, Colonial managed and/or administered over $17 billion in assets. Colonial currently serves as investment advisor, sub-advisor or administrator for 48 open-end and 9 closed-end management investment company portfolios.

The directors of Colonial are Stephen E. Gibson, Joseph R. Palombo and Kevin M. Carome. Mr. Gibson is the President and Chief Executive Officer of Colonial. Mr. Palombo is an Executive Vice President of Colonial. Mr. Carome is a Senior Vice President of Colonial. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111. The business address of Mr. Carome is 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210.

In addition, the following individuals who are officers of the Trusts are also officers of Colonial: William J. Ballou, Barry Finkle, Ellen Harrington, Kevin
S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo.

STEIN ROE & FARNHAM INCORPORATED

Stein Roe serves as the sub-advisor to Stein Roe Global Utilities Fund, Variable Series. See above for a description of Stein Roe and its directors and principal executive officer.

NEWPORT FUND MANAGEMENT, INC.

Newport, a Virginia corporation, located at 580 California Street, San Francisco, California 94104, serves as an investment advisor and sub-advisor to investment companies. As of May 31, 2001, Newport managed over $912 million in assets. Newport currently serves as investment advisor or sub-advisor for 9 open-end management investment company portfolios. Newport is a direct majority-owned subsidiary of Newport Pacific Management, Inc. ("Newport Pacific"), a California corporation, also located at 580 California Street, San Francisco, California 94104. Newport Pacific is a direct wholly owned subsidiary of Liberty Newport Holdings, Limited, which in turn is a direct wholly owned subsidiary of Liberty Financial.

The directors of Newport and Newport Pacific are Lindsay Cook, J. Andrew Hilbert and John M. Mussey. Mr. Cook is an Executive Vice President of Liberty Financial. Mr. Hilbert is the Chief Financial Officer of Liberty Financial. Mr. Mussey is the Chairman of Newport and Newport Pacific. The business address of Messrs. Cook and Hilbert is 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210; and that of Mr. Mussey is 580 California Street, San Francisco, California 94104.

LIBERTY ASSET MANAGEMENT COMPANY

LAMCO, a Delaware corporation, located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210, is a direct wholly owned subsidiary of LFS, which is a direct wholly owned subsidiary of Liberty Financial. As of May 31, 2001, LAMCO managed over $1.4 billion in assets. LAMCO currently serves as investment advisor for one open-end and two closed-end management investment company portfolios.

The directors of LAMCO are Lindsay Cook, J. Andrew Hilbert and William R. Parmentier, Jr. Mr. Cook is an Executive Vice President of Liberty Financial. Mr. Hilbert is the Chief Financial Officer of Liberty Financial. Mr. Parmentier is the President, Chief Executive Officer and Chief Investment Officer of LAMCO. The business address of Messrs. Cook, Hilbert and Parmentier is 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210.

CRABBE HUSON GROUP, INC.

Crabbe Huson, a Massachusetts corporation, located at 121 S.W. Morrison, Portland, Oregon 97204, has rendered investment advisory services to investment company, institutional or other clients since 1980. As of May 31, 2001, Crabbe Huson managed over $1.56 billion in assets.

Crabbe Huson currently serves as investment advisor for 5 open-end management investment company portfolios. Crabbe Huson is a direct, wholly owned subsidiary of Liberty Financial.

The directors of Crabbe Huson are Lindsay Cook and J. Andrew Hilbert. Mr. Cook is an Executive Vice President of Liberty Financial and the President of Crabbe Huson. Mr. Hilbert is a Senior Vice President and the Chief Financial Officer of Liberty Financial. The business address of Messrs. Cook and Hilbert is 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210.

NORDEA SECURITIES, INC.

Nordea Securities, Inc., d/b/a Nordea Investment Management ("Nordea") in the United States, is located at 13-15 West 54th Street, New York, New York 10019. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. As of May 31, 2001, Nordea managed over $32 billion in assets. Nordea is an indirect wholly owned subsidiary of Unibank A/S, which in turn is a direct wholly owned subsidiary of Nordea Companies Denmark, which in turn is a direct wholly owned subsidiary of Nordea AB. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea Companies Denmark are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden.

The directors of Nordea Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is the President and Chairman of the Board of Nordea Securities, Inc. Mr. Jacobsen is a Managing Director and the Head of Nordea Investment Management. Mr. Murphy is the Head of Administration, Nordea AB, New York. Mr. Nyegaard is the Head of Markets, Nordea AB. Mr. Pedersen is the Head of Equities, Aros Maizel. The business address of Messrs. Bak and Murphy is 13-15 West 54th Street, New York, New York, 10019. The business address of Messrs. Nyegaard and Jacobsen is Torvegade 2 DK-1786 Copenhagen V., Denmark. The business address of Mr. Pedersen is Engelbrektsplan, Fill, 4 98 Stockholm, Sweden.

PORTFOLIO MANAGERS

Information about Liberty All-Star Equity Fund, Variable Series' current Portfolio Managers is set forth below.

MASTRAPASQUA & ASSOCIATES, INC. Mastrapasqua & Associates, Inc. ("Mastrapasqua"), an investment advisor since 1993, is located at 814 Church Street, Suite 600, Nashville, Tennessee 37203 and is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be control persons of Mastrapasqua by virtue of their aggregate ownership of more than 25% of the outstanding voting stock of Mastrapasqua. As of May 31, 2001, Mastrapasqua managed approximately $2.3 billion in assets.

OPPENHEIMER CAPITAL. Oppenheimer Capital ("Oppenheimer"), an investment advisor since 1969, is located at 1345 Avenue of the Americas, New York, New York 10105. Oppenheimer is a Delaware partnership and an indirect subsidiary of Allianz A.G. Oppenheimer's principal executive officer is Kenneth M. Poovey. As of March 31, 2001, Oppenheimer managed over $35.7 billion in assets.

BOSTON PARTNERS ASSET MANAGEMENT, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, Boston, Massachusetts 02109. The sole General Partner of Boston Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond J. Heathwood is the President of Boston Partners, Inc. As of May 31, 2001, Boston Partners managed over $10.9 billion in assets.

WESTWOOD MANAGEMENT CORP. Westwood Management Corp. ("Westwood"), an investment advisor since 1983, is located at 300 Crescent Court, Dallas, Texas 75201 and is a wholly owned subsidiary of Southwest Securities Group, Inc. Westwood's principal executive officer is Susan M. Byrne and its directors are Ms. Byrne, Brian Casey, Don A. Buchhotz, David Glatstein, and Patricia R. Fraze. As of May 31, 2001, Westwood managed over $3.7 billion in assets.

TCW INVESTMENT MANAGEMENT COMPANY. TCW Investment Management Company ("TCW"), located at 865 South Figueroa Street, Los Angeles, California 90017, is a wholly owned subsidiary of The TCW

Group, Inc. ("TCW Group"). Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A. ("SGAM") owns 51% of the TCW Group. SGAM is a wholly owned subsidiary of Societe Generale, S.A. ("Societe Generale"). SGAM is located at 92078 place de la Coupole, 92078 Paris, France. Societe Generale is located at 29, boulevard Haussmann, 75009 Paris, France. The employees and management and other shareholders of the TCW Group own the remaining 49% of the company. Under the terms of an agreement between the TCW Group and SGAM, SGAM will acquire an additional 19% interest in the TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of May 31, 2001, TCW and its affiliates had approximately $75 billion in assets under management or committed to management.

Information about Rydex Financial Services Fund, Variable Series' and Rydex Health Care Fund, Variable Series' current Portfolio Manager is set forth below.

RYDEX GLOBAL ADVISORS. Rydex Global Advisors ("Rydex"), a Maryland corporation, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, has been an investment advisor since 1993. As of May 31, 2001, Rydex managed over $5.3 billion in assets.

The trustees and principal executive officer of Rydex are Albert P. Viragh, Jr. (principal executive officer and trustee), Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville and Roger Somers. Mr. Viragh owns a controlling interest in Rydex.

Information about Liberty S&P 500 Index Fund, Variable Series' current Portfolio Manager is set forth below.

SSGA FUNDS MANAGEMENT, INC. SSgA Funds Management, Inc. ("SSgA FM"), located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Corporation ("SSgA") companies which constitute the investment management business of SSgA. SSgA has been in the business of providing investment advisory services since 1978. As of March 31, 2001, all of the SSgA companies managed approximately $720 billion in assets. SSgA FM is a newly formed entity that, as of May 2001, manages all of the registered investment company business of SSgA. As of May 31, 2001, SSgA FM had approximately $53 billion in assets under management.

The directors of SSgA FM are Gustaff V. Fish, Jr., Agustin Fleites, Timothy B. Harbert and Mitchell H. Shames. Messrs. Fish, Fleites, Harbert and Shames are considered control persons of SSgA FM.

DESCRIPTION OF THE TRANSACTION

On June 4, 2001, Liberty Financial announced that it had entered into a Stock Purchase Agreement with Fleet (the "Purchase Agreement"). Under the Purchase Agreement, Fleet would acquire the Asset Management Segment for a purchase price of $900 million, plus the assumption of approximately $110 million in debt. This price may be adjusted:

- upward or downward based on increases or decreases in the amount of portfolios managed by the subsidiaries that make up the Asset Management Segment (excluding the effects of market action) from December 31, 2000 until a date prior to the closing as the result of purchases of and exchanges into and withdrawals from and exchanges out of those portfolios. The maximum purchase price adjustment under this provision would be $180 million;

- upward or downward based on increases or decreases in the tangible net worth of the Asset Management Segment from April 1, 2001 through a date prior to the closing;

- downward based on decreases of more than 20% (excluding the effects of sales and redemptions) in the market values of the assets under management of the Asset Management Segment between March 31, 2001 and a date prior to the closing; and

- upward or downward based on the estimated value of amounts owing to or by Liberty Financial at the time of closing in respect of taxes with respect to the income of the Asset Management Segment and the settlement of certain inter-company accounts, agreements and arrangements between Liberty Financial and the subsidiaries that make up the Asset Management Segment.

The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Advisors, the affiliated Sub-Advisors and other Liberty Financial affiliates that constitute the Asset Management Segment (including fund clients) whose accounts represent 80% of the Asset Management Segment's assets under management as of March 31, 2001. Because of these conditions, approval or disapproval by a Fund's shareholders of a New Advisory Agreement, New Sub-Advisory Agreement and Portfolio Management Agreement(s), as applicable, for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain officers of the Trusts will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Agreements. If for some reason the transaction does not occur, the automatic termination of the Current Agreements will not occur, and the New Agreements will not be entered into, even if they have been approved by the Funds' shareholders.

Simultaneously with the signing of the Purchase Agreement, at Fleet's request, Liberty Mutual and Liberty Financial entered into a license agreement with Fleet which provides that upon the closing of the acquisition of the Asset Management Segment, Fleet will have a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the Asset Management Segment's business. The license agreement also contains other covenants and provisions more fully set forth in the Fleet license agreement. Neither Liberty Mutual nor Liberty Financial will receive compensation or other consideration under the Fleet license agreement.

As a result of the acquisition, the Advisors, the affiliated Sub-Advisors and certain of their affiliates that constitute the Asset Management Segment would become wholly owned, direct or indirect subsidiaries of Fleet. Fleet is a wholly owned subsidiary of FleetBoston Financial Corporation, a Boston, Massachusetts-based financial holding company. Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include:

- CONSUMER AND INVESTMENT SERVICES -- includes domestic retail banking to consumer and small business customers, community banking, student loan processing, credit card services, and investment services, including mutual funds and investments, retirement planning, large institutional asset management and brokerage;

- CORPORATE AND GLOBAL BANKING -- includes commercial finance, including asset-based lending and leasing; international banking in key Latin American markets; corporate banking, including specialized industry and institutional lending; and middle market lending, including commercial lending, government banking services, trade services and cash management; and

- CAPITAL MARKETS -- includes investment banking services, brokerage, market-making and principal investing.

CERTAIN INTERESTS OF FUND TRUSTEES AND OFFICERS. Substantially all full-time employees of Liberty Financial and its subsidiaries (including officers of the Trusts and one officer of certain subsidiaries of Liberty Financial who is also a Trustee of the Trusts) participate in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan or the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (the "Retention Plans"). The Retention Plans provide for cash retention bonuses and the full vesting upon a change of control of all outstanding options to purchase shares of stock of Liberty Financial ("Liberty Financial Options") and shares of restricted stock of Liberty Financial ("Restricted Stock") for which the target price in the applicable restricted stock agreement is less than the value of Liberty Financial common stock on the date of the change of control, even though some of these Liberty Financial Options and Restricted Stock would not otherwise have vested or become fully exercisable prior to the change of control. The Retention Plans also provide for enhanced severance benefits to substantially all employees upon a change of control and additional payments to cover excise tax obligations. With respect to employees of the subsidiaries that constitute the Asset Management Segment, a change of control will be deemed to occur under the Retention Plans upon the completion of the Fleet transaction.

CERTAIN BROKERAGE MATTERS

In their consideration of the New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements, the Trustees took account of the Advisors', Sub-Advisors', and Portfolio Managers' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Advisors, Sub-Advisors and Portfolio Managers. The Advisors and the affiliated Sub-Advisors have informed the Trustees that they do not expect to change these practices as a result of Fleet's acquisition of the Asset Management Segment. A summary of these brokerage and soft-dollar practices is set forth in Appendix D.

The Advisors, Sub-Advisors and/or Portfolio Managers may cause portfolio transactions for the Funds to be executed by AlphaTrade Inc. ("AlphaTrade"), a brokerage firm that is affiliated with the Advisors because it is owned by Colonial, which, like Crabbe Huson, Newport Stein Roe, LAMCO and LASC, is a wholly owned subsidiary of Liberty Financial and which is part of the Asset Management Segment. The Funds pay brokerage commissions to AlphaTrade for executing these portfolio transactions. Appendix E contains information about these commission payments.

                                   PROPOSAL 4

ELECTION OF TRUSTEES OF LIBERTY VARIABLE
INVESTMENT TRUST

The purpose of this proposal is to elect eleven members to the Board of Trustees of Liberty Variable Investment Trust. All of the nominees listed below are currently members of the Board of Trustees, and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Ms. Kelly and Messrs. Hacker, Nelson, Palombo and Theobald, have been previously elected to the Board of Trustees by the shareholders in October, 1998. Ms. Kelly and Messrs. Hacker, Nelson, Palombo and Theobald currently serve on the Boards of Trustees of a number of closed-end funds and open-end trusts in the Liberty Funds Complex and Stein Roe Funds Complex, and were recommended for election as Trustees of the Trust by the then current Board of Trustees of the Trust at a special meeting held on October 25-26, 2000. Each elected Trustee will serve as Trustee until a successor is elected and qualified or until death, retirement, resignation or removal.

REQUIRED VOTE. A plurality of the votes cast at the Meeting by shareholders of the Trust, if a quorum is represented, is required for the election of each Trustee. Since the number of Trustees for the Trust is fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected as Trustees of the Trust.

FOR INFORMATION REGARDING THE BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDICES G AND H TO THIS PROXY STATEMENT.

                             TRUSTEES' COMPENSATION

The members of the Board of Trustees of each Fund serve as Trustees of the Liberty Funds Complex and Stein Roe Funds Complex, for which service each Trustee, except for Mr. Palombo, receives an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. The Board of Trustees holds six regular joint Board meetings each year. Committee chairs receive an additional annual retainer of $5,000. Other committee members receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint Board meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty Funds Complex and Stein Roe Funds Complex based on their relative net assets, and one-third of the fees is divided equally among the respective Funds in the Liberty Funds Complex and Stein Roe Funds Complex.

The Boards of Trustees of the Liberty Funds Complex and the Stein Roe Funds Complex were combined in 2000. The Funds do not provide pension or retirement plan benefits to the Trustees. However, certain Trustees who served on the Boards of Trustees of the Liberty Funds Complex and did not continue on the combined Boards of Trustees of the Liberty Funds Complex and Stein Roe Funds Complex will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age 72. Liberty Financial and the Funds of the Liberty Funds Complex will each bear one-half of the cost of the payments; the portion of the payment borne by the Liberty Funds Complex will be allocated among the Liberty Funds Complex based on each Fund's share of the Trustee fees for 2000. In addition, two Trustees who served on the Boards of Trustees of the Stein Roe Funds Complex and did not continue on the combined Boards of Trustees of the Liberty Funds Complex and Stein Roe Funds Complex have received or will receive payments in connection with their service. One Trustee received a payment of $50,000 upon completion of his service and another will receive four quarterly payments at an annual rate equal to his 1999 Trustee compensation. Liberty Financial and the Stein Roe Funds

Complex will each bear one-half of the cost of the payments to these Trustees; the Stein Roe Funds Complex' portion of the payments will be allocated among the Funds based on each Fund's share of the Trustee fees for 2000.

FOR INFORMATION REGARDING THE COMPENSATION RECEIVED BY THE TRUSTEES OF YOUR FUND FOR SERVING AS TRUSTEES FOR THE YEAR ENDED DECEMBER 31, 2000, SEE APPENDIX I TO THIS PROXY STATEMENT.

                       TRUSTEES' MEETINGS AND COMMITTEES

The current Boards of the Trusts consist of two Trustees who are "interested persons" (as that term is defined in the Investment Company Act) and nine Trustees who are non-interested persons.

AUDIT COMMITTEE. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Funds' internal accounting procedures and controls. The Audit Committee members for the fiscal year ended December 31, 2000 were Ms. Verville (Chairperson) and Messrs. Bleasdale, Grinnell, Lowry, Macera and Moody, all of whom were non-interested Trustees. The current Audit Committee members are Ms. Verville (Chairperson) and Messrs. Hacker, Macera, Nelson and Neuhauser, all of whom are non-interested Trustees. The Funds currently have no Nominating or Compensation Committee.

The Funds have an Audit Committee comprised of Trustees who are not interested persons of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year.

GOVERNANCE COMMITTEE. The Governance Committee members for the fiscal year ended December 31, 2000 were Messrs. Bleasdale (Chairperson), Lowry, Mayer and Moody and Ms. Verville, all of whom were non-interested Trustees, except for Mr. Mayer (Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with Liberty Financial). The Governance Committee in its sole discretion, recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Governance Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Governance Committee in care of the applicable Fund, Attention:
Secretary, One Financial Center, 11th Floor, Boston, Massachusetts 02111-2621. The current Governance Committee members are Messrs. Theobald (Chairperson), Hacker, Lowry and Mayer and Ms. Verville.

RECORD OF BOARD AND THE COMMITTEE MEETINGS. The Board and Committees held the following number of meetings during the fiscal year ended December 31, 2000:

The Board of Trustees                        6
Audit Committee                              5
Compensation Committee                       1(1)
Nominating Committee                         0(1)
Governance Committee                         2

(1) The Nominating Committee was dissolved in December, 2000. The Governance Committee assumed the duties of the Compensation Committee in December, 2000.

During the fiscal year ended December 31, 2000, each of the current Trustees, except for Ms. Kelly and Messrs. Hacker, Nelson, Palombo and Theobald (none of whom served on the Board of Trustees prior to December 27, 2000), attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member.

If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE IN PROPOSAL 4.

                               OTHER INFORMATION

PRINCIPAL UNDERWRITER'S AND ADMINISTRATORS' ADDRESS. The address of the Funds' principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the LVIT Funds' administrator, Colonial, is One Financial Center, Boston, Massachusetts 02111. The address of the SRVIT Funds' administrator, Stein Roe, is One South Wacker Drive, Chicago, Illinois 60606.

FUND ANNUAL AND SEMI-ANNUAL REPORTS. THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORTS AND ANY SUBSEQUENT SEMI-ANNUAL REPORTS TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO LIBERTY FUNDS DISTRIBUTOR, INC., ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111, OR BY CALLING 800-426-3750 OR BY CALLING OR WRITING THE PARTICIPATING INSURANCE COMPANY WHICH ISSUED YOUR VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE INSURANCE POLICY.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix F to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 16, 2001 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund and contains information about the shareholdings in the Funds by the Trustees and the executive officers of the Funds. All shares were owned of record by the Separate Accounts of the Participating Insurance Companies established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. As of the date of this Proxy Statement, the Participating Insurance Companies are Keyport, Independence Life & Annuity Company (a wholly owned subsidiary of Keyport), Keyport Benefit Life Insurance Company (a wholly owned subsidiary of Keyport), Liberty Life Assurance Company (an affiliate of Keyport), MetLife Investors, Security Benefit Life Insurance Company, Lincoln Life, Great West Life and Annuity Insurance Company, Aegon USA, Transamerica Life Insurance and SAGE Life Assurance Company. As of the date of this Proxy Statement, Keyport, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company and Liberty Life Assurance Company are affiliated with the Advisors.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings or telephone calls, or in person by officers of the Funds or by employees or agents of the Advisors or of Liberty Financial and its affiliated companies.

COSTS OF SOLICITATION. All of the costs of the Meeting will be paid by Liberty Financial or Fleet. None of these costs will be borne by the Funds or their shareholders.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy. The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Funds to be voted. The Separate Accounts will vote shares of the Funds as instructed on the proxy cards by their contract or policyholders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby in favor of the election of each person nominated as a Trustee and in favor of each New Advisory Agreement, and if applicable, New Sub-Advisory Agreement and New Portfolio Management Agreement. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportion as the shares for which proxies are received. In addition, Keyport, which owns shares of certain Funds in its general account, intends to vote such shares in the same proportion as the shares held in its Separate Accounts for which proxies are received. You may vote by either of the following methods: (1) by mailing the enclosed proxy card or (2) in person at the Meeting. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Special Meeting, your proxy will be voted in favor of that proposal, including all of the nominees for election as Trustees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to approval of the

New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements, these shares, which will be counted as present but not as voting in favor of any proposal, will have the same effect as if they cast votes against the proposal. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS; OTHER BUSINESS. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement(s), as applicable, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement(s), as applicable. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement(s), as applicable. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement(s), as applicable.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements, as applicable, and election of Trustees for the LVIT Funds. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trusts has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable time before the Trust begins to print and mail proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. You may submit shareholder proposals to the Secretary of the Trusts, One Financial Center, Boston, Massachusetts 02111-2621.

                                                                     APPENDIX A1

                              ADVISORY AGREEMENTS

LVIT FUNDS

---------------------------------------------------------------------------------------
                                              DESCRIPTION OF
                                              TRUSTEE ACTION         DATE OF LAST
               ADVISORY FEE                 REGARDING CURRENT    SUBMISSION OF CURRENT
               RATE SCHEDULE    DATE OF     ADVISORY AGREEMENT  ADVISORY AGREEMENT FOR
               (ANNUAL RATE     CURRENT      SINCE BEGINNING     SHAREHOLDER APPROVAL
                OF THE NET      ADVISORY      OF FUND'S LAST        AND REASON FOR
NAME OF FUND   ASSET VALUE)    AGREEMENT       FISCAL YEAR            SUBMISSION
---------------------------------------------------------------------------------------
 Colonial      0.95% of       June 1, 1999  On June 19, 2001,   On June 1, 1999, the
 Global        assets under                 the Trustees        sole shareholder of the
 Equity Fund,  $1 billion;                  approved the        Fund approved the
 Variable      0.90% of                     continuation of     Current Advisory
 Series(1)     assets over                  the current         Agreement
               $1 billion                   advisory agreement
---------------------------------------------------------------------------------------
 Colonial      0.60%          May 19, 1998  On June 19, 2001,   On May 19, 1998, the
 High Yield                                 the Trustees        sole shareholder of the
 Securities                                 approved the        Fund approved the
 Fund,                                      continuation of     Current Advisory
 Variable                                   the current         Agreement
 Series(2)                                  advisory agreement
---------------------------------------------------------------------------------------
 Colonial      0.90% of       May 2, 1994   On June 19, 2001,   On February 27, 1995,
International  assets under   (amended      the Trustees        shareholders approved
 Fund for      $1 billion;    February 28,  approved the        an amendment to the
 Growth,       0.85% of       1995)         continuation of     management agreement to
 Variable      assets over                  the current         allow Liberty Financial
 Series        $1 billion                   advisory agreement  and its affiliates to
                                                                perform certain
                                                                administrative duties
                                                                for the Fund
---------------------------------------------------------------------------------------
 Colonial      0.95% of       June 1, 1999  On June 19, 2001,   On June 1, 1999, the
International  assets under                 the Trustees        sole shareholder of the
 Horizons      $1 billion;                  approved the        Fund approved the
 Fund,         0.90% of                     continuation of     Current Advisory
 Variable      assets over                  the current         Agreement
 Series(3)     $1 billion                   advisory agreement
---------------------------------------------------------------------------------------
 Colonial      0.80%          May 19, 1998  On June 19, 2001,   On May 19, 1998, the
 Small Cap                                  the Trustees        sole shareholder of the
 Value Fund,                                approved the        Fund approved the
 Variable                                   continuation of     Current Advisory
 Series(4)                                  the current         Agreement
                                            advisory agreement
---------------------------------------------------------------------------------------

                                       A1-1

---------------------------------------------------------------------------------------
                                              DESCRIPTION OF
                                              TRUSTEE ACTION         DATE OF LAST
               ADVISORY FEE                 REGARDING CURRENT    SUBMISSION OF CURRENT
               RATE SCHEDULE    DATE OF     ADVISORY AGREEMENT  ADVISORY AGREEMENT FOR
               (ANNUAL RATE     CURRENT      SINCE BEGINNING     SHAREHOLDER APPROVAL
                OF THE NET      ADVISORY      OF FUND'S LAST        AND REASON FOR
NAME OF FUND   ASSET VALUE)    AGREEMENT       FISCAL YEAR            SUBMISSION
---------------------------------------------------------------------------------------
 Colonial      0.65%          May 2, 1994   On June 19, 2001,   On February 27, 1995,
 Strategic                    (amended      the Trustees        shareholders approved
 Income Fund,                 February 28,  approved the        an amendment to the
 Variable                     1995)         continuation of     management agreement to
 Series(5)                                  the current         allow Liberty Financial
                                            advisory agreement  and its affiliates to
                                                                perform certain
                                                                administrative duties
                                                                for the Fund
---------------------------------------------------------------------------------------
 Colonial      0.80% of       May 2, 1994   On June 19, 2001,   On February 27, 1995,
 U.S. Growth   assets under   (amended      the Trustees        shareholders approved
 & Income      $1 billion;    February 28,  approved the        an amendment to the
 Fund,         0.70% of       1995)         continuation of     management agreement to
 Variable      assets over                  the current         allow Liberty Financial
 Series(6)     $1 billion                   advisory agreement  and its affiliates to
                                                                perform certain
                                                                administrative duties
                                                                for the Fund
---------------------------------------------------------------------------------------
 Crabbe Huson  1.00%          June 1, 1999  On June 19, 2001,   On June 1, 1999, the
 Real Estate                                the Trustees        sole shareholder of the
 Investment                                 approved the        Fund approved the
 Fund,                                      continuation of     Current Advisory
 Variable                                   the current         Agreement
 Series(7)                                  advisory agreement
---------------------------------------------------------------------------------------
 Liberty All-  0.80%          November 15,  On June 19, 2001,   On November 15, 1997,
 Star Equity                  1997          the Trustees        the sole shareholder of
 Fund,                                      approved the        the Fund approved the
 Variable                                   continuation of     Current Advisory
 Series(8)                                  the current         Agreement
                                            advisory agreement
---------------------------------------------------------------------------------------
 Liberty       1.20%          May 30, 2000  On June 19, 2001,   On May 30, 2000, the
 Newport                                    the Trustees        sole shareholder of the
 Japan                                      approved the        Fund approved the
Opportunities                               continuation of     Current Advisory
 Fund,                                      the current         Agreement
 Variable                                   advisory agreement
 Series(9)
---------------------------------------------------------------------------------------

                                       A1-2

---------------------------------------------------------------------------------------
                                              DESCRIPTION OF
                                              TRUSTEE ACTION         DATE OF LAST
               ADVISORY FEE                 REGARDING CURRENT    SUBMISSION OF CURRENT
               RATE SCHEDULE    DATE OF     ADVISORY AGREEMENT  ADVISORY AGREEMENT FOR
               (ANNUAL RATE     CURRENT      SINCE BEGINNING     SHAREHOLDER APPROVAL
                OF THE NET      ADVISORY      OF FUND'S LAST        AND REASON FOR
NAME OF FUND   ASSET VALUE)    AGREEMENT       FISCAL YEAR            SUBMISSION
---------------------------------------------------------------------------------------
 Liberty S&P   0.40%          May 30, 2000  On June 19, 2001,   On May 30, 2000, the
 500 Index                                  the Trustees        sole shareholder of the
 Fund,                                      approved the        Fund approved the
 Variable                                   continuation of     Current Advisory
 Series(10)                                 the current         Agreement
                                            advisory agreement
---------------------------------------------------------------------------------------
 Liberty       0.70%          May 30, 2000  On June 19, 2001,   On May 30, 2000, the
 Select Value                               the Trustees        sole shareholder of the
 Fund,                                      approved the        Fund approved the
 Variable                                   continuation of     Current Advisory
 Series(11)                                 the current         Agreement
                                            advisory agreement
---------------------------------------------------------------------------------------
 Liberty       0.65%          June 7, 1993  On June 19, 2001,   On February 27, 1995,
 Value Fund,                  (amended      the Trustees        shareholders approved
 Variable                     February 28,  approved the        an amendment to the
 Series                       1995)         continuation of     management agreement to
                                            the current         allow Liberty Financial
                                            advisory agreement  and its affiliates to
                                                                perform certain
                                                                administrative duties
                                                                for the Fund
---------------------------------------------------------------------------------------
 Newport       0.90%          May 1, 1995   On June 19, 2001,   On May 1, 1995, the
 Tiger Fund,                                the Trustees        sole shareholder of the
 Variable                                   approved the        Fund approved the
 Series                                     continuation of     Current Advisory
                                            the current         Agreement
                                            advisory agreement
---------------------------------------------------------------------------------------
 Rydex         0.85%          May 30, 2000  On June 19, 2001,   On May 30, 2000, the
 Financial                                  the Trustees        sole shareholder of the
 Services                                   approved the        Fund approved the
 Fund,                                      continuation of     Current Advisory
 Variable                                   the current         Agreement
 Series(12)                                 advisory agreement
---------------------------------------------------------------------------------------
 Rydex Health  1.00%          May 30, 2000  On June 19, 2001,   On May 30, 2000, the
 Care Fund,                                 the Trustees        sole shareholder of the
 Variable                                   approved the        Fund approved the
 Series(13)                                 continuation of     Current Advisory
                                            the current         Agreement
                                            advisory agreement
---------------------------------------------------------------------------------------

                                       A1-3

---------------------------------------------------------------------------------------
                                              DESCRIPTION OF
                                              TRUSTEE ACTION         DATE OF LAST
               ADVISORY FEE                 REGARDING CURRENT    SUBMISSION OF CURRENT
               RATE SCHEDULE    DATE OF     ADVISORY AGREEMENT  ADVISORY AGREEMENT FOR
               (ANNUAL RATE     CURRENT      SINCE BEGINNING     SHAREHOLDER APPROVAL
                OF THE NET      ADVISORY      OF FUND'S LAST        AND REASON FOR
NAME OF FUND   ASSET VALUE)    AGREEMENT       FISCAL YEAR            SUBMISSION
---------------------------------------------------------------------------------------
 Stein Roe     0.65%          June 7, 1993  On June 19, 2001,   On February 27, 1995,
 Global                       (amended      the Trustees        shareholders approved
 Utilities                    February 28,  approved the        an amendment to the
 Fund,                        1995)         continuation of     management agreement to
 Variable                                   the current         allow Liberty Financial
 Series                                     advisory agreement  and its affiliates to
                                                                perform certain
                                                                administrative duties
                                                                for the Fund
---------------------------------------------------------------------------------------

                                       A1-4

SRVIT FUNDS

---------------------------------------------------------------------------------------
                                              DESCRIPTION OF
                                              TRUSTEE ACTION         DATE OF LAST
               ADVISORY FEE                 REGARDING CURRENT    SUBMISSION OF CURRENT
               RATE SCHEDULE    DATE OF     ADVISORY AGREEMENT  ADVISORY AGREEMENT FOR
               (ANNUAL RATE     CURRENT      SINCE BEGINNING     SHAREHOLDER APPROVAL
                OF THE NET      ADVISORY      OF FUND'S LAST        AND REASON FOR
NAME OF FUND   ASSET VALUE)    AGREEMENT       FISCAL YEAR            SUBMISSION
---------------------------------------------------------------------------------------
 Liberty       0.40%          May 1, 1993   On June 19, 2001,   On April 14, 1993,
 Federal                                    the Trustees        shareholders approved a
 Securities                                 approved the        new Advisory Agreement
 Fund,                                      continuation of     with Stein Roe to
 Variable                                   the current         eliminate breakpoints
 Series                                     advisory agreement  in the fee and make it
                                                                a flat 0.40%
---------------------------------------------------------------------------------------
 Stein Roe     0.45%          May 1, 1993   On June 19, 2001,   On April 14, 1993,
 Balanced                                   the Trustees        shareholders approved a
 Fund,                                      approved the        new Advisory Agreement
 Variable                                   continuation of     with Stein Roe to
 Series(14)                                 the current         increase the advisory
                                            advisory agreement  fee from 0.35% to 0.45%
---------------------------------------------------------------------------------------
 Stein Roe     0.50% of       May 1, 1993   On June 19, 2001,   On April 13, 1993,
 Growth Stock  assets under                 the Trustees        shareholders approved a
 Fund,         $1 billion;                  approved the        new Advisory Agreement
 Variable      0.45% of                     continuation of     with Stein Roe to
 Series(15)    assets over                  the current         eliminate breakpoints
               $1 billion                   advisory agreement  in the fee and make it
                                                                a flat 0.50%
---------------------------------------------------------------------------------------
 Stein Roe     0.35%          December 9,   On June 19, 2001,   On December 9, 1988,
 Money Market                 1988          the Trustees        the sole shareholder of
 Fund,                                      approved the        the Fund approved the
 Variable                                   continuation of     Current Advisory
 Series                                     the current         Agreement
                                            advisory agreement
---------------------------------------------------------------------------------------
 Stein Roe     0.50%          May 1, 1993   On June 19, 2001,   On April 14, 1998,
 Small                                      the Trustees        shareholders approved a
 Company                                    approved the        new Advisory Agreement
 Growth Fund,                               continuation of     with Stein Roe to
 Variable                                   the current         eliminate breakpoints
 Series                                     advisory agreement  in the fee and make it
                                                                a flat 0.50%
---------------------------------------------------------------------------------------

                                       A1-5

 (1)The Colonial Global Equity Fund, Variable Series' advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.15% of average daily net assets.

 (2)The Colonial High Yield Securities Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.95% of average daily net assets.

 (3)The Colonial International Horizons Fund, Variable Series' advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.15% of average daily net assets.

 (4)The Colonial Small Cap Value Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10% of average daily net assets.

 (5)The Colonial Strategic Income Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.00% of average daily net assets.

 (6)The Colonial U.S. Growth & Income Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.00% of average daily net assets.

 (7)The Crabbe Huson Real Estate Investment Fund, Variable Series' advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.20% of average daily net assets.

 (8)The Liberty All-Star Equity Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.00% of average daily net assets.

                                       A1-6

 (9)The Liberty Newport Japan Opportunities Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.85% of average daily net assets.

(10)The Liberty S&P 500 Index Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.75% of average daily net assets.

(11)The Liberty Select Value Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10% of average daily net assets.

(12)The Rydex Financial Services Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.45% of average daily net assets.

(13)The Rydex Health Care Fund, Variable Series' advisor and distributor have voluntarily agreed to reimburse all expenses including management fees and distribution fees so that the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.60% of average daily net assets.

(14) The Stein Roe Balanced Fund, Variable Series' advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 0.75% of average daily net assets.

(15) The Stein Roe Growth Stock Fund, Variable Series' advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 0.80% of average daily net assets.

                                       A1-7

                                                                     APPENDIX A2

                            SUB-ADVISORY AGREEMENTS

LVIT FUNDS

---------------------------------------------------------------------------------------
                SUB-ADVISORY                   DESCRIPTION OF         DATE OF LAST
                  FEE RATE                     TRUSTEE ACTION     SUBMISSION OF CURRENT
                  SCHEDULE                    REGARDING CURRENT       SUB-ADVISORY
                (ANNUAL RATE     DATE OF        SUB-ADVISORY          AGREEMENT FOR
                 OF AVERAGE      CURRENT       AGREEMENT SINCE    SHAREHOLDER APPROVAL
NAME OF FUND/     DAILY NET    SUB-ADVISORY  BEGINNING OF FUND'S     AND REASON FOR
 SUB-ADVISOR     ASSETS)(1)     AGREEMENT     LAST FISCAL YEAR         SUBMISSION
---------------------------------------------------------------------------------------
 Colonial       0.75%          June 1, 1999  On June 19, 2001,    On June 1, 1999, the
 Global Equity                               the Trustees         sole shareholder of
 Fund,                                       approved the         the Fund approved the
 Variable                                    continuation of the  Current Sub- Advisory
 Series/                                     current sub-         Agreement
 Colonial                                    advisory agreement
---------------------------------------------------------------------------------------
 Colonial High  0.40%          May 19, 1998  On June 19, 2001,    On May 19, 1998, the
 Yield                                       the Trustees         sole shareholder of
 Securities                                  approved the         the Fund approved the
 Fund,                                       continuation of the  Current Sub-Advisory
 Variable                                    current sub-         Agreement
 Series/                                     advisory agreement
 Colonial
---------------------------------------------------------------------------------------
 Colonial       0.70%          March 24,     On June 19, 2001,    On February 27, 1995,
 International                 1995          the Trustees         shareholders approved
 Fund for                                    approved the         a new Sub- Advisory
 Growth,                                     continuation of the  Agreement with
 Variable                                    current sub-         Colonial. The
 Series/                                     advisory agreement   Agreements were
 Colonial                                                         identical except for
                                                                  the effective date
---------------------------------------------------------------------------------------
 Colonial       0.75%          June 1, 1999  On June 19, 2001,    On June 1, 1999, the
 International                               the Trustees         sole shareholder of
 Horizons                                    approved the         the Fund approved the
 Fund,                                       continuation of the  Current Sub- Advisory
 Variable                                    current sub-         Agreement
 Series/                                     advisory agreement
 Colonial
---------------------------------------------------------------------------------------

                                       A2-1

---------------------------------------------------------------------------------------
                SUB-ADVISORY                   DESCRIPTION OF         DATE OF LAST
                  FEE RATE                     TRUSTEE ACTION     SUBMISSION OF CURRENT
                  SCHEDULE                    REGARDING CURRENT       SUB-ADVISORY
                (ANNUAL RATE     DATE OF        SUB-ADVISORY          AGREEMENT FOR
                 OF AVERAGE      CURRENT       AGREEMENT SINCE    SHAREHOLDER APPROVAL
NAME OF FUND/     DAILY NET    SUB-ADVISORY  BEGINNING OF FUND'S     AND REASON FOR
 SUB-ADVISOR     ASSETS)(1)     AGREEMENT     LAST FISCAL YEAR         SUBMISSION
---------------------------------------------------------------------------------------
 Colonial       0.60%          May 19, 1998  On June 19, 2001,    On May 19, 1998, the
 Small Cap                                   the Trustees         sole shareholder of
 Value Fund,                                 approved the         the Fund approved the
 Variable                                    continuation of the  Current Sub-Advisory
 Series/                                     current sub-         Agreement
 Colonial                                    advisory agreement
---------------------------------------------------------------------------------------
 Colonial       0.45%          March 24,     On June 19, 2001,    On February 27, 1995,
 Strategic                     1994          the Trustees         shareholders approved
 Income Fund,                                approved the         a new Sub- Advisory
 Variable                                    continuation of the  Agreement with
 Series/                                     current sub-         Colonial. The
 Colonial                                    advisory agreement   Agreements were
                                                                  identical except for
                                                                  the effective date
---------------------------------------------------------------------------------------
 Colonial U.S.  0.60%          March 24,     On June 19, 2001,    On February 27, 1995,
 Growth &                      1995          the Trustees         shareholders approved
 Income Fund,                                approved the         a new Sub- Advisory
 Variable                                    continuation of the  Agreement with
 Series/                                     current sub-         Colonial. The
 Colonial                                    advisory agreement   Agreements were
                                                                  identical except for
                                                                  the effective date
---------------------------------------------------------------------------------------
 Crabbe Huson   0.80%          June 1, 1999  On June 19, 2001,    On June 1, 1999, the
 Real Estate                                 the Trustees         sole shareholder of
 Investment                                  approved the         the Fund approved the
 Fund,                                       continuation of the  Current Sub- Advisory
 Variable                                    current sub-         Agreement
 Series/                                     advisory agreement
 Crabbe Huson
---------------------------------------------------------------------------------------
 Liberty All-   0.60%          November 15,  On June 19, 2001,    On November 15, 1997,
 Star Equity                   1997          the Trustees         the sole shareholder
 Fund,                                       approved the         of the Fund approved
 Variable                                    continuation of the  the Current Sub-
 Series/ LAMCO                               current sub-         Advisory Agreement
                                             advisory agreement
---------------------------------------------------------------------------------------

                                       A2-2

---------------------------------------------------------------------------------------
                SUB-ADVISORY                   DESCRIPTION OF         DATE OF LAST
                  FEE RATE                     TRUSTEE ACTION     SUBMISSION OF CURRENT
                  SCHEDULE                    REGARDING CURRENT       SUB-ADVISORY
                (ANNUAL RATE     DATE OF        SUB-ADVISORY          AGREEMENT FOR
                 OF AVERAGE      CURRENT       AGREEMENT SINCE    SHAREHOLDER APPROVAL
NAME OF FUND/     DAILY NET    SUB-ADVISORY  BEGINNING OF FUND'S     AND REASON FOR
 SUB-ADVISOR     ASSETS)(1)     AGREEMENT     LAST FISCAL YEAR         SUBMISSION
---------------------------------------------------------------------------------------
 Liberty        1.00%          May 30, 2000  On June 19, 2001,    On May 30, 2000, the
 Newport Japan                               the Trustees         sole shareholder of
 Opportunities                               approved the         the Fund approved the
 Fund,                                       continuation of the  Current Sub-Advisory
 Variable                                    current sub-         Agreement
 Series/                                     advisory agreement
 Newport
---------------------------------------------------------------------------------------
 Liberty S&P    0.20%          May 30, 2000  On June 19, 2001,    On May 30, 2000, the
 500 Index                                   the Trustees         sole shareholder of
 Fund,                                       approved the         the Fund approved the
 Variable                                    continuation of the  Current Sub-Advisory
 Series/                                     current sub-         Agreement
 Colonial                                    advisory agreement
---------------------------------------------------------------------------------------
 Liberty        0.50%          May 30, 2000  On June 19, 2001,    On May 30, 2000, the
 Select Value                                the Trustees         sole shareholder of
 Fund,                                       approved the         the Fund approved the
 Variable                                    continuation of the  Current Sub-Advisory
 Series/                                     current sub-         Agreement
 Colonial                                    advisory agreement
---------------------------------------------------------------------------------------
 Liberty Value  0.45%          March 24,     On June 19, 2001,    On February 27, 1995,
 Fund,                         1995          the Trustees         shareholders approved
 Variable                                    approved the         a new Sub- Advisory
 Series/                                     continuation of the  Agreement with
 Colonial                                    current sub-         Colonial. The
                                             advisory agreement   Agreements were
                                                                  identical except for
                                                                  the effective date
---------------------------------------------------------------------------------------
 Newport Tiger  0.70%          May 1, 1995   On June 19, 2001,    On May 1, 1995, the
 Fund,                                       the Trustees         sole shareholder of
 Variable                                    approved the         the Fund approved the
 Series/                                     continuation of the  Current Sub- Advisory
 Newport                                     current sub-         Agreement
                                             advisory agreement
---------------------------------------------------------------------------------------

                                       A2-3

---------------------------------------------------------------------------------------
                SUB-ADVISORY                   DESCRIPTION OF         DATE OF LAST
                  FEE RATE                     TRUSTEE ACTION     SUBMISSION OF CURRENT
                  SCHEDULE                    REGARDING CURRENT       SUB-ADVISORY
                (ANNUAL RATE     DATE OF        SUB-ADVISORY          AGREEMENT FOR
                 OF AVERAGE      CURRENT       AGREEMENT SINCE    SHAREHOLDER APPROVAL
NAME OF FUND/     DAILY NET    SUB-ADVISORY  BEGINNING OF FUND'S     AND REASON FOR
 SUB-ADVISOR     ASSETS)(1)     AGREEMENT     LAST FISCAL YEAR         SUBMISSION
---------------------------------------------------------------------------------------
 Rydex          0.65%          May 30, 2000  On June 19, 2001,    On May 30, 2000, the
 Financial                                   the Trustees         sole shareholder of
 Services                                    approved the         the Fund approved the
 Fund,                                       continuation of the  Current Sub-Advisory
 Variable                                    current sub-         Agreement
 Series/                                     advisory agreement
 Colonial
---------------------------------------------------------------------------------------
 Rydex Health   0.80%          May 30, 2000  On June 19, 2001,    On May 30, 2000, the
 Care Fund,                                  the Trustees         sole shareholder of
 Variable                                    approved the         the Fund approved the
 Series/                                     continuation of the  Current Sub-Advisory
 Colonial                                    current sub-         Agreement
                                             advisory agreement
---------------------------------------------------------------------------------------
 Stein Roe      0.45%          November 10,  On June 19, 2001,    On November 10, 1997,
 Global                        1997          the Trustees         shareholders approved
 Utilities                                   approved the         a new Sub- Advisory
 Fund,                                       continuation of the  Agreement with Stein
 Variable                                    current sub-         Roe. Previous
 Series/Stein                                advisory agreement   sub-advisor was
 Roe                                                              Colonial
---------------------------------------------------------------------------------------

SRVIT FUNDS

---------------------------------------------------------------------------------------
                SUB-ADVISORY                   DESCRIPTION OF         DATE OF LAST
                  FEE RATE                     TRUSTEE ACTION     SUBMISSION OF CURRENT
                  SCHEDULE                    REGARDING CURRENT       SUB-ADVISORY
                (ANNUAL RATE     DATE OF        SUB-ADVISORY          AGREEMENT FOR
                 OF AVERAGE      CURRENT       AGREEMENT SINCE    SHAREHOLDER APPROVAL
NAME OF FUND/     DAILY NET    SUB-ADVISORY  BEGINNING OF FUND'S     AND REASON FOR
 SUB-ADVISOR     ASSETS)(1)     AGREEMENT     LAST FISCAL YEAR         SUBMISSION
---------------------------------------------------------------------------------------
 Stein Roe      0.40% of that  May 1, 2001   On June 19, 2001,    On April 5, 2001,
 Balanced       portion of                   the Trustees         shareholders approved
 Fund,          the Fund's                   approved the         the original
 Variable       assets under                 continuation of the  Sub-Advisory
 Series/        management by                current sub-         Agreement
 Nordea         Nordea                       advisory agreement
---------------------------------------------------------------------------------------

(1) The Advisor is solely responsible for paying the Sub-Advisory Fee to the Sub-Advisor from the fees it collects from the Fund.

                                       A2-4

                                                                     APPENDIX A3

                        PORTFOLIO MANAGEMENT AGREEMENTS

LVIT FUNDS

--------------------------------------------------------------------------------------------
                                                      DESCRIPTION OF
                                                         TRUSTEE
                                                          ACTION
                                                        REGARDING
                                                         CURRENT
                       PORTFOLIO                        PORTFOLIO          DATE OF LAST
                      MANAGEMENT                        MANAGEMENT    SUBMISSION OF CURRENT
                       FEE RATE                         AGREEMENT      PORTFOLIO MANAGEMENT
                       SCHEDULE      DATE OF CURRENT      SINCE           AGREEMENT FOR
                    (ANNUAL RATE OF     PORTFOLIO       BEGINNING      SHAREHOLDER APPROVAL
NAME OF FUND/        THE NET ASSET     MANAGEMENT     OF FUND'S LAST      AND REASON FOR
PORTFOLIO MANAGER      VALUE)(1)        AGREEMENT      FISCAL YEAR          SUBMISSION
--------------------------------------------------------------------------------------------
 Liberty All-Star   Mastrapasqua &   Mastrapasqua &   On June 19,     Approval not required
 Equity Fund,       Associates --    Associates --    2001, the       by shareholders
 Variable Series/   0.30% of the     November 1,      Trustees        pursuant to exemptive
 Mastrapasqua,      assets managed   2000;            approved each   order issued by SEC on
 Oppenheimer, TCW,  by that          Oppenheimer      of the Fund's   May 5, 1998
 Westwood and       Portfolio        Capital -- May   current
 Boston Partners    Manager;         5, 2000; TCW     Portfolio
                    Oppenheimer      Investment       Management
                    Capital --       Management       Agreements
                    0.30% of the     Company -- July
                    assets managed   6, 2001;
                    by that          Westwood
                    Portfolio        Management
                    Manager; TCW     Corporation --
                    Investment       June 18, 1999;
                    Management       Boston Partners
                    Company --       Asset
                    0.30% of the     Management,
                    assets managed   L.P. -- June
                    by that          18, 1999
                    Portfolio
                    Manager;
                    Westwood
                    Management
                    Corporation --
                    0.30% of the
                    assets managed
                    by that
                    Portfolio
                    Manager; Boston
                    Partners Asset
                    Management,
                    L.P. -- 0.30%
                    of the assets
                    managed by that
                    Portfolio
                    Manager
--------------------------------------------------------------------------------------------

                                       A3-1

--------------------------------------------------------------------------------------------
                                                      DESCRIPTION OF
                                                         TRUSTEE
                                                          ACTION
                                                        REGARDING
                                                         CURRENT
                       PORTFOLIO                        PORTFOLIO          DATE OF LAST
                      MANAGEMENT                        MANAGEMENT    SUBMISSION OF CURRENT
                       FEE RATE                         AGREEMENT      PORTFOLIO MANAGEMENT
                       SCHEDULE      DATE OF CURRENT      SINCE           AGREEMENT FOR
                    (ANNUAL RATE OF     PORTFOLIO       BEGINNING      SHAREHOLDER APPROVAL
NAME OF FUND/        THE NET ASSET     MANAGEMENT     OF FUND'S LAST      AND REASON FOR
PORTFOLIO MANAGER      VALUE)(1)        AGREEMENT      FISCAL YEAR          SUBMISSION
--------------------------------------------------------------------------------------------
 Liberty S&P 500    $25,000 for the  May 30, 2000     On June 19,     On May 30, 2000, the
 Index Fund,        first $50                         2001, the       sole shareholder of
 Variable Series/   million and                       Trustees        the Fund approved the
 SSgA FM            0.05% of                          approved the    Current Portfolio
                    average daily                     current         Management Agreement
                    net assets                        Portfolio
                    thereafter                        Management
                                                      Agreement
--------------------------------------------------------------------------------------------
 Rydex Financial    0.50%; 0.45%     May 30, 2000     On June 19,     On May 30, 2000, the
 Services Fund,     when combined                     2001, the       sole shareholder of
 Variable Series/   assets of the                     Trustees        the Fund approved the
 Rydex              Fund and Rydex                    approved the    Current Portfolio
                    Health Care                       current         Management Agreement
                    Fund, Variable                    Portfolio
                    Series reach                      Management
                    $300 million                      Agreement
--------------------------------------------------------------------------------------------
 Rydex Health Care  0.50%; 0.45%     May 30, 2000     On June 19,     On May 30, 2000, the
 Fund, Variable     when combined                     2001, the       sole shareholder of
 Series/ Rydex      assets of the                     Trustees        the Fund approved the
                    Fund and Rydex                    approved the    Current Portfolio
                    Financial                         current         Management Agreement
                    Services Fund,                    Portfolio
                    Variable Series                   Management
                    reach $300                        Agreement
                    million
--------------------------------------------------------------------------------------------

(1) The Sub-Advisor is solely responsible for paying the Portfolio Management Fee to the Portfolio Manager(s) from the fees it collects from the Advisor.

                                       A3-2

                                                                     APPENDIX B1

                     FORM OF INVESTMENT ADVISORY AGREEMENT

[VARIATION 1 OF 3 -- APPLICABLE TO ALL LVIT FUNDS EXCEPT LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES, LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES, RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES AND RYDEX HEALTH CARE FUND, VARIABLE SERIES]

                       LIBERTY VARIABLE INVESTMENT TRUST

                        [       ] FUND, VARIABLE SERIES
                     [              ] FUND, VARIABLE SERIES

                              MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT ("Agreement"), made this [  ] day of [       ], 2001,
between LIBERTY VARIABLE INVESTMENT TRUST, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), on its own behalf and
on behalf of [            ] Fund, Variable Series and [            ] Fund,
Variable Series (each a "Fund," and collectively, the "Funds"), and LIBERTY ADVISORY SERVICES CORP., a corporation organized under the laws of The Commonwealth of Massachusetts (the "Manager").

WHEREAS, the Trust has been organized as an open-end management investment company registered as such under the Investment Company Act of 1940, as amended ("Investment Company Act"), and is authorized to issue shares of beneficial interest in one or more separate series (each representing interests in a separate portfolio of securities and other assets), including the Funds, which shares are to be issued and sold to and held by various separate accounts of insurance companies ("Participating Insurance Companies");

WHEREAS, the Trust heretofore has created various other separate funds which are covered by other Management Agreements among the Trust, on its own behalf and on behalf of such other series funds, and the Manager, and the Trust may in the future create additional fund(s) that may be covered by other separate agreements;

WHEREAS, the Trust desires the Manager to render certain administrative services and to render total investment management services to the

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

Trust and the Funds, all in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Trust authorizes the Manager to enter into sub-advisory agreements with one or more firms registered as investment advisers under the Investment Advisors Act of 1940, as amended (the "Investment Adviser's Act"), or qualifying as a "bank" within the meaning of the Investment Adviser's Act and thereby exempted from the requirement to be so registered, to manage all or a portion of a Fund's assets, as determined by the Manager from time to time (a "Sub-Adviser"); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Adviser's Act, and desires to provide services to the Trust and the Funds in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust, on its own behalf and on behalf of the Funds, and the Manager hereby agree as follows:

1.  EMPLOYMENT OF THE INVESTMENT ADVISER.  The Trust hereby employs the Manager
(i) to provide certain administrative and limited oversight services and (ii) to provide investment management and related services to the Trust and the Funds, all in the manner set forth in Section 2 of this Agreement, subject to the direction of the Trustees, and for the period, in the manner, and on the terms set forth hereinafter. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized (whether herein or otherwise), shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE MANAGER. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Administrative Services.

(a) The Manager will provide general administrative services as hereinafter set forth ("Administrative Services"), all subject to the overall direction and control of the Board of Trustees of the Trust (the "Board").

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

(b) Such Administrative Services shall not include investment advisory, custodian, underwriting and distribution, transfer agency or pricing and bookkeeping services, but shall include; (i) provision of office space, equipment and facilities necessary in connection with the services to be performed hereunder and the maintenance of the headquarters of the Trust; (ii) maintenance of the corporate books and records of the Trust (other than those of its records maintained by the Sub-Advisers referred to in paragraph 2(B)(c) below, the transfer agent, the custodian and the pricing and bookkeeping agent);
(iii) administration of all dealings and relationships with the Trustees for meetings of the Board, the scheduling of such meetings and the conduct thereof;
(iv) preparation and filing of proxy materials and administration of arrangements for meetings of shareholders or beneficial owners of the Funds; (v) preparation and filing of all required reports and all updating and other amendments to the Trust's Registration Statement under the Investment Company Act, the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder; (vi) calculation of distributions required or advisable under the Investment Company Act and the Internal Revenue Code of 1986, as amended (the "Code"); (vii) periodic computation and reporting to the Trustees of each Fund's compliance with diversification and other portfolio requirements of the Investment Company Act and the Code; (viii) development and implementation of general shareholder and beneficial owner correspondence and communications relating to the Funds, including the preparation and filing of shareholder and beneficial owner reports as are required or deemed advisable; and (ix) general oversight of the custodial, net asset value computation, portfolio accounting, financial statement preparation, legal, tax and accounting services performed for the Trust or the Funds by others.

It is understood that the Manager may, in its discretion and at its expense, delegate some or all of its administrative duties and responsibilities under this subsection 2A to any of its affiliates.

B.  Investment Advisory Services.

(a) The Manager shall have responsibility for the management and investment of the assets of the Funds, subject to and in accordance with the separate investment objectives, policies and limitations of the Funds, as provided in the Trust's Prospectus and Statement of Additional Information and governing instruments, as amended from time to time, and any directions and policies which the Trustees may issue to the Manager from time to time.

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

(b) The Manager shall provide a continuous investment program for the Funds, shall revise each such program as necessary, and shall monitor implementation of the program.

(c) The Manager may delegate its investment responsibilities under paragraph 2B(a) with respect to each Fund to one or more persons or companies registered as investment advisers under the Investment Adviser's Act or qualifying as a "bank" within the meaning of the Investment Adviser's Act and thereby exempted from the requirement to be so registered ("Sub-Advisers") pursuant to an agreement among the Trust, such Fund and each Sub-Adviser ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the Sub-Adviser, subject to the control and supervision of the Trustees and the Manager, shall have full investment discretion for the Fund and shall make all determinations with respect to the investment of the Fund's assets or any portion thereof specified by the Manager. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief.

(d) The Manager shall be solely responsible for paying the fees of each Sub-Adviser from the fees it collects as provided in paragraph 6 below.

(e) The Manager shall evaluate possible Sub-Advisers and shall advise the Trustees of the candidates which the Manager believes are best suited to invest the assets of each Fund; shall monitor and evaluate the investment performance of each Sub-Adviser; shall recommend changes of or additions of Sub-Advisers when appropriate; and shall coordinate the investment activities of the Sub-Advisers.

(f) It is understood that the Manager may seek advice with respect to the performance of any or all of its duties under paragraphs 2B(b) and (c) from a person or company ("Consultant") pursuant to an agreement among the Manager, the Trust and the Consultant (a "Fund Consulting Agreement"). A Fund Consulting Agreement may provide that the Consultant, subject to the control and supervision of the Trustees and the Manager, shall provide assistance to the Manager with respect to each Fund's investment program, the selection, monitoring and evaluation of Sub-Advisers and the allocation of each Fund's assets to the Sub-Advisers.

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(g)  The Funds shall be solely responsible for paying the fees of any
Consultant.

(h) The Manager shall render regular reports to the Trustees relating to the performance of its duties specified in paragraphs 2B(a), (b) and (c).

C. Expenses Borne By Manager. To the extent necessary to perform its obligations under this Agreement, the Manager, at its own expense, shall furnish executive and other personnel and office space, equipment and facilities, and shall pay any other expenses incurred by it, in connection with the performance of its duties hereunder, except that the Trust or the Funds, as appropriate, shall reimburse the Manager for its out-of-pocket costs, including telephone, postage and supplies, incurred by it in connection with communications with shareholders and beneficial owners of the Funds. The Manager shall pay all salaries, fees and expenses of Trustees or officers of the Trust who are employees of the Manager. The Manager shall not be obligated to bear any other expenses incidental to the operations and business of the Trust. The Manager shall not be required to pay or provide any credit for services provided by the Trust's custodian, transfer agent or other agents.

D. Provision of Information Necessary for Preparation of Registration Statement Amendments and Other Materials. The Manager will make available and provide such information as the Trust may reasonably request for use in the preparation of its Registration Statement, reports and other documents required by federal laws and any securities and insurance laws of the other states and other jurisdictions in which the Trust's shares are sold.

E. Code of Ethics. The Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Manager shall verify to the Trustees that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Manager's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Manager shall permit the Trust to

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

examine the reports required to be made to the Manager by Rule 17j-1(c)(1).

F. Disqualification. The Manager shall immediately notify the Trustees of the occurrence of any event which would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or any other applicable statute or regulation.

G. Other Obligations and Service. The Manager shall make its officers and employees available to the Trustees and officers of the Trust for consulting and discussions regarding the management of the Trust and its investment activities.

3.  EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

A. The Manager, subject to the control and direction of the Trustees, any Sub-Advisers, subject to the control and direction of the Trustees and the Manager, shall have authority and discretion, as appropriate, to select brokers and dealers to execute portfolio transactions for each Fund, and for the selection of the markets on or in which the transactions will be executed.

B. In acting pursuant to paragraph 3A, the Manager and the Sub-Advisers may place orders through such brokers and dealers in conformity with the policy with respect to brokerage set forth in the Trust's then effective Registration Statement.

C. It is understood that none of the Trust, the Manager or any Sub-Advisers will adopt a formula for allocation of the Trust's brokerage, except as may be provided for in the custody agreement with the Trust's Custodian.

D. It is understood that the Manager or a Sub-Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for a Fund and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager or Sub-Adviser, as the case may be, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients, and in conformity with any applicable policies adopted by the Board of Trustees.

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

E. The Manager shall provide such reports as the Trustees may reasonably request with respect to each Fund's total brokerage and the manner in which that brokerage was allocated.

4.  EXPENSES OF THE TRUST.

It is understood that the Trust (or each of its funds (including the Funds), where applicable) will pay, or will enter into arrangements that require third parties to pay, all of the expenses of the Trust or such funds, other than those expressly assumed by the Manager herein, including without limitation:

A.  Advisory, sub-advisory and administrative fees;

B.  Fees for services of independent public accountants;

C.  Legal and consulting fees;

D. Transfer agent, custodian and portfolio recordkeeping and tax information services;

E. Expenses of periodic calculations of the funds' net asset values and of equipment for communication among the funds' custodian, transfer agent and others;

F.  Taxes and the preparation of the funds' tax returns;

G.  Brokerage fees and commissions;

H.  Interest;

I.  Costs of Board of Trustees and shareholder meetings;

J.  Updates and printing of prospectuses and reports to shareholders;

K. Fees for filing reports with regulatory bodies and the maintenance of the Trust's existence;

L.  Membership dues for industry trade associations;

M.  Fees to federal authorities for the registration of the shares of the funds;

N. Fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager of its affiliates;

O.  Insurance and fidelity bond premiums; and

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

P.  Litigation and other extraordinary expenses of a non-recurring nature.

5.  ACTIVITIES AND AFFILIATES OF THE MANAGER.

A. The Trust acknowledges that the Manager or one or more of its affiliates may have investment or administrative responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities, and that the Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3, the Trust agrees that the Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Funds, provided that the Manager acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest. The Manager shall have no obligation to recommend for the Funds a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

B. Subject to and in accordance with the Declaration of Trust and By-Laws of the Trust as currently in effect and the Investment Company Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested persons as defined by the Investment Company Act ("Interested Persons") of the Manager or its affiliates as directors, officers, agents and shareholders of the Manager or its affiliates; that directors, officers, agents and shareholders of the Manager or its affiliates are or may be Interested Persons of the Trust as Trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be Interested Persons of the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act and the rules thereunder.

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

6.  COMPENSATION OF THE MANAGER.

For all services to be rendered and payments made pursuant to this Agreement, the Trust, on its own behalf and on behalf of Funds, will pay the Manager monthly in arrears a fee at an annual rate equal to [ ]%, in the case of
[            ] Fund, Variable Series, and [ ]%, in the case of [            ]
Fund, Variable Series, of the net asset value of such Fund. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the tenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of calendar days in the year, and
(ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of such Fund as determined in accordance with the Trust's Prospectus as of the previous business day on which such Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

7.  LIABILITIES OF THE MANAGER.

A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B. The Manager shall indemnify and hold harmless the Trust from any loss, cost, expense or damage resulting from the failure of any Sub-Advisor to comply with
(i) any statement included in the Prospectus and Statement of Additional Information of the Trust, or (ii) instructions given by the Manager to any Sub-Advisor for the purpose of ensuring the Trust's compliance with securities, tax and other requirements applicable to the Trust's business and the investment activities of its Funds; provided, however, that the indemnification provided in this paragraph 7B shall apply only to the extent that a Sub-Adviser is liable to the Trust and, after demand by the Trust, is unable or refuses to discharge its obligations to the Trust.

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

C. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

8.  EFFECTIVE DATE: TERM.

This Agreement shall become effective on the later of (i) the date first written above or (ii) the date on which the offer and sale of shares of the Fund has been registered under the Securities Act and the Investment Company Act pursuant to an effective Registration Statement of the Trust on Form N-1A and shall
continue until [    ], and from year to year thereafter, but only so long as
such continuance is specifically approved at least annually by a vote of the Trustees, including the vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

9.  ASSIGNMENT.

No assignment of this Agreement shall be made by the Manager, and this Agreement shall terminate automatically in the event of any such assignment. The Manager shall notify the Trust in writing in advance of any proposed change of control to enable the Trust to take the steps necessary to enter into a new advisory contract.

10.  AMENDMENT

This Agreement may be amended at any time, but only by written Agreement between the Manager and the Trust, which is subject to the approval of the Trustees of the Trust and the shareholders of any affected Fund in the manner required by the Investment Company Act and the rules thereunder.

11.  TERMINATION.  This Agreement:

(a) may at any time be terminated without payment of any penalty, by the Trust (by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to the Manager;

(b)  shall immediately terminate in the event of its assignment; and

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(c)  may be terminated by the Manager on sixty (60) days written notice to the
Trust.

12. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

13. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid to the other party to this Agreement at its principal place of business.

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. SHAREHOLDER LIABILITY. The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Funds, the obligations thereunder shall be limited to the respective assets of such Funds. The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Funds, nor from the Trustees or any individual Trustee of the Trust.

16. GOVERNING LAW. This Agreement shall be interpreted under, and the performance of the Manager under this Agreement shall be consistent with, the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, the terms of the Investment Company Act, applicable rules and regulations thereunder, the Code and regulations thereunder, and the Trust's Prospectus and Statement of Additional Information, in each case as from time to time in effect. The provisions of this Agreement shall be construed and interpreted in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of laws rules or provisions that would result in the application of the domestic substantive laws of any other jurisdiction; provided, however, that if such law or any of the provisions of this Agreement conflict with the applicable provisions of the Investment Company Act, the latter shall control.

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

17.  USE OF MANAGER'S NAME.  The Trust may use the name ["    "] or any other
name derived from the name ["    "] only for so long as this Agreement (or
another similar management agreement pertaining to other series funds of the Trust) or any extension, renewal, or amendment hereof (or thereof) remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Manager. At such time as this Agreement (and each other similar agreement pertaining to such other series funds) or any extension, renewal or amendment hereof (or thereof), or each such other similar successor organization agreement shall no longer be in effect, the Trust will
cease to use any name derived from the name ["    ,"] any name similar thereto,
or any other name indicating that it is managed by or otherwise connected with the Manager, or with any organization which shall have succeeded to Manager's business as investment advisor or manager.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

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

IN WITNESS WHEREOF, the parties hereto have duly executed this agreement on the date first above written.

ATTEST:

--------------------------------
Title: Secretary

ATTEST:

--------------------------------
Title: Secretary
LIBERTY VARIABLE
INVESTMENT TRUST,
on its own behalf and on behalf of
[    ] Fund, Variable Series and
[    ] Fund, Variable Series

By:
   -----------------------------------
Title:

LIBERTY ADVISORY SERVICES CORP.

By:
   -----------------------------------
Title:

                                      B1-13

                     FORM OF INVESTMENT ADVISORY AGREEMENT

[VARIATION 2 OF 3 -- APPLICABLE TO LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES, LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES, RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES AND RYDEX HEALTH CARE FUND, VARIABLE SERIES]

                       LIBERTY VARIABLE INVESTMENT TRUST

                     [              ] FUND, VARIABLE SERIES

                     MANAGEMENT AND SUB-ADVISORY AGREEMENT

MANAGEMENT AND SUB-ADVISORY AGREEMENT ("Agreement"), made this [    ] day of
[              ] 2001, between LIBERTY VARIABLE INVESTMENT TRUST, a business trust organized under the laws of The Commonwealth of Massachusetts (the
"Trust"), on its own behalf and on behalf of the [              ] Fund, Variable
Series (the "Fund"), LIBERTY ADVISORY SERVICES CORP., a corporation organized under the laws of The Commonwealth of Massachusetts ("LASC"), and
[              ], a corporation organized under the laws of the State of
[              ] (the "Sub-Advisor").

WHEREAS, the Trust has been organized as an open-end management investment company registered as such under the Investment Company Act of 1940, as amended ("Investment Company Act"), and is authorized to issue shares of beneficial interest in one or more separate series (each representing interests in a separate portfolio of securities and other assets), including the Fund, which shares are to be issued and sold to and held by various separate accounts of insurance companies ("Participating Insurance Companies");

WHEREAS, the Trust heretofore has created various other separate funds which are covered by other Management Agreements among the Trust, on its own behalf and on behalf of such other series funds, and LASC, and the Trust may in the future create additional fund(s) that may be covered by other separate agreements;

WHEREAS, the Trust desires LASC to render certain investment management and administrative services to the Trust and the Fund, all in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Trust and LASC desire that the Sub-Advisor, as sub-adviser to LASC, provide investment management services to the Fund based on the Sub-Advisor's multi-manager concept, under which the

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

Sub-Advisor recommends, over-sees and coordinates, and allocates the Fund's portfolio assets among, several portfolio managers ("Portfolio Managers"), each having a different investment style, each of which manages a different portion of the Fund's investment portfolio; and

WHEREAS, each of LASC and the Sub-Advisor is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended (the "Investment Adviser's Act"), and desires to provide services to the Trust and the Fund, in the manner contemplated above, in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust, on its own behalf and on behalf of the Fund, LASC and the Sub-Advisor hereby agree as follows:

1. EMPLOYMENT OF THE INVESTMENT ADVISER. The Trust hereby employs LASC (i) to provide certain administrative and limited oversight services and (ii) to provide certain investment management and related services to the Trust and the Fund, all in the manner set forth in Section 2 of this Agreement, subject to the direction of the Trustees, and for the period, in the manner, and on the terms set forth hereinafter. LASC hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. LASC shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized (whether herein or otherwise), shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE MANAGER. LASC undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Administrative Services.

(a) LASC will provide general administrative services as hereinafter set forth ("Administrative Services"), all subject to the overall direction and control of the Board of Trustees of the Trust (the "Board").

(b) Such Administrative Services shall not include investment advisory, custodian, underwriting and distribution, transfer agency or pricing and bookkeeping services, but shall include: (i) provision of office space, equipment and facilities necessary in connection with the services to be performed hereunder and the maintenance of the headquarters of the Trust; (ii) maintenance of the corporate books and records of the Trust (other than those of its records maintained by the Sub-Advisor or the Portfolio Managers, the transfer agent, the custodian and the pricing and

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

bookkeeping agent); (iii) administration of all dealings and relationships with the Trustees for meetings of the Board, the scheduling of such meetings and the conduct thereof; (iv) preparation and filing of proxy materials and administration of arrangements for meetings of shareholders or beneficial owners of the Funds; (v) preparation and filing of all required reports and all updating and other amendments to the Trust's Registration Statement under the Investment Company Act, the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder; (vi) calculation of distributions required or advisable under the Investment Company Act and the Internal Revenue Code of 1986, as amended (the "Code"); (vii) periodic computation and reporting to the Trustees of each Fund's compliance with diversification and other portfolio requirements of the Investment Company Act and the Code; (viii) development and implementation of general shareholder and beneficial owner correspondence and communications relating to the Funds, including the preparation and filing of shareholder and beneficial owner reports as are required or deemed advisable; and (ix) general oversight of the custodial, net asset value computation, portfolio accounting, financial statement preparation, legal, tax and accounting services performed for the Trust or the Fund by others.

It is understood that LASC may, in its discretion and at its expense, delegate some or all of its administrative duties and responsibilities under this subsection 2A to any of its affiliates.

B.  Investment Advisory Services.

(a) LASC shall have overall supervisory responsibility for the management and investment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and limitations of the Fund, as provided in the Trust's Prospectus and Statement of Additional Information and governing instruments, as amended from time to time, and any directions and policies which the Trustees may issue to LASC from time to time (collectively, "Investment Policies").

(b) With the consent of the Trust, on behalf of the Fund, LASC hereby delegates to the Sub-Advisor the obligation to provide the Fund, as sub-advisor to LASC, an overall investment program and strategy, in accordance with the Sub-Advisor's multi-manager concept. LASC shall be solely responsible for paying the fees of the Sub-Advisor from the fees it collects from the Trust as provided in paragraph 5 below.

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

(c) In accordance with the Sub-Advisor's multi-manager concept, the Sub-Advisor will recommend to the Trustees one or more persons or companies registered as investment advisers under the Investment Adviser's Act or qualifying as a "bank" within the meaning of the Investment Adviser's Act and thereby exempted from the requirement to be so registered ("Portfolio Managers"), pursuant to a portfolio management agreement among the Trust, on behalf of the Fund, each Portfolio Manager and the Sub-Advisor. Each Portfolio Manager shall have full investment discretion and authority to make all determinations with respect to the investment and reinvestment of the portion of the Fund's assets assigned to that Portfolio Manager by the Sub-Advisor from time to time and the purchase and sale of portfolio securities with those assets, all within the Fund's Investment Policies. Subject to Section 6, the Sub-Advisor shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase hold or sell a security for the Fund's portfolio. The Sub-Advisor shall advise the Trustees as to which persons or companies the Sub-Advisor believes are best suited for appointment as Portfolio Managers; shall monitor and evaluate the investment performance of each Portfolio Manager, shall allocate and reallocate from time to time, in its sole discretion, the respective portions of the Fund's assets to be managed by the Portfolio Managers; shall recommend to the Trustees changes of, additions to or terminations of Portfolio Managers when it believes such changes, additions or terminations are appropriate; and shall coordinate the investment activities of the Portfolio Managers with a view to ensuring their compliance with the Fund's Investment Policies and applicable laws.

(d) The Sub-Advisor shall be solely responsible for paying the fees of each Portfolio Manager from the fees it collects from LASC as provided in paragraph 5 below.

(e) LASC and/or the Sub-Advisor shall render regular reports to the Board relating to the performance of their duties specified in paragraphs 2B(a), (b) and (c).

C. Expenses Borne By Manager. To the extent necessary to perform its obligations under this Agreement, LASC and/or the Sub-Advisor, at their own expense, shall furnish executive and other personnel and office space, equipment and facilities, and shall pay any other expenses incurred by them, in connection with the performance of their duties hereunder, except that the Trust or the Fund, as appropriate, shall

                                      B1-17
reimburse LASC and/or the Sub-Advisor (as appropriate) for its out-of-pocket costs, including telephone, postage and supplies, incurred by it in connection with communications with shareholders and beneficial owners of the Fund. LASC and/or the Sub-Advisor shall pay all salaries, fees and expenses of Trustees or officers of the Trust who are their employees. LASC and the Sub-Advisor shall not be obligated to bear any other expenses incidental to the operations and business of the Trust. LASC and the Sub-Advisor shall not be required to pay or provide any credit for services provided by the Trust's custodian, transfer agent or other agents.

D. Provision of Information Necessary for Preparation of Registration Statement Amendments and Other Materials. LASC will make available and provide such information as the Trust may reasonably request for use in the preparation of its Registration Statement, reports and other documents required by federal laws and any securities and insurance laws of the other states and other jurisdictions in which the Trust's shares are sold.

E. Code of Ethics. Each of LASC and the Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and has provided the Trust with a copy of such code of ethics and evidence of its adoption. On or before June 1 in each year, an executive officer of each of LASC and the Sub-Advisor shall verify to the Trustees that it has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, each of LASC and the Sub-Advisor shall permit the Trust to examine the reports required to be made to it by Rule 17j-1(c)(1).

F. Disqualification. Each of LASC and the Sub-Advisor shall immediately notify the Trustees of the occurrence of any event which would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or any other applicable statute or regulation.

G. Other Obligations and Service. Each of LASC and the Sub-Advisor shall make its officers and employees available to the Trustees and officers of the Trust for consulting and discussions regarding the management of the Trust and its investment activities.

                                      B1-18

3. EXPENSES OF THE TRUST. It is understood that the Trust (or each of its funds (including the Fund), where applicable) will pay, or will enter into arrangements that require third parties to pay, all of the expenses of the Trust or such funds, other than those expressly assumed by LASC and the Sub-Advisor herein, including without limitation:

         A.  Advisory, sub-advisory and administrative fees;

         B.  Fees for services of independent public accountants;

         C.  Legal and consulting fees;

         D. Transfer agent, custodian and portfolio pricing, recordkeeping and tax information services;

         E. Expenses of periodic calculations of the funds' net asset values and of equipment for communication among the funds' custodian, transfer agent and others;

         F.  Taxes and the preparation of the funds' tax returns;

         G.  Brokerage fees and commissions;

         H.  Interest;

         I.  Costs of Board of Trustees and shareholder meetings;

         J. Updates and printing of prospectuses, proxy statements and reports to shareholders;

         K. Fees for filing reports with regulatory bodies and the maintenance of the Trust's existence;

         L.  Membership dues for industry trade associations;

         M. Fees to federal authorities for the registration of the shares of the funds;

         N. Fees and expenses of Trustees who are not directors, officers, employees or stockholders of LASC, the Sub-Advisor or any of their respective affiliates;

         O.  Insurance and fidelity bond premiums; and

         P. Litigation and other extraordinary expenses of a non-recurring nature.

                                      B1-19

4.  ACTIVITIES AND AFFILIATES OF THE MANAGER.

A. The Trust acknowledges that each of LASC and the Sub-Advisor or one or more of its affiliates may have investment or administrative responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities, and that each of LASC and the Sub-Advisor, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). The Trust agrees that each of LASC and the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Fund, provided that it acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest.

B. Subject to and in accordance with the Declaration of Trust and By-Laws of the Trust as currently in effect and the Investment Company Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested persons as defined by the Investment Company Act of LASC and/or the Sub-Advisor or of their respective affiliates as directors, officers, agents and shareholders thereof; that directors, officers, agents and shareholders of LASC and/or the Sub-Advisor or of their respective affiliates are or may be interested persons of the Trust as Trustees, officers, agents, shareholders or otherwise; that LASC and/or the Sub-Advisor or their respective affiliates may be interested persons of the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust and By-Laws and the Investment Company Act and the rules thereunder.

5. COMPENSATION OF LASC AND THE SUB-ADVISOR. For all services to be rendered and payments made pursuant to this Agreement, (a) the Trust, on its own behalf and on behalf of the Fund, will pay LASC monthly in arrears a fee at an annual
rate equal to [    ]% of the net asset value of the Fund, and (b) LASC, on its own behalf, will pay the Sub-Advisor monthly in arrears a fee at an annual rate
equal to [    ]% of such net asset value. The Sub-Advisor acknowledges and agrees that the Trust shall have no obligation to the Sub-Advisor to pay any portion of such fee, which shall be solely the responsibility of LASC. Each such

                                      B1-20
fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the tenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of calendar days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund as determined in accordance with the Trust's Prospectus as of the previous business day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

6.  LIABILITIES OF LASC AND THE SUB-ADVISOR.

A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of LASC or the Sub-Advisor, as the case may be, LASC or the Sub-Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B. The Sub-Advisor shall indemnify and hold harmless the Trust from any loss, cost, expense or damage resulting from the failure of any Portfolio Manager to comply with (i) any statement included in the Prospectus and Statement of Additional Information of the Trust, or (ii) instructions given by the Sub-Advisor to any Portfolio Manager for the purpose of ensuring the Trust's compliance with securities, tax and other requirements applicable to the Trust's business and the investment activities of its Funds; provided, however, that the indemnification provided in this paragraph 6B shall apply only to the extent that a Portfolio Manager is liable to the Trust and, after demand by the Trust, is unable or refuses to discharge its obligations to the Trust.

C. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the LASC or the Sub-Advisor, as the case may be, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

7.  EFFECTIVE DATE: TERM.  This Agreement shall become effective on the later of
(i) the date first written above or (ii) the date on which the offer and sale of shares of the Fund has been registered under the Securities Act and the Investment Company Act pursuant to an effective

                                      B1-21

Registration Statement of the Trust on Form N-1A and shall continue until
[    ], and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a vote of the Trustees, including the vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

8. ASSIGNMENT. No assignment of this Agreement shall be made by LASC or the Sub-Advisor, and this Agreement shall terminate automatically in the event of any such assignment. Each of LASC and the Sub-Advisor shall notify the Trust in writing in advance of any proposed change of control with respect to it to enable the Trust to take the steps necessary to enter into a new advisory contract.

9. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between LASC, the Sub-Advisor and the Trust, which is subject to the approval of the Trustees of the Trust and the shareholders of any affected Fund in the manner required by the Investment Company Act and the rules thereunder.

10.  TERMINATION.  This Agreement:

(a) may at any time be terminated without payment of any penalty, by the Trust (by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to LASC and the Sub-Advisor;

(b)  shall immediately terminate in the event of its assignment; and

(c) may be terminated by LASC or the Sub-Advisor on sixty (60) days written notice to the other parties hereto.

11. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

                                      B1-22

12. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid to the other party to this Agreement at its principal place of business.

13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. SHAREHOLDER LIABILITY. Each of LASC and the Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Funds, the obligations thereunder shall be limited to the respective assets of such Funds. Each of LASC and the Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Funds, nor from the Trustees or any individual Trustee of the Trust.

15. GOVERNING LAW. This Agreement shall be interpreted under, and the performance of each of LASC and the Sub-Advisor under this Agreement shall be consistent with, the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, the terms of the Investment Company Act, applicable rules and regulations thereunder, the Code and regulations thereunder, and the Trust's Prospectus and Statement of Additional Information, in each case as from time to time in effect. The provisions of this Agreement shall be construed and interpreted in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of laws rules or provisions that would result in the application of the domestic substantive laws of any other jurisdiction; provided, however, that if such law or any of the provisions of this Agreement conflict with the applicable provisions of the Investment Company Act, the latter shall control.

16.  USE OF MANAGER'S NAME.  The Trust may use the names ["         "] and
["         "] or any other name derived from such names only for so long as this
Agreement (or another similar management agreement with Liberty Financial or a majority or greater owned subsidiary thereof pertaining to other series funds of the Trust) or any extension, renewal, or amendment hereof (or thereof) remains in effect. At such time as this Agreement (and each such other similar

                                      B1-23
agreement pertaining to such other series funds) or any extension, renewal or amendment hereof (or thereof), or each such other similar successor organization agreement shall no longer be in effect, the Trust will cease to use any name derived from any such names similar thereto, or any other name indicating that it is managed by or otherwise connected with the Manager, or with any organization which shall have succeeded to Manager's business as investment advisor or manager.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have duly executed this agreement on the date first above written.

LIBERTY VARIABLE INVESTMENT TRUST,
on its own behalf and on behalf of [                        ], Variable Series.

By:
   ------------------------------------
    Title:

LIBERTY ADVISORY SERVICES CORP.

By:
   ------------------------------------
    Title:

[                                                ]

By:
   ------------------------------------
    Title:

                                      B1-24

                     FORM OF INVESTMENT ADVISORY AGREEMENT

[VARIATION 3 OF 3 -- APPLICABLE TO ALL SRVIT FUNDS]

                       STEINROE VARIABLE INVESTMENT TRUST
                     [              ] FUND, VARIABLE SERIES
                            FUND ADVISORY AGREEMENT

FUND ADVISORY AGREEMENT dated [            ], 2001 between STEINROE VARIABLE
INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth
of Massachusetts (the "Trust"), on behalf of the [              ] Fund, Variable
Series (the "Fund"), and STEIN ROE & FARNHAM INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Investment Adviser").

WHEREAS, the Trust has been organized as an open-end management investment company registered as such under the Investment Company Act of 1940 ("Investment Company Act") and is authorized to issue shares of beneficial interest in one or more separate series each representing interests in a separate portfolio of securities and other assets, including the Fund, which shares are to be issued and sold to and held by various separate accounts of insurance companies ("Participating Insurance Company");

WHEREAS, the Trust desires the Investment Adviser to render investment management services to the Fund in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Trust is entering into a Fund Administration Agreement (the "Administration Agreement") of even date herewith with Stein Roe & Farnham Incorporated (the "Administrator") providing for certain administrative services to the Trust other than investment management services;

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and as a commodities trading advisor under the Commodity Exchange Act, and desires to provide services to the Fund in consideration of and on the terms and conditions hereinafter set forth;

                                      B1-25

NOW, THEREFORE, the Trust, on behalf of the Fund, and the Investment Adviser agree as follows:

1. Employment of the Investment Adviser. The Trust hereby engages the Investment Adviser to manage the investment and reinvestment of the Trust's assets represented by Fund shares ("Fund assets" or "assets of the Fund") and to advise with respect thereto for the period, in the manner, and on the terms hereinafter set forth. The Investment Adviser hereby accepts such engagement and agrees during such period to render the services and to assume the obligations herein set forth. The Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund.

2. Management Services. (a) The Investment Adviser will manage and supervise the investment and reinvestment of the assets of the Fund and advise with respect thereto, subject to the direction and overall control of the Board of Trustees of the Trust and giving due consideration to the investment objective of the Fund and the investment policies and investment restrictions of and the other statements concerning the Fund set forth from time to time in the Trust's then current prospectus and statement of additional information and other governing documents, and to the provisions of the Internal Revenue Code and regulations thereunder applicable to the Fund as a regulated investment company and as the designated investment vehicle for variable annuity, endowment, or life insurance contracts. In furtherance of its duties set forth above, the Investment Adviser is authorized on behalf of the Fund (i) to buy, sell, exchange, convert, lend and otherwise trade in the Fund's portfolio securities and assets, and (ii) to place orders for the execution of transactions in the Fund's portfolio securities with or through such brokers, dealers, underwriters or issuers as the Investment Adviser may select, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, all in accordance with the Trust's policies concerning allocation of its portfolio brokerage, as permitted by law including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and with the statements concerning the allocation of orders for the purchase and sale of securities among the Fund and other accounts of the Investment Adviser set forth from time to time in the Trust's then current

                                      B1-26
prospectus and statement of additional information, and in doing so the Investment Adviser shall not be required to make any reduction of its investment advisory fee hereunder.

(b) The Investment Adviser shall provide to the Trust and the Administrator such information, records and reports concerning the Investment Adviser and its investment management of the Fund's portfolio securities pursuant hereto as the Trust and the Administrator may reasonably request.

(c) The Investment Adviser will preserve for the Trust all records it maintains for the Trust as prescribed by the rules and regulations of the Securities and Exchange Commission in the manner and for the time periods prescribed by such rules. The Investment Adviser agrees that all such records shall be the property and under the control of the Trust and shall be made available, within seven business days of request therefor, to the Trust's Board of Trustees or auditors during regular business hours at the Investment Adviser's offices. In the event of termination of this Agreement for any reason, all such records shall be returned, without charge, promptly to the Trust, free from any claim or retention of rights by the Investment Adviser, except that the Investment Adviser may retain copies of such records.

(d) The Investment Adviser will report to the Trustees of the Trust any potential or existing material irreconcilable conflict among the interests of shareholders (the separate accounts of insurance companies investing in the Trust) of which it is aware. The Investment Adviser will assist the Trustees in carrying out their responsibilities under an Order from the SEC, dated July 1, 1988, granting insurance companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of Sections 9(a), 13(a), l5(a), and l5(b) of the Investment Company Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of insurance companies affiliated and unaffiliated with each other. The Investment Adviser shall provide the Trustees with all information reasonably necessary for the Trustees to consider any issues raised.

(e) The Investment Adviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized herein, and will keep

                                      B1-27
confidential any information obtained pursuant to this Agreement, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

3. Expenses Borne by Investment Adviser. To the extent necessary to perform its obligations under this Agreement, the Investment Adviser, at its own expense, shall furnish executive and other personnel and office space, equipment and facilities, and shall pay any other expenses incurred by it, in connection with the performance of its duties hereunder. The Investment Adviser shall pay all salaries, fees and expenses of Trustees or officers of the Trust who are employees of the Investment Adviser. The Investment Adviser shall not be obligated to bear any other expenses incidental to the operations and business of the Trust. The Investment Adviser shall not be required to pay or provide any credit for services provided by the Trust's custodian, transfer agent or other agents, including the Administrator.

4. Expenses Borne by the Trust and Fund. The Trust or the Fund, as appropriate, shall pay all expenses incidental to the operations and business of the Trust and the Fund not specifically assumed or agreed to be paid by the Investment Adviser or the Administrator pursuant to this Agreement or the Administration Agreement, or by any Participating Insurance Company, including, without limitation:

(a) the fees of the Investment Adviser as provided in Section 5 below, and of the Administrator;

(b) fees payable pursuant to any plan adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act;

(c) all fees and charges of depositories, custodians, and other agencies for the safekeeping and servicing of the cash, securities, and other property of the Trust;

(d) all fees and charges of transfer, shareholder servicing, shareholder record keeping and dividend disbursing agents and all other expenses relating to the issuance and redemption of shares of the Trust (including the shares of the Fund) and the maintenance and servicing of shareholder accounts;

(e) all charges for equipment or services used for obtaining price quotations or for communication among the Investment Adviser, any sub-adviser appointed by the Trust, the Administrator, the Trust or any

                                      B1-28

Participating Insurance Company, the custodian or any sub-custodian, transfer agent or any other agent selected by the Trust or the Fund;

(f) all expenses incurred in periodic calculations of the net asset value of the shares of the Trust (including the shares of the Fund);

(g) all charges for bookkeeping, accounting and tax information services provided to the Trust by the custodian or any subcustodian;

(h)  all charges for services of the Trust's independent auditors;

(i) all charges and expenses of legal counsel for the Trust and for the Trustees of the Trust in connection with legal matters relating to the Trust or the Fund;

(j) all compensation of the Trustees of the Trust other than those Trustees who are interested persons of the Trust including, without limitation, Trustees who are interested persons of the Investment Adviser, the Administrator or any Participating Insurance Company, or the principal underwriter of the Trust, and all expenses (including expenses incident to Trustees' meetings) incurred in connection with their services to the Trust;

(k) all expenses of preparation, printing and mailing of notices and proxy solicitation material and of reports and other communications to the shareholders and beneficial owners of the Trust, and all other expenses (including proxy solicitation expenses) incidental to meetings of the shareholders or beneficial owners of the Trust;

(1) all expenses of preparation (including type setting) and printing of annual or more frequent revisions of the Trust's prospectuses and statements of additional information and supplements thereto, of supplying each then-existing shareholder or beneficial owner of shares of the Fund or purchaser thereof with a copy of such revised prospectus or SAI supplements, and of supplying copies of such statements of additional information to persons requesting the same;

(m) all expenses, if any, related to preparing, printing and engraving and transmitting certificates representing shares of the Trust;

(n) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(o) all brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities;

                                      B1-29

(p)  costs, including interest expense, of borrowing money;

(q) all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign, and all costs and expenses incident to the maintenance of the Trust's legal existence;

(r) all expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the shares of the Trust under the Securities Act of 1933, and all expenses, if any, of qualifying and maintaining the qualification of the shares of the Trust for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities;

(s) all fees, dues, and other expenses incurred by the Trust in connection with its membership in any trade association or other investment organization; and

(t)  all miscellaneous business expenses.

The Trust or the Fund, as appropriate, shall also bear all extraordinary non-recurring expenses as may arise, including but not limited to expenses incurred in connection with litigation, proceedings and claims and expenses incurred in connection with any obligation of the Trust or the Fund to indemnify any person.

Expenses which are directly charged to or attributable to the Fund or any other Fund of the Trust shall be borne by that Fund, and expenses which are not solely attributable to any one Fund of the Trust shall be allocated among the Funds of the Trust on a basis that the Trustees of the Trust deem fair and equitable.

5. Investment Advisory Fee. For the services to be rendered by the Investment Adviser hereunder, the Trust, for the benefit of the Fund, shall pay the Investment Adviser out of Fund assets an annual fee in the amount shown in Schedule A attached hereto and made a part hereof.

6. Non-Exclusivity. The services of the Investment Adviser to the Fund hereunder are not to be deemed exclusive and the Investment Adviser shall be free to render similar services to others.

7. Standard of Care. Neither the Investment Adviser, nor any of its directors, officers or stockholders (or partners of stockholders), agents or employees shall be liable or responsible to the Trust or the Fund or their shareholders (or the beneficial owners of their shares) for any error of

                                      B1-30
judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Investment Adviser of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or from reckless disregard by the Investment Adviser of its obligations and duties under this Agreement.

8. Amendment. This Agreement may be amended at any time by a written agreement executed by both parties hereto, provided that with respect to amendments of substance such execution on behalf of the Fund shall have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of those Trustees who are not interested persons of the Trust, the Investment Adviser, the Administrator or a Participating Insurance Company cast in person at a meeting called for the purpose of voting on such approval.

9. Term and Termination. This Agreement shall begin on the date first written above, and may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Investment Adviser. This Agreement may be terminated by the Investment Adviser at any time upon sixty 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment. Unless terminated as hereinabove provided, this Agreement shall continue in effect until
[              ], and thereafter from year to year only so long as such
continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act and the rules and regulations thereunder (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of the Trust, the Investment Adviser, the Administrator or a Participating Insurance Company, cast in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund.

10. Non-Liability of Trustees and Shareholders. As provided in the Declaration of Trust of the Trust, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, any obligation of the Trust or the Fund hereunder shall be binding only upon the assets and property of the Trust or the Fund, as the case may be, and shall not be

                                      B1-31
binding upon any Trustee, officer, employee, agent or shareholder (or beneficial owner of shares) of the Trust, including, without limitation, the officer of the Trust executing this Agreement on its behalf. Neither the authorization of any action by the Trustees or shareholders (or beneficial owners of shares) of the Trust nor the execution of this Agreement on behalf of the Trust shall impose any liability upon any Trustee or any shareholder (or beneficial owner of shares).

11. Use of Investment Adviser's Name. The Trust may use the name "SteinRoe Variable Investment Trust" or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Investment Adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Trust will cease to use any name derived from the name "Stein Roe & Farnham," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with Investment Adviser, or with any organization which shall have succeeded to Investment Adviser's business as investment adviser.

12. Definitions, References and Headings. As used in this Agreement, the terms "vote of a majority of the outstanding voting securities", "interested person", "principal underwriter" and "assignment" shall have the respective meanings provided in the Investment Company Act and the rules thereunder, subject, however, to such exemptions or no-action responses as may be granted by the Securities and Exchange Commission under said Act. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement.

13. Interpretation; Governing Law. This Agreement shall be interpreted under, and the performance of the Investment Adviser under this Agreement shall be consistent with, the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as in effect from time to time, the terms of the Investment Company Act, other applicable laws and regulations thereunder (including any amendments hereafter adopted), the Internal Revenue Code of 1986, and regulations thereunder, and the Trust's prospectus and statement of additional information. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of Illinois (except Section 10 hereof which

                                      B1-32
shall be construed and interpreted in accordance with the laws of Massachusetts), without giving effect to the conflict of laws provisions thereof, provided, however, that if such law or any of the provisions of this Agreement conflict with the applicable provisions of the Investment Company Act, the latter shall control.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, a statute, a rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have duly executed this agreement on the date first above written.

[              ] FUND, VARIABLE SERIES
STEINROE VARIABLE INVESTMENT TRUST

By:
---------------------------------

STEIN ROE & FARNHAM INCORPORATED

By:
---------------------------------

                                      B1-33

                                   SCHEDULE A

                            Fund Advisory Agreement
                     [              ] Fund, Variable Series

The annual investment advisory fee referred to in paragraph 5 of this Agreement
shall be [    ]% of the net asset value of the Fund, computed as hereinafter provided. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the tenth day of the following calendar month. The daily accruals of the fee will be computed by multiplying the annual rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of calendar days in the year, and multiplying such product by the net asset value of the Fund as determined in accordance with the Fund's prospectus as of the previous business day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

                                      B1-34

                                                                     APPENDIX B2

NOTE: THE SUB-ADVISORY AGREEMENTS FOR LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES, LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES, RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES AND RYDEX HEALTH CARE FUND, VARIABLE SERIES ARE PART OF THE ADVISORY AGREEMENTS FOR THESE FUNDS. PLEASE REFER TO APPENDIX B1.

NOTE: BRACKETED TEXT APPEARS ONLY IN THE SUB-ADVISORY AGREEMENTS WITH THE FUNDS INDICATED.

                         FORM OF SUB-ADVISORY AGREEMENT

[VARIATION 1 OF 3 -- APPLICABLE TO ALL LVIT FUNDS EXCEPT LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES, LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES, LIBERTY VALUE FUND, VARIABLE SERIES, RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES, RYDEX HEALTH CARE FUND, VARIABLE SERIES AND STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES]

                                  [    ] FUND,
                                VARIABLE SERIES
                         [    ] SUB-ADVISORY AGREEMENT

AGREEMENT dated [            ], 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a
Massachusetts business trust (the "Trust"), with respect to [    ] FUND,
VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES, a Massachusetts
corporation ("'Advisor"), and [    ], a [    ] corporation (the "Sub-Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

 1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information. as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust

                                       B2-1

 2. In carrying out its investment management obligations, the Sub-Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable:

     (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information: and

     (c)  report results to the Advisor and to the Board of Trustees.

[FOR COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES, COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES AND COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES ONLY:

 3. The Sub-Advisor may delegate its investment responsibilities under paragraph 2(b) with respect to the Fund to one or more Persons or companies registered as investment advisors under the Investment Adviser's Act of 1940, as amended, or qualifying as a "bank" within the meaning of such Act and thereby exempted from the requirement to be so registered ("Second-Tier Sub-Advisors"), pursuant to an agreement among the Trust, such Fund, the Advisor, the Sub-Advisor and such Second-Tier Sub-Advisor ("Second-Tier Sub-Advisory Agreement") Each Second-Tier Sub-Advisory Agreement may provide that the Second-Tier Sub-Advisor. subject to the control and supervision of the Trustees, the Advisor and the Sub-Advisor. shall have full investment discretion for the Fund and the Fund's assets or any portion thereof specified by the Sub-Advisor. Any selection of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), except to the extent permitted by any applicable exemptive order of the Securities and Exchange Commission or similar relief, The Sub-Advisor shall be solely responsible for paying the fees of each Second-Tier Sub-Advisor from the fees it collects as provided in paragraph 5 below.]

 4. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

 5.  The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of
[    ]% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1

                                       B2-2
above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

 6.  This Agreement shall become effective on the date first written above and
(a) unless otherwise terminated, shall continue until [         ], and from year
to year thereafter so long as approved annually in accordance with the 1940 Act:
(b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund: (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Advisor on sixty days' written notice to the Trust.

 7.  This Agreement may be amended in accordance with the 1940 Act.

 8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares, "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

 9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person. firm or organization, for any act or omission in the course or connection with rendering services hereunder.

10.  The Fund may use the name "[         ]," or any other name derived from the
name "[         ]," only for so long as this Agreement or any extension,
renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from
the name "[         ]," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

                                       B2-3

11. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

[              ] FUND, VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By:
   ------------------------------------

[              ]

By:
   ------------------------------------

LIBERTY ADVISORY SERVICES CORP.

By:
   ------------------------------------

                                       B2-4

                         FORM OF SUB-ADVISORY AGREEMENT

[VARIATION 2 OF 3 -- APPLICABLE TO LIBERTY VALUE FUND, VARIABLE SERIES AND STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES]

                     [              ] FUND, VARIABLE SERIES
                    [              ] SUB-ADVISORY AGREEMENT

AGREEMENT date [         ], 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a
Massachusetts business trust (the "Trust"), with respect to [              ]
FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES CORP., a
Massachusetts corporation ("Adviser"), and [              ], a [              ]
corporation (the "Sub-Adviser").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Adviser will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information, as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Adviser and the Board of Trustees of the Trust.

2. In carrying out its investment management obligations, the Sub-Adviser shall:

(a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable;

(b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information; and

(c) report results to the Adviser and to the Board of Trustees.

3. The Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4.  The Advisor shall pay the Sub-Adviser a monthly fee at the annual rate of
[    ]% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above.

                                       B2-5

5.  This Agreement shall become effective on the date first written above, and
(a) unless otherwise terminated, shall continue until [         ], and from year
to year thereafter so long as approved annually in accordance with the Investment Company Act of 1940 (the "1940 Act"); (b) may be terminated without penalty on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Adviser on sixty day's written notice to the Trust.

6.  This Agreement may be amended in accordance with the 1940 Act.

7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of or connection with rendering services hereunder.

9.  The Fund may use the name "[              ]," or any other name derived from
the name "[              ]," only for so long as this Agreement or any
extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect,
the Fund will cease to use any name derived from the name "[              ],"
any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser, or with any organization

                                       B2-6
which shall have succeeded to the Sub-Adviser's business as an investment adviser.

[              ] FUND,
VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By:
   ------------------------------------------------------

[              ]

By:
   ------------------------------------------------------

LIBERTY ADVISORY SERVICES CORP.

By:
   ------------------------------------------------------

                                       B2-7

                         FORM OF SUB-ADVISORY AGREEMENT

[VARIATION 3 OF 3 - APPLICABLE TO STEIN ROE BALANCED FUND, VARIABLE SERIES]

                             SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this [  ] day of [         ], 2001, among STEIN
ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser"), NORDEA SECURITIES, INC. (formerly UNIBANK SECURITIES, INC.), d/b/a "NORDEA INVESTMENT MANAGEMENT," a company incorporated under the laws of the State of Delaware (the "Sub-Adviser") and STEINROE VARIABLE INVESTMENT TRUST (the "Trust"), on behalf of Stein Roe Balanced Fund, Variable Series (the "Fund").

                                  WITNESSETH:

WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions
of an investment advisory agreement dated [            ], 2001 as amended (the
"Advisory Agreement"), between the Adviser and the Trust, on behalf of the Fund; and

WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Adviser, in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results

                                       B2-8
to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Portfolio, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

2. CERTAIN INFORMATION TO THE SUB-ADVISER. Copies of the Prospectus and the Statement have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

3. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

4. REPORTS. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as

                                       B2-9
otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

5. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

6. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

7. ACTIVITIES OF THE SUB-ADVISER. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

8. COVENANTS OF THE SUB-ADVISER. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current

                                      B2-10

Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

9. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

(a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

(c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser

                                      B2-11
will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

10. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between
the parties hereto thereafter, and shall remain in force until [            ],
and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

11. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended in accordance with the 1940 Act.

12. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

13.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE
INFORMATION. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this

                                      B2-12

Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

14. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

STEIN ROE & FARNHAM INCORPORATED

By:
   ------------------------------------
    Name:
    Title:

                                      B2-13

NORDEA SECURITIES, INC.

By:
   ------------------------------------
    Name:
    Title:

By:
   ------------------------------------
    Name:
    Title:

STEINROE VARIABLE INVESTMENT TRUST, on behalf of
Stein Roe Balanced Fund, Variable Series

By:
   ------------------------------------
    Name:
    Title:

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                      B2-14

                                                                     APPENDIX B3

                     FORM OF PORTFOLIO MANAGEMENT AGREEMENT

[LVIT -- PORTFOLIO MANAGEMENT AGREEMENT STANDARD FORM]

                         PORTFOLIO MANAGEMENT AGREEMENT
                    WITH [            ] PORTFOLIO MANAGER[S]

                          as of [              ], 2001

[PORTFOLIO MANAGER]
[ADDRESS]

    Re  Portfolio Management Agreement

Ladies and Gentlemen:

[                   ] Fund, Variable Series (the "Fund") is a series of the
Liberty Variable Investment Trust (the "Trust"), a diversified open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

Liberty Advisory Services Corp. ("LASC") is the manager of the Fund. Pursuant to the Management and Sub-Advisory Agreement of even date herewith (the "Management and Sub-Advisory Agreement") among the Trust, on behalf of the Fund, LASC and
[            ] (the "Fund Manager"), LASC delegates to the Fund Manager responsibility for investment management of the Fund. In furtherance thereof, the Fund Manager evaluates and recommends portfolio managers for the Fund and is responsible for certain administrative matters relating to the Fund.

l.  Employment as a Portfolio Manager.  The Trust being duly authorized hereby
employs [                   ] (the "Portfolio Manager") as a discretionary
portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager

                                       B3-1
and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Trust's current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as Schedule A may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

                                       B3-2

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers (and in amounts), to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund will provide the Portfolio Manager with a list of brokers

                                       B3-3
    and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

7. Fees for Services. As its compensation for its services under this Agreement, the Fund Manager will pay the Portfolio Manager monthly in arrears a fee at an annual rate equal to [ ]% of the net asset value of the Fund Account. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the fifteenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund Account as determined in accordance with the Trust's Prospectus as of the previous day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Pursuant to the Management and Sub-Advisory Agreement, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Trust on behalf of the Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust on behalf of the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate,

                                       B3-4
within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust on behalf of the Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Fund Manager, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under paragraph 2 hereof or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and

                                       B3-5
whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Trust on behalf of the Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

B. The Trust on behalf of the Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account, or such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti-fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall

                                       B3-6
certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

D. Upon request, the Portfolio Manager will promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents relating to the Fund required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated March 4, 1993, as amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty Variable Investment Trust refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust or the Fund, but only the assets of the Fund are liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust or the Fund, whether such liability now exists or is hereafter incurred, for claims against the Trust estate, but shall look for payment solely to the assets of the Fund or any successor thereto.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Trust, on behalf of the Fund, which amendment, other

                                       B3-7
than amendments to Schedules A and B (which may be amended by the Fund Manager acting alone), is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

15.  Effective Date; Term.  This Agreement shall continue in effect until
[            ], and shall continue in effect thereafter provided such
continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Trust on behalf of the Fund or the Fund Manager, or ninety
(90) days' written notice to the Trust and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

                                       B3-8

LIBERTY VARIABLE INVESTMENT TRUST
on its own behalf and on behalf of the
[                   ] Fund, Variable Series

By:
------------------------------------
[              ]
Title:

[              ]

By:
------------------------------------
[              ]
Title:

ACCEPTED AND AGREED TO:

[PORTFOLIO MANAGER]

By:
------------------------------------
Name:
------------------------------------
Title:
------------------------------------

                                       B3-9

                                  SCHEDULES:*

                      A. Operational Procedures [omitted]
                         B. Record Keeping Requirements

* The Schedules relate to day-to-day operational logistics and to technical compliance matters.
                                      B3-10

                     [              ] FUND, VARIABLE SERIES
                          RECORD KEEPING REQUIREMENTS
                         PORTFOLIO MANAGEMENT AGREEMENT
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.  The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellation thereof;

C.  The time of entry or cancellation;

D.  The price at which executed;

E.  The time of receipt of a report of execution; and

F.  The name of the person who placed the order on behalf of the Fund.

2.  (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

    (a) The Fund;

    (b) The Manager ([              ]);

    (c) The Portfolio Manager; and

    (d) Any person other than the foregoing.

                                      B3-11

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.  Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted Under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.
                                      B3-12

                                                                      APPENDIX C

 CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISORS, SUB-ADVISORS AND PORTFOLIO
                                    MANAGERS

The Advisors, Sub-Advisors and Portfolio Managers act as investment advisors or sub-advisors to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

LVIT FUNDS

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                             ADVISOR'S
                OTHER FUND(S)                 FEE RATE       RELATIONSHIP TO
                WITH           NET ASSETS OF  (AS A %        OTHER FUND
ADVISOR OR      SIMILAR        OTHER FUND AT  OF AVERAGE     (ADVISOR OR
SUB-ADVISOR     OBJECTIVES     MAY 31, 2001   NET ASSETS)    SUB-ADVISOR)
------------------------------------------------------------------------------
 Colonial       Liberty High   $897.1         0.60%;          Advisor
                Yield          million        0.55%
                Securities                    in excess of
                Fund                          $1.5 billion
------------------------------------------------------------------------------

COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
                OTHER FUND(S)                 FEE RATE         RELATIONSHIP TO
                    WITH       NET ASSETS OF  (AS A %            OTHER FUND
ADVISOR OR         SIMILAR     OTHER FUND AT  OF AVERAGE         (ADVISOR OR
SUB-ADVISOR      OBJECTIVES    MAY 31, 2001   NET ASSETS)(1)    SUB-ADVISOR)
-------------------------------------------------------------------------------
 Colonial       Colonial       $10 million    0.75%            Sub-Advisor
                International
                Horizons
                Fund,
                Variable
                Series
-------------------------------------------------------------------------------

COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                                 ADVISOR'S
                OTHER FUND(S)                 FEE RATE        RELATIONSHIP TO
                    WITH       NET ASSETS OF  (AS A %           OTHER FUND
ADVISOR OR         SIMILAR     OTHER FUND AT  OF AVERAGE        (ADVISOR OR
SUB-ADVISOR      OBJECTIVES    MAY 31, 2001   NET ASSETS)      SUB-ADVISOR)
------------------------------------------------------------------------------
 Colonial       Colonial       $49.1 million  0.70%           Sub-Advisor
                International
                Fund for
                Growth,
                Variable
                Series
------------------------------------------------------------------------------

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                                 ADVISOR'S
                OTHER FUND(S)                 FEE RATE        RELATIONSHIP TO
                    WITH       NET ASSETS OF  (AS A %           OTHER FUND
ADVISOR OR         SIMILAR     OTHER FUND AT  OF AVERAGE        (ADVISOR OR
SUB-ADVISOR      OBJECTIVES    MAY 31, 2001   NET ASSETS)      SUB-ADVISOR)
------------------------------------------------------------------------------
 Colonial       Liberty        $404.5         0.80%; 0.75%    Advisor
                Small-Cap      million        in excess of
                Value Fund                    $1 billion
------------------------------------------------------------------------------

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

--------------------------------------------------------------------------------
                                                                   ADVISOR'S
                OTHER FUND(S)                  FEE RATE         RELATIONSHIP TO
                    WITH       NET ASSETS OF   (AS A %            OTHER FUND
ADVISOR OR         SIMILAR     OTHER FUNDS AT  OF AVERAGE         (ADVISOR OR
SUB-ADVISOR      OBJECTIVES     MAY 31, 2001   NET ASSETS)(2)    SUB-ADVISOR)
--------------------------------------------------------------------------------
 Colonial       Liberty        $1.7 billion    0.65%; 0.60%     Advisor
                Strategic                      in excess of
                Income Fund                    $1 billion;
                                               0.55% in
                                               excess of $2
                                               billion
--------------------------------------------------------------------------------
 Colonial       Colonial       $100.3 million  0.75% of         Advisor
                Intermarket                    average weekly
                Income Trust                   managed assets
                I                              (which include
                                               assets
                                               representing
                                               leverage)
--------------------------------------------------------------------------------

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                                 ADVISOR'S
                OTHER FUND(S)                 FEE RATE        RELATIONSHIP TO
                    WITH       NET ASSETS OF  (AS A %           OTHER FUND
ADVISOR OR         SIMILAR     OTHER FUND AT  OF AVERAGE        (ADVISOR OR
SUB-ADVISOR      OBJECTIVES    MAY 31, 2001   NET ASSETS)      SUB-ADVISOR)
------------------------------------------------------------------------------
 Colonial       Liberty        $1.7 billion   0.80%; 0.70%    Advisor
                Growth &                      on assets
                Income Fund                   over $1
                                              billion
------------------------------------------------------------------------------

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
ADVISOR,        OTHER FUND(S)                  FEE RATE        RELATIONSHIP TO
SUB-ADVISOR         WITH       NET ASSETS OF   (AS A %           OTHER FUND
OR PORTFOLIO       SIMILAR     OTHER FUNDS AT  OF AVERAGE        (ADVISOR OR
MANAGER          OBJECTIVES     MAY 31, 2001   NET ASSETS)      SUB-ADVISOR)
-------------------------------------------------------------------------------
 LAMCO          Liberty All-   $1.2 billion    0.80% per       Advisor
                Star Equity                    annum of the
                Fund                           Fund's
                                               average
                                               weekly net
                                               asset value
                                               up to $400
                                               million,
                                               0.72% per
                                               annum of such
                                               average
                                               weekly net
                                               asset value
                                               exceeding
                                               $400 million
                                               up to $800
                                               million,
                                               0.648% of
                                               such average
                                               weekly net
                                               asset value
                                               exceeding
                                               $800 million
                                               up to $1.2
                                               billion, and
                                               0.584% of
                                               such average
                                               weekly net
                                               asset value
                                               in excess of
                                               $1.2 billion
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
ADVISOR,        OTHER FUND(S)                  FEE RATE        RELATIONSHIP TO
SUB-ADVISOR         WITH       NET ASSETS OF   (AS A %           OTHER FUND
OR PORTFOLIO       SIMILAR     OTHER FUNDS AT  OF AVERAGE        (ADVISOR OR
MANAGER          OBJECTIVES     MAY 31, 2001   NET ASSETS)      SUB-ADVISOR)
-------------------------------------------------------------------------------
 Mastrapasqua   Touchstone     $171.4 million  0.60% on        Advisor
                Growth Value                   first $50
                                               million;
                                               0.50% on next
                                               $50 million;
                                               0.40% on next
                                               $100 million;
                                               0.35% on
                                               assets over
                                               $200 million
-------------------------------------------------------------------------------
 Mastrapasqua   M&A Growth     $15.6 million   1.00%           Advisor
                Value
-------------------------------------------------------------------------------
 Mastrapasqua   Touchstone     $5.2 million    0.60% on        Advisor
                Annuity                        first $50
                                               million;
                                               0.50% on next
                                               $50 million;
                                               0.40% on next
                                               $100 million;
                                               0.35% on
                                               assets over
                                               $200 million
-------------------------------------------------------------------------------
 Mastrapasqua   EAI Select     $7.07 million   0.375%          Advisor
-------------------------------------------------------------------------------
 Oppenheimer    Oppenheimer    $1.09 billion   0.40% on the    Advisor
                Quest Value                    first $344
                Fund                           million;
                                               0.30% on the
                                               next $56
                                               million;
                                               0.27% on the
                                               next $400
                                               million;
                                               0.255% on the
                                               next $3.2
                                               billion;
                                               0.24% on the
                                               next $4
                                               billion;
                                               0.225% on
                                               assets over
                                               $8 billion
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
ADVISOR,        OTHER FUND(S)                  FEE RATE        RELATIONSHIP TO
SUB-ADVISOR         WITH       NET ASSETS OF   (AS A %           OTHER FUND
OR PORTFOLIO       SIMILAR     OTHER FUNDS AT  OF AVERAGE        (ADVISOR OR
MANAGER          OBJECTIVES     MAY 31, 2001   NET ASSETS)      SUB-ADVISOR)
-------------------------------------------------------------------------------
 Oppenheimer    OCC            $98.6 million   0.80% on the    Advisor
                Accumulation                   first $400
                Trust: Equity                  million;
                Portfolio                      0.75% on the
                                               next $400
                                               million;
                                               0.70% on
                                               assets over
                                               $800 million
-------------------------------------------------------------------------------
 Westwood       Gabelli        $306.7 million  The advisor     Sub-Advisor
                Westwood                       is paid a
                Equity Fund                    monthly fee
                                               based upon
                                               the average
                                               daily net
                                               asset value
                                               of the Fund
                                               of 1.00%.
                                               Under the
                                               Sub-Advisory
                                               Agreement the
                                               advisor pays
                                               Westwood a
                                               fee computed
                                               daily and
                                               payable
                                               monthly in an
                                               amount equal
                                               on an
                                               annualized
                                               basis to the
                                               greater of
                                               (i) $150,000
                                               per year on
                                               an aggregate
                                               basis for the
                                               Fund or (ii)
                                               35% of the
                                               net revenues
                                               to the
                                               advisor from
                                               the Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
ADVISOR,        OTHER FUND(S)                  FEE RATE        RELATIONSHIP TO
SUB-ADVISOR         WITH       NET ASSETS OF   (AS A %           OTHER FUND
OR PORTFOLIO       SIMILAR     OTHER FUNDS AT  OF AVERAGE        (ADVISOR OR
MANAGER          OBJECTIVES     MAY 31, 2001   NET ASSETS)      SUB-ADVISOR)
-------------------------------------------------------------------------------
 TCW            TCW Galileo    $166.4 million  1.00%           Advisor
                Aggressive
                Growth
                Equities Fund
-------------------------------------------------------------------------------
 TCW            MSDW Mid-Cap   $1.146 billion  Advisor fee     Sub-Advisor
                Equity Trust                   is 0.75% of
                                               the average
                                               daily net
                                               assets not
                                               exceeding
                                               $500 million;
                                               0.725% of
                                               next $1.5
                                               billion;
                                               0.70% of next
                                               $1 billion;
                                               and 0.675% of
                                               average daily
                                               net assets
                                               exceeding $3
                                               billion. TCW
                                               receives
                                               0.40% of
                                               these fees
-------------------------------------------------------------------------------
 TCW            MSDW Select    $90.4 million   Advisor fee     Sub-Advisor
                Dimensions                     is 0.625% of
                Investment                     assets not
                Series -- The                  exceeding
                Mid-Cap                        $500 million;
                Growth                         0.60% of
                Portfolio                      assets
                                               thereafter.
                                               TCW receives
                                               0.40% of
                                               these fees
-------------------------------------------------------------------------------

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
                OTHER FUND(S)                 FEE RATE         RELATIONSHIP TO
                    WITH       NET ASSETS OF  (AS A %            OTHER FUND
ADVISOR OR         SIMILAR     OTHER FUND AT  OF AVERAGE         (ADVISOR OR
SUB-ADVISOR      OBJECTIVES    MAY 31, 2001   NET ASSETS)(3)    SUB-ADVISOR)
-------------------------------------------------------------------------------
 Newport        Liberty        $49.5 million  0.90%            Advisor
                Newport Japan
                Opportunities
                Fund
-------------------------------------------------------------------------------

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

-------------------------------------------------------------------------------
                                                              ADVISOR'S
ADVISOR,        OTHER FUND(S)                  FEE RATE       RELATIONSHIP TO
SUB-ADVISOR     WITH           NET ASSETS OF   (AS A %        OTHER FUND
OR PORTFOLIO    SIMILAR        OTHER FUNDS AT  OF AVERAGE     (ADVISOR OR
MANAGER         OBJECTIVES     MAY 31, 2001    NET ASSETS)    SUB-ADVISOR)
-------------------------------------------------------------------------------
 SSgA FM        Ameritas       $172 million    0.05%           Sub-Advisor
                Index 500
-------------------------------------------------------------------------------
 SSgA FM        Citistreet     $145 million    0.05% of the    Sub-Advisor
                Large Company                  first $50
                Stock Fund                     million;
                                               0.04% of the
                                               next $50
                                               million;
                                               0.02%
                                               thereafter;
                                               minimum
                                               annual fee is
                                               the lesser of
                                               $50,000 or
                                               0.45% of
                                               assets
-------------------------------------------------------------------------------
 SSgA FM        John Hancock   $547 million    0.05% of the    Sub-Advisor
                Variable                       first $50
                Series Trust                   million;
                Equity Index                   0.04% of the
                Fund                           next $50
                                               million;
                                               0.02% of the
                                               next $200
                                               million;
                                               0.01%
                                               thereafter
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              ADVISOR'S
ADVISOR,        OTHER FUND(S)                  FEE RATE       RELATIONSHIP TO
SUB-ADVISOR     WITH           NET ASSETS OF   (AS A %        OTHER FUND
OR PORTFOLIO    SIMILAR        OTHER FUNDS AT  OF AVERAGE     (ADVISOR OR
MANAGER         OBJECTIVES     MAY 31, 2001    NET ASSETS)    SUB-ADVISOR)
-------------------------------------------------------------------------------
 SSgA FM        Delaware S&P   $32 million     0.05% of the    Sub-Advisor
                500 Index                      first $50
                Fund                           million;
                                               0.04% of the
                                               next $50
                                               million;
                                               0.02%
                                               thereafter;
                                               $50,000
                                               annual
                                               minimum
-------------------------------------------------------------------------------
 SSgA FM        Franklin S&P   $55 million     0.05% of the    Sub-Advisor
                500 Index                      first $50
                Fund                           million;
                                               0.04% of the
                                               next $50
                                               million;
                                               0.02%
                                               thereafter
-------------------------------------------------------------------------------
 SSgA FM        GE Funds S&P   $28 million     0.05% of the    Sub-Advisor
                500 Index                      first $100
                Fund                           million;
                                               0.04% of the
                                               next $200
                                               million;
                                               0.03%
                                               thereafter
-------------------------------------------------------------------------------
 SSgA FM        GE             $88 million     0.05% of the    Sub-Advisor
                Institutional                  first $100
                Funds S&P 500                  million;
                Index Fund                     0.04% of the
                                               next $200
                                               million;
                                               0.03%
                                               thereafter
-------------------------------------------------------------------------------
 SSgA FM        GE             $707 million    0.05% of the    Sub-Advisor
                Investments                    first $100
                Funds S&P 500                  million;
                Index Fund                     0.04% of the
                                               next $200
                                               million;
                                               0.03%
                                               thereafter
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              ADVISOR'S
ADVISOR,        OTHER FUND(S)                  FEE RATE       RELATIONSHIP TO
SUB-ADVISOR     WITH           NET ASSETS OF   (AS A %        OTHER FUND
OR PORTFOLIO    SIMILAR        OTHER FUNDS AT  OF AVERAGE     (ADVISOR OR
MANAGER         OBJECTIVES     MAY 31, 2001    NET ASSETS)    SUB-ADVISOR)
-------------------------------------------------------------------------------
 SSgA FM        SSgA S&P 500   $2.6 billion    Invested in     Advisor
                Index Fund                     the State
                                               Street Equity
                                               500 Index
                                               Portfolio
                                               Master Fund
-------------------------------------------------------------------------------
 SSgA FM        State Street   $3 billion      0.045%          Sub-Advisor
                Equity 500
                Index
                Portfolio*
-------------------------------------------------------------------------------
 SSgA FM        Market Street  $353 million    0.025% of the   Sub-Advisor
                Equity 500                     first $200
                Index                          million;
                Portfolio                      0.020% of the
                                               next $500
                                               million;
                                               0.015%
                                               thereafter
-------------------------------------------------------------------------------
 SSgA FM        Sage Life      $4.9 million    0.05% of the    Sub-Advisor
                Investment                     first $50
                Trust S&P 500                  million;
                Equity Index                   0.04% of the
                Fund                           next $50
                                               million;
                                               0.02%
                                               thereafter;
                                               $50,000
                                               annual
                                               minimum
-------------------------------------------------------------------------------

*Master Feeder Structure -- includes SSgA S&P 500 Index Fund

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                             ADVISOR'S
                OTHER FUND(S)                 FEE RATE       RELATIONSHIP TO
                WITH           NET ASSETS OF  (AS A %        OTHER FUND
ADVISOR OR      SIMILAR        OTHER FUND AT  OF AVERAGE     (ADVISOR OR
SUB-ADVISOR     OBJECTIVES     MAY 31, 2001   NET ASSETS)    SUB-ADVISOR)
------------------------------------------------------------------------------
 Colonial       Liberty        $1.3 billion   0.70%           Advisor
                Select Value
                Fund
------------------------------------------------------------------------------

NEWPORT TIGER FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                             ADVISOR'S
                OTHER FUND(S)                 FEE RATE       RELATIONSHIP TO
                WITH           NET ASSETS OF  (AS A %        OTHER FUND
ADVISOR OR      SIMILAR        OTHER FUND AT  OF AVERAGE     (ADVISOR OR
SUB-ADVISOR     OBJECTIVES     MAY 31, 2001   NET ASSETS)    SUB-ADVISOR)
------------------------------------------------------------------------------
 Newport        Liberty        $676.7         1.00%; 0.75%    Advisor
                Newport Tiger  million        over $100
                Fund                          million;
                                              0.70% over
                                              $1.5 billion;
                                              0.65% over
                                              $2.5 billion
------------------------------------------------------------------------------

RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                             ADVISOR'S
ADVISOR,        OTHER FUND(S)                 FEE RATE       RELATIONSHIP TO
SUB-ADVISOR     WITH           NET ASSETS OF  (AS A %        OTHER FUND
OR PORTFOLIO    SIMILAR        OTHER FUND AT  OF AVERAGE     (ADVISOR OR
MANAGER         OBJECTIVES     MAY 31, 2001   NET ASSETS)    SUB-ADVISOR)
------------------------------------------------------------------------------
 Rydex          Rydex          $69.2 million  0.85%           Advisor
                Financials
                Series Trust
------------------------------------------------------------------------------

RYDEX HEALTH CARE FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                             ADVISOR'S
ADVISOR,        OTHER FUND(S)                 FEE RATE       RELATIONSHIP TO
SUB-ADVISOR     WITH           NET ASSETS OF  (AS A %        OTHER FUND
OR PORTFOLIO    SIMILAR        OTHER FUND AT  OF AVERAGE     (ADVISOR OR
MANAGER         OBJECTIVES     MAY 31, 2001   NET ASSETS)    SUB-ADVISOR)
------------------------------------------------------------------------------
 Rydex          Rydex          $65.9 million  0.85%           Advisor
                Healthcare
                Series Trust
------------------------------------------------------------------------------

SRVIT FUNDS

STEIN ROE BALANCED FUND, VARIABLE SERIES

------------------------------------------------------------------------------
                                                             ADVISOR'S
                OTHER FUND(S)                 FEE RATE       RELATIONSHIP TO
                    WITH       NET ASSETS OF  (AS OF %       OTHER FUND
ADVISOR OR         SIMILAR     OTHER FUND AT  OF AVERAGE     (ADVISOR OR
SUB-ADVISOR      OBJECTIVES    MAY 31, 2001   NET ASSETS)    SUB-ADVISOR)
------------------------------------------------------------------------------
 Stein Roe      Stein Roe      $194.7         0.55%[as a      Advisor
                Balanced Fund  million        feeder fund
                                              of SR&F
                                              Balanced
                                              Portfolio]
------------------------------------------------------------------------------

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
                OTHER FUND(S)                    FEE RATE      RELATIONSHIP TO
                    WITH       NET ASSETS OF      (AS A %        OTHER FUND
                   SIMILAR     OTHER FUNDS AT   OF AVERAGE       (ADVISOR OR
ADVISOR          OBJECTIVES     MAY 31, 2001    NET ASSETS)     SUB-ADVISOR)
-------------------------------------------------------------------------------
 Stein Roe      Liberty        $946 million    0.54%           Advisor
                Growth Stock
                Fund
-------------------------------------------------------------------------------
 Stein Roe      Stein Roe      $749.2 million  0.54%           Advisor
                Growth Stock
                Fund
-------------------------------------------------------------------------------

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
                OTHER FUND(S)                    FEE RATE      RELATIONSHIP TO
                    WITH       NET ASSETS OF      (AS A %        OTHER FUND
                   SIMILAR     OTHER FUNDS AT   OF AVERAGE       (ADVISOR OR
ADVISOR          OBJECTIVES     MAY 31, 2001    NET ASSETS)     SUB-ADVISOR)
-------------------------------------------------------------------------------
 Stein Roe      Stein Roe      $424.9 million  0.25% up to     Advisor
                Cash Reserves                  $500 million;
                Fund                           0.225% on
                                               next $500
                                               million;
                                               0.200%
                                               thereafter
                                               [as a feeder
                                               fund of SR&F
                                               Cash Reserves
                                               Portfolio]
-------------------------------------------------------------------------------
 Stein Roe      Liberty Money  $264.4 million  0.25% up to     Advisor
                Market Fund                    $500 million;
                                               0.225% on
                                               next $500
                                               million;
                                               0.200%
                                               thereafter
                                               [as a feeder
                                               fund of SR&F
                                               Cash Reserves
                                               Portfolio]
-------------------------------------------------------------------------------

STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

-------------------------------------------------------------------------------
                                                                  ADVISOR'S
                OTHER FUND(S)                    FEE RATE      RELATIONSHIP TO
                    WITH       NET ASSETS OF     (AS A %         OTHER FUND
                   SIMILAR     OTHER FUND AT    OF AVERAGE       (ADVISOR OR
ADVISOR          OBJECTIVES    MAY 31, 2001   NET ASSETS)(4)    SUB-ADVISOR)
-------------------------------------------------------------------------------
 Stein Roe      Stein Roe      $26.2 million  0.85%            Advisor
                Small Company
                Growth Fund
-------------------------------------------------------------------------------

(1)The Colonial International Horizons Fund, Variable Series' advisor has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses, incurred by the Fund in excess of 1.15% of average daily net asset value per annum.

(2) Effective November 1, 1998, voluntary reduction from 0.70% to 0.60% on assets over $1 billion.

(3) The Liberty Newport Japan Opportunities Fund's investment advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.75%. This arrangement may be modified or terminated by the advisor or administrator at any time.

(4) The Stein Roe Small Company Growth Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50%. This arrangement may be modified or terminated by the advisor at any time.

                                                                      APPENDIX D

                              BROKERAGE PRACTICES

The following is a summary of the brokerage practices of the Advisors, Sub-Advisors and Portfolio Managers:

LIBERTY VARIABLE INVESTMENT TRUST

PORTFOLIO TRANSACTIONS

The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

Each of Colonial, Stein Roe, Newport, Crabbe Huson, Rydex, State Street and each of LAMCO's Portfolio Managers, (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of Colonial

International Fund for Growth Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series, Rydex Health Care Fund, Variable Series and Liberty All-Star Equity Fund, Variable Series, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

Certain of the other accounts of any of the Advisors may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

ADDITIONAL MATTERS PERTAINING TO RYDEX HEALTH CARE FUND, VARIABLE SERIES. The Rydex Health Care Fund, Variable Series may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

ADDITIONAL MATTERS PERTAINING TO COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES, COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES, COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES AND STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES. The portfolio managers for the Colonial International Fund for Growth, Variable Series and the Colonial International Horizons Fund, Variable Series are Charles R. Roberts, Michael Ellis and Deborah Snee and for the Colonial Global Equity Fund, Variable Series are Charles R. Roberts and Erik P. Gustafson and Stein Roe Global Utilities Fund, Variable Series are Charles R. Roberts and Scott Schermerhorn, all of whom are jointly employed by Newport, Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of Liberty Financial). The Funds and the other accounts advised by these managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Funds and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable

Series) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series) in proportion to the amounts desired to be purchased or sold by each.

Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series are concerned, Colonial and Stein Roe believe that in most cases these practices should produce better executions. It is the opinion of Colonial and Stein Roe that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

Portfolio transactions on behalf of the Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Funds or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Funds will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series, Stein Roe in its management of Stein Roe Global Utilities Fund, Variable Series or other accounts over which Colonial or Stein Roe exercises investment discretion.

ADDITIONAL MATTERS PERTAINING TO LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the

Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to Liberty All-Star Equity Fund, Variable Series or other accounts managed by LAMCO (collectively with Liberty All-Star Equity Fund, Variable Series, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.

LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the Liberty All-Star Equity Fund, Variable Series portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

ADDITIONAL MATTERS PERTAINING TO CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, Crabbe Huson may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for the Fund.

Crabbe Huson places the transactions of the Fund with broker-dealers selected by Crabbe Huson and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Fund from time to time also executes portfolio transactions with such broker-dealers acting as principals. The Fund does not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is Crabbe Huson's policy generally to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Fund may be executed by broker-dealers who also provide research services (as defined below) to Crabbe Huson and the Fund. Crabbe Huson may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by Crabbe Huson, they tend to reduce Crabbe Huson's expenses. In Crabbe Huson's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized Crabbe Huson to cause the Fund to pay a broker-dealer which provides brokerage and research services to Crabbe

Huson an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Crabbe Huson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Crabbe Huson's overall responsibilities to the Fund and all its other clients.

The Trustees have authorized Crabbe Huson to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

STEIN ROE VARIABLE INVESTMENT TRUST

PORTFOLIO TRANSACTIONS [APPLIES TO ALL FUNDS EXCEPT THE PORTION OF THE ASSETS OF STEIN ROE BALANCED FUND, VARIABLE SERIES MANAGED BY NORDEA SECURITIES, INC.]

Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Stein Roe and its affiliate Colonial maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable.

It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction.

Stein Roe places certain trades for the Funds through its affiliate AlphaTrade Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE

SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

              INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED
                             BY BROKERS AND DEALERS

Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include: (1) database services; (2) quotation, trading and news systems; (3) economic data and forecasting tools; (4) quantitative and technical analysis tools; (5) fundamental industry analysis; (6) fixed income security analysis; and (7) other specialized products, such as specialized economic consulting analyses.

Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. Stein Roe attempts to direct trades to each firm to meet these targets.

However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product.

In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this Proxy Statement, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

As stated above, Stein Roe's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Conduct Rules of the National Association of Securities Dealers, Inc., Stein Roe may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of net price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. Except as described in the next following sentence, neither the Trust nor any Fund nor Stein Roe has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind Stein Roe, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. Stein Roe has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of Stein Roe pursuant to which Stein Roe pays the sponsor from Stein Roe's fee for managing the Funds an amount in respect of each Fund's assets allocable to that Fund's shares held in separate accounts of such unaffiliated Participating Insurance Companies in respect of VA contracts issued by such entities and sold through such arrangements. Stein Roe does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

In light of the fact that Stein Roe may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

Because Stein Roe's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Conduct of the National Association of Securities Dealers, Inc.

The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Stein Roe with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of some portfolio securities directly with the issuers.

With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Stein Roe may also consider the part, if any, played by the broker or dealer in bringing the security involved to Stein Roe's attention, including investment research related to the security and provided to the Fund.

ADDITIONAL MATTERS PERTAINING TO THE PORTION OF THE ASSETS OF STEIN ROE BALANCED FUND, VARIABLE SERIES MANAGED BY NORDEA SECURITIES, INC.] Transactions on stock exchanges and other agency transactions for the accounts of the Funds involve the payment by the Funds of negotiated brokerage commissions. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Funds, Nordea selects brokers or dealers to execute securities purchases and sales for the Funds' accounts. Nordea selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction.

Nordea's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Nordea's expenses. Such services may be used by Nordea in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

Nordea may cause a Fund to pay a broker-dealer that provides brokerage and research services to Nordea an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Nordea must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Nordea's overall responsibilities to the Fund and its other clients. Nordea's authority to such a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Nordea, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

                                                                      APPENDIX E

           COMPENSATION PAID BY A FUND TO THE ADVISOR AND AFFILIATES
                        FOR EACH FUND'S LAST FISCAL YEAR

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NET
                                                                                       TRANSFER         NET             NET
                                                                                      AGENCY AND     FEES FOR      DISTRIBUTION
                                                                                     SHAREHOLDER    PRICING AND   AND SHAREHOLDER
                                                         NET             NET          SERVICING     BOOKKEEPING      SERVICING
                                                       ADVISORY     ADMINISTRATIVE       FEES        SERVICES         (12B-1)
                                                       FEE PAID      FEES PAID TO      PAID TO        PAID TO      FEES PAID TO
                                                          TO          ADVISORS'       ADVISORS'      ADVISORS'       ADVISORS'
NAME OF FUND                                          ADVISOR(1)      AFFILIATES      AFFILIATES    AFFILIATES     AFFILIATES(2)
---------------------------------------------------------------------------------------------------------------------------------

 Colonial Global Equity Fund, Variable Series         $  40,690        $      0         $7,500        $27,000         $23,603
---------------------------------------------------------------------------------------------------------------------------------

 Colonial High Yield Securities Fund, Variable
 Series                                                 100,988               0          7,500         27,000               0
---------------------------------------------------------------------------------------------------------------------------------

 Colonial International Fund for Growth, Variable
 Series                                                 642,065               0          7,500         34,377               1
---------------------------------------------------------------------------------------------------------------------------------

 Colonial International Horizons Fund, Variable
 Series                                                  58,977               0          7,500         27,000          27,493
---------------------------------------------------------------------------------------------------------------------------------

 Colonial Small Cap Value Fund, Variable Series               0               0          7,500         27,000               0
---------------------------------------------------------------------------------------------------------------------------------

 Colonial Strategic Income Fund, Variable Series      1,028,637               0          7,500         64,709           1,777
---------------------------------------------------------------------------------------------------------------------------------

 Colonial U.S. Growth & Income Fund, Variable Series  1,645,625               0          7,500         86,096             982
---------------------------------------------------------------------------------------------------------------------------------

 Crabbe Huson Real Estate Investment Fund,
 Variable Series                                              0               0          7,500         27,000           7,607
---------------------------------------------------------------------------------------------------------------------------------

 Liberty All-Star Equity Fund, Variable Series          525,572               0          7,500         33,902               0
---------------------------------------------------------------------------------------------------------------------------------

 Liberty Newport Japan Opportunities Fund,
 Variable Series                                              0               0          4,508         16,229               0
---------------------------------------------------------------------------------------------------------------------------------

 Liberty S&P 500 Index Fund, Variable Series              1,168               0          4,508         16,229               0
---------------------------------------------------------------------------------------------------------------------------------

 Liberty Select Value Fund, Variable Series                   0               0          4,508         16,229               0
---------------------------------------------------------------------------------------------------------------------------------

 Liberty Value Fund, Variable Series                  1,217,773               0          7,500         74,890             250
---------------------------------------------------------------------------------------------------------------------------------

 Newport Tiger Fund, Variable Series                    446,975               0          7,500         27,000             658
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------  ----------------------------------
                                                             NET
                                                          BROKERAGE       PERCENTAGE OF
                                                       COMMISSIONS ON      FUND'S TOTAL
                                                      FUND'S PORTFOLIO      BROKERAGE
                                                        TRANSACTIONS       COMMISSIONS
                                                           PAID TO           PAID TO
                                                          ADVISORS'         ADVISORS'
                                                          BROKERAGE         BROKERAGE
NAME OF FUND                                             AFFILIATES         AFFILIATES
----------------------------------------------------  ----------------------------------
 Colonial Global Equity Fund, Variable Series             $      0               0%
-------------------------------------------------------------------------------------------------------
 Colonial High Yield Securities Fund, Variable
 Series                                                          0               0
-----------------------------------------------------------------------------------------------------------------------
 Colonial International Fund for Growth, Variable
 Series                                                          0               0
---------------------------------------------------------------------------------------------------------------------------------
 Colonial International Horizons Fund, Variable
 Series                                                          0               0
---------------------------------------------------------------------------------------------------------------------------------
 Colonial Small Cap Value Fund, Variable Series              2,662              13
---------------------------------------------------------------------------------------------------------------------------------
 Colonial Strategic Income Fund, Variable Series                 0               0
---------------------------------------------------------------------------------------------------------------------------------
 Colonial U.S. Growth & Income Fund, Variable Series        35,234               8
---------------------------------------------------------------------------------------------------------------------------------
 Crabbe Huson Real Estate Investment Fund,
 Variable Series                                                 0               0
---------------------------------------------------------------------------------------------------------------------------------
 Liberty All-Star Equity Fund, Variable Series                   0               0
---------------------------------------------------------------------------------------------------------------------------------
 Liberty Newport Japan Opportunities Fund,
 Variable Series                                                 0               0
---------------------------------------------------------------------------------------------------------------------------------
 Liberty S&P 500 Index Fund, Variable Series                     0               0
---------------------------------------------------------------------------------------------------------------------------------
 Liberty Select Value Fund, Variable Series                    880              17
---------------------------------------------------------------------------------------------------------------------------------
 Liberty Value Fund, Variable Series                       111,189              24
---------------------------------------------------------------------------------------------------------------------------------
 Newport Tiger Fund, Variable Series                             0               0
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NET
                                                                                       TRANSFER         NET             NET
                                                                                      AGENCY AND     FEES FOR      DISTRIBUTION
                                                                                     SHAREHOLDER    PRICING AND   AND SHAREHOLDER
                                                         NET             NET          SERVICING     BOOKKEEPING      SERVICING
                                                       ADVISORY     ADMINISTRATIVE       FEES        SERVICES         (12B-1)
                                                       FEE PAID      FEES PAID TO      PAID TO        PAID TO      FEES PAID TO
                                                          TO          ADVISORS'       ADVISORS'      ADVISORS'       ADVISORS'
NAME OF FUND                                          ADVISOR(1)      AFFILIATES      AFFILIATES    AFFILIATES     AFFILIATES(2)
---------------------------------------------------------------------------------------------------------------------------------
 Rydex Financial Services Fund, Variable Series       $       0        $      0         $4,375        $15,750         $     0
---------------------------------------------------------------------------------------------------------------------------------

 Rydex Health Care Fund, Variable Series                      0               0          4,375         16,229               0
---------------------------------------------------------------------------------------------------------------------------------

 Stein Roe Global Utilities Fund, Variable Series       720,174               0          7,500         50,009               2
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

 Liberty Federal Securities Fund, Variable Series       421,467         158,050          7,500         26,318           3,720
---------------------------------------------------------------------------------------------------------------------------------

 Stein Roe Balanced Fund, Variable Series             1,856,618         618,873          7,500         34,130           7,248
---------------------------------------------------------------------------------------------------------------------------------

 Stein Roe Growth Stock Fund, Variable Series         2,264,063         679,219          7,500         35,135          12,970
---------------------------------------------------------------------------------------------------------------------------------

 Stein Roe Money Market Fund, Variable Series           626,629         268,555          7,500         28,291               0
---------------------------------------------------------------------------------------------------------------------------------

 Stein Roe Small Company Growth Fund,
 Variable Series                                        697,628         209,289          7,500         27,303               2
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------  ----------------------------------
                                                             NET
                                                          BROKERAGE       PERCENTAGE OF
                                                       COMMISSIONS ON      FUND'S TOTAL
                                                      FUND'S PORTFOLIO      BROKERAGE
                                                        TRANSACTIONS       COMMISSIONS
                                                           PAID TO           PAID TO
                                                          ADVISORS'         ADVISORS'
                                                          BROKERAGE         BROKERAGE
NAME OF FUND                                             AFFILIATES         AFFILIATES
----------------------------------------------------  ----------------------------------
 Rydex Financial Services Fund, Variable Series           $      0               0%
---------------------------------------------------------------------------------------------------------------------------------
 Rydex Health Care Fund, Variable Series                         0               0
---------------------------------------------------------------------------------------------------------------------------------
 Stein Roe Global Utilities Fund, Variable Series            2,483               1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Liberty Federal Securities Fund, Variable Series                0               0
---------------------------------------------------------------------------------------------------------------------------------
 Stein Roe Balanced Fund, Variable Series                    7,667               3
---------------------------------------------------------------------------------------------------------------------------------
 Stein Roe Growth Stock Fund, Variable Series               11,364               2
---------------------------------------------------------------------------------------------------------------------------------
 Stein Roe Money Market Fund, Variable Series                    0               0
---------------------------------------------------------------------------------------------------------------------------------
 Stein Roe Small Company Growth Fund,
 Variable Series                                               630               0
---------------------------------------------------------------------------------------------------------------------------------

(1) For the fiscal year ended December 31, 2000, LASC reimbursed $15,896 of its advisory fee for Liberty All-Star Equity Fund, Variable Series; $53,931 of its advisory fee and assumed additional expenses of $1,498 for Colonial Small Cap Value Fund, Variable Series; $11,685 of its advisory fee for Colonial High Yield Securities Fund, Variable Series; $30,938 of its advisory fee and assumed additional expenses of $20,295 for Crabbe Huson Real Estate Investment Fund, Variable Series; $48,980 of its advisory fee for Colonial Global Equity Fund, Variable Series; $42,341 of its advisory fee for Colonial International Horizons Fund, Variable Series; $17,830 of its advisory fee for Liberty S&P 500 Index Fund, Variable Series; $10,940 of its advisory fee and assumed additional expenses of $17,476 for Rydex Health Care Fund, Variable Series; $8,024 of its advisory fee and assumed additional expenses of $19,923 for Rydex Financial Services Fund, Variable Series; $11,300 of its advisory fee and assumed additional expenses of $10,229 for Liberty Select Value Fund, Variable Series; $17,254 of its advisory fee and assumed additional expenses of $21,118 for Liberty Newport Japan Opportunities Fund, Variable Series.

(2) For the fiscal year ended December 31, 2000, Liberty Funds Distributor, Inc. waived $1,142 of its distribution fee for Colonial U.S. Growth & Income Fund, Variable Series; $229 of its distribution fee for Colonial Strategic Income Fund, Variable Series; $45 of its distribution fee for Liberty Value Fund, Variable Series; $1,496 of its distribution fee for Liberty All-Star Equity Fund, Variable Series; $1,641 of its distribution fee for Colonial Small Cap Value Fund, Variable Series; $797 of its distribution fee for Colonial High Yield Securities Fund, Variable Series; $11,552 of its distribution fee for Liberty S&P 500 Index Fund, Variable Series; $2,518 of its distribution fee for Rydex Health Care Fund, Variable Series; $2,157 of its distribution fee for Rydex Financial Services Fund, Variable Series; $3,798 of its distribution fee for Liberty Select Value Fund, Variable Series; $3,222 of its distribution fee for Liberty Newport Japan Opportunities Fund, Variable Series and $1,228 of its distribution fee for Stein Roe Balanced Fund, Variable Series.

                                                                      APPENDIX F

                    SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 16, 2001 was as follows:

                                    NUMBER OF SHARES OUTSTANDING AND
NAME OF FUND                           ENTITLED TO VOTE PER CLASS
------------                        ---------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Global Equity Fund,        Class A                    97.087
  Variable Series                   Class B               975,599.166
Colonial High Yield Securities
  Fund,                             Class A             2,533,570.921
  Variable Series                   Class B               795,693.988
Colonial International Fund for     Class A            30,307,992.738
  Growth, Variable Series           Class B                   487.017
Colonial International Horizons
  Fund,                             Class A                    95.969
  Variable Series                   Class B             1,166,689.862
Colonial Small Cap Value Fund,      Class A               759,937.449
  Variable Series                   Class B               588,736.525
Colonial Strategic Income Fund,     Class A            13,833,184.944
  Variable Series                   Class B             1,336,064.497
Colonial U.S. Growth & Income
  Fund,                             Class A            10,587,215.050
  Variable Series                   Class B               812,328.785
Crabbe Huson Real Estate
  Investment                        Class A                   117.953
  Fund, Variable Series             Class B               478,264.423
Liberty All-Star Equity Fund,       Class A             5,186,690.439
  Variable Series                   Class B               394,728.483
Liberty Newport Japan
  Opportunities,                    Class A                 8,333.333
  Variable Series                   Class B               209,380.839
Liberty S&P 500 Index Fund,         Class A                 8,373.573
  Variable Series                   Class B             2,168,632.674
Liberty Select Value Fund,          Class A                 8,412.187
  Variable Series                   Class B               712,340.371
Liberty Value Fund, Variable
  Series                            Class A            11,528,261.973
                                    Class B               343,818.306
Newport Tiger Fund, Variable
  Series                            Class A            19,169,943.745
                                    Class B               482,092.270
Rydex Financial Services Fund,      Class A                 8,399.562
  Variable Series                   Class B               293,865.405
Rydex Health Care Fund,             Class A                 8,333.333
  Variable Series                   Class B               445,681.452

                                    NUMBER OF SHARES OUTSTANDING AND
NAME OF FUND                           ENTITLED TO VOTE PER CLASS
------------                        ---------------------------------
Stein Roe Global Utilities Fund,    Class A             5,915,027.036
  Variable Series                   Class B                    72.624

STEINROE VARIABLE INVESTMENT TRUST
Liberty Federal Securities Fund,    Class A            10,101,843.428
  Variable Series                   Class B             2,546,977.171
Stein Roe Balanced Fund,            Class A            22,391,292.627
  Variable Series                   Class B             2,629,937.803
Stein Roe Growth Stock Fund,        Class A             8,979,383.778
  Variable Series                   Class B             1,024,967.458
Stein Roe Money Market Fund,
  Variable Series                   Class A           252,982,431.529
Stein Roe Small Company Growth      Class A             9,554,632.630
  Fund, Variable Series             Class B                    98.010

OWNERSHIP OF SHARES

All of the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies or by the general account of Keyport. At all meetings of shareholders of the Funds, each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account). As of July 16, 2001, to the knowledge of the Funds, there were no holders of record of variable annuity contracts or variable life insurance policies who beneficially had the right to vote 5% or more of the outstanding shares of a Fund. Each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts.

As of July 16, 2001, the Trusts believe that the Trustees and officers of the Trusts, as a group, owned less than one percent of each class of shares of the Funds and of the Trusts as a whole. As of record on July 16, 2001, the following persons were known to own of record or beneficially 5% or more of one or more of each class of the following Funds' then outstanding shares:

LVIT FUNDS

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES
CLASS A
Colonial Management
  Associates, Inc.......             97.087              100.00%
  One Financial Center
  Boston, Massachusetts
  02111
CLASS B
Keyport Benefit Life
  Insurance Company.....         98,443.450               10.09%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        375,061.620               38.44%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        502,094.096               51.47%(*)
  125 High Street
  Boston, Massachusetts
  02110
COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES
CLASS A
Keyport Benefit Life
  Insurance Company.....        270,542.864               10.68%
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
Keyport Life Insurance
  Company...............      1,625,164.573               64.15%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        618,882.019               24.43%
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Benefit Life
  Insurance Company.....        150,503.999               18.92%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        645,062.496               81.07%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES
CLASS A
Keyport Life Insurance
  Company...............     22,616,154.852               74.62%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      5,208,657.397               17.19%
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Colonial Management
  Associates, Inc.......            487.017              100.00%
  One Financial Center
  Boston, Massachusetts
  02111

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES
CLASS A
Colonial Management
  Associates, Inc.......             95.969              100.00%
  One Financial Center
  Boston, Massachusetts
  02111
CLASS B
Keyport Benefit Life
  Insurance Company.....         82,287.603                7.05%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        680,691.621               58.34%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        403,710.638               34.60%(*)
  125 High Street
  Boston, Massachusetts
  02110
COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
CLASS A
Keyport Benefit Life
  Insurance Company.....         80,012.260               10.53%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        455,542.676               59.95%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        204,406.808               26.90%
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
CLASS B
Keyport Benefit Life
  Insurance Company.....         89,105.282               15.14%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        499,519.346               84.85%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
CLASS A
Keyport Benefit Life
  Insurance Company.....        997,545.609                7.21%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      9,145,590.063               66.11%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      2,767,207.530               20.00%
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Benefit Life
  Insurance Company.....        187,867.114               14.06%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      1,148,088.325               85.93%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES
CLASS A
Keyport Benefit Life
  Insurance Company.....        708,872.710                6.70%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      6,321,112.776               59.71%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      2,494,227.702               23.56%
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Benefit Life
  Insurance Company.....        137,109.788               16.88%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        675,161.445               83.11%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES
CLASS A
Colonial Management
  Associates, Inc.......            117.953              100.00%
  One Financial Center
  Boston, Massachusetts
  02111
CLASS B
Keyport Benefit Life
  Insurance Company.....         40,372.450                8.44%
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
Keyport Life Insurance
  Company...............        219,649.859               45.93%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        218,242.114               45.63%(*)
  125 High Street
  Boston, Massachusetts
  02110
LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
CLASS A
Keyport Benefit Life
  Insurance Company.....        424,599.722                8.19%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      4,593,031.633               88.55%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Life Insurance
  Company...............         47,016.079               11.91%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        347,627.996               88.07%
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES
CLASS A
Keyport Life Insurance
  Company...............          8,333.333              100.00%(*)
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
CLASS B
Keyport Life Insurance
  Company...............        200,000.000               95.52%(*)
  125 High Street
  Boston, Massachusetts
  02110
LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
CLASS A
Keyport Life Insurance
  Company...............          8,373.573              100.00%
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Benefit Life
  Insurance Company.....        291,237.157               13.43%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      1,467,088.692               67.65%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        410,306.825               18.92%
  125 High Street
  Boston, Massachusetts
  02110
LIBERTY SELECT VALUE FUND, VARIABLE SERVICES
CLASS A
Keyport Life Insurance
  Company...............          8,412.187              100.00%
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Benefit Life
  Insurance Company.....         45,123.525                6.34%
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
Keyport Life Insurance
  Company...............        507,385.279               71.23%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        159,831.567               22.44%
  125 High Street
  Boston, Massachusetts
  02110
LIBERTY VALUE FUND, VARIABLE SERIES
CLASS A
Keyport Benefit Life
  Insurance Company.....        700,947.239                6.08%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      6,327,720.217               54.89%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      3,726,015.085               32.32%(*)
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Life Insurance
  Company...............        311,408.574               90.57%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Benefit Life
  Insurance Company.....         32,335.656                9.41%
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
NEWPORT TIGER FUND, VARIABLE SERIES
CLASS A
Keyport Life Insurance
  Company...............      5,150,827.534               26.87%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      3,697,872.725               19.29%
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
Lincoln National Life...      3,407,461.471               17.78%
  P.O. Box 1110
  Fort Wayne, Indiana
  46801-1110
Keyport Life Insurance
  Company...............      5,358,459.749               27.95%(*)
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Benefit Life
  Insurance Company.....         30,698.668                6.37%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        450,946.989               93.54%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES
CLASS A
Keyport Life Insurance
  Company...............          8,399.562              100.00%(*)
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
CLASS B
Keyport Benefit Life
  Insurance Company.....         47,537.475               16.18%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        170,731.866               58.10%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............         75,596.061               25.73%(*)
  125 High Street
  Boston, Massachusetts
  02110
RYDEX HEALTH CARE FUND, VARIABLE SERIES
CLASS A
Keyport Life Insurance
  Company...............          8,333.333              100.00%
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Benefit Life
  Insurance Company.....         64,423.893               14.46%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............        306,257.559               68.72%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............         75,000.000               16.83%
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES
CLASS A
Keyport Benefit Life
  Insurance Company.....        419,186.049                7.09%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      3,192,420.975               53.97%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      1,989,538.666               33.64%(*)
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Colonial Management
  Associates, Inc.......             72.624              100.00%
  One Financial Center
  Boston, Massachusetts
  02111

SRVIT FUNDS
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
CLASS A
Independence Life and
  Annuity Company.......      1,872,613.441               18.54%
  695 George Washington
  Highway
  Lincoln, Rhode Island
  02865-4257
Keyport Life Insurance
  Company...............      4,900,052.073               48.51%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
Keyport Life Insurance
  Company...............      2,490,186.166               24.65%
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Life Insurance
  Company...............      2,184,641.035               85.77%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Benefit Life
  Insurance Company.....        362,228.140               14.22%
  125 High Street
  Boston, Massachusetts
  02110
STEIN ROE BALANCED FUND, VARIABLE SERIES
CLASS A
Independence Life and
  Annuity Company.......      1,891,180.460                8.45%
  695 George Washington
  Highway
  Lincoln, Rhode Island
  02865-4257
Keyport Life Insurance
  Company...............      9,078,033.068               40.54%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      9,221,163.723               41.18%(*)
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Life Insurance
  Company...............      2,326,017.551               88.44%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
Keyport Benefit Life
  Insurance Company.....        303,853.992               11.55%
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      3,365,271.011               37.48%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      3,508,979.788               39.08%(*)
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Keyport Life Insurance
  Company...............        848,534.107               82.79%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Benefit Life
  Insurance Company.....        176,409.550               17.21%
  125 High Street
  Boston, Massachusetts
  02110
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
CLASS A
Independence Life and
  Annuity Company.......      1,372,527.644               15.29%
  695 George Washington
  Highway
  Lincoln, Rhode Island
  02865-4257
STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
CLASS A
Keyport Life Insurance
  Company...............    164,892,087.169               65.18%(*)
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110

                           NUMBER OF SHARES     PERCENTAGE OF OUTSTANDING
FUND AND CLASS                   OWNED            SHARES OF CLASS OWNED
--------------            -------------------   -------------------------
Keyport Life Insurance
  Company...............     47,299,766.277               18.70%
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
Keyport Benefit Life
  Insurance Company.....     24,075,351.083                9.52%
  125 High Street
  Boston, Massachusetts
  02110
STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES FUNDS
CLASS A
Keyport Life Insurance
  Company...............      1,039,009.254               10.87%
  Variable Account A
  125 High Street
  Boston, Massachusetts
  02110
Keyport Life Insurance
  Company...............      7,398,695.165               77.44%(*)
  KMA Variable Account
  125 High Street
  Boston, Massachusetts
  02110
CLASS B
Colonial Management
  Associates, Inc.......             98.010              100.00%
  One Financial Center
  Boston, Massachusetts
  02111

(*) As of record on July 16, 2001, this Participating Insurance Company owned
    25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund

                                                                      APPENDIX G

                              TRUSTEE INFORMATION

The following table sets forth certain information about the Board of Trustees of Liberty Variable Investment Trust:

                                                         SHARES AND
                                                         PERCENT OF
                                                         EACH FUND
                                                        BENEFICIALLY
                                                          OWNED AT
NAME                   TRUSTEE   PRINCIPAL OCCUPATION     JULY 16,
(AGE)                   SINCE    AND DIRECTORSHIPS(1)       2001
-----                  -------   --------------------   ------------
Douglas A. Hacker       2000     Executive Vice            (2)
  (45)                           President and Chief
                                 Financial Officer of
                                 UAL, Inc. (airline)
                                 since July, 1999;
                                 Senior Vice President
                                 and Chief Financial
                                 Officer of UAL, Inc.
                                 prior thereto.
Janet Langford Kelly    2000     Executive Vice            (2)
  (43)                           President -- Corporate
                                 Development and
                                 Administration,
                                 General Counsel, and
                                 Secretary, Kellogg
                                 Company (food
                                 manufacturer) since
                                 September, 1999;
                                 Senior Vice
                                 President, Secretary
                                 and General Counsel,
                                 Sara Lee Corporation
                                 (branded, packaged,
                                 consumer-products
                                 manufacturer) prior
                                 thereto.

                                                         SHARES AND
                                                         PERCENT OF
                                                         EACH FUND
                                                        BENEFICIALLY
                                                          OWNED AT
NAME                   TRUSTEE   PRINCIPAL OCCUPATION     JULY 16,
(AGE)                   SINCE    AND DIRECTORSHIPS(1)       2001
-----                  -------   --------------------   ------------
Richard W. Lowry (65)   1995     Private Investor          (2)
                                 since August, 1987
                                 (formerly Chairman
                                 and Chief Executive
                                 Officer, U.S. Plywood
                                 Corporation (building
                                 products
                                 manufacturer)).
Salvatore Macera        1998     Private Investor          (2)
  (70)                           since 1981 (formerly
                                 Executive Vice
                                 President and
                                 Director of Itek
                                 Corporation
                                 (electronics) from
                                 1975 to 1981).

                                                         SHARES AND
                                                         PERCENT OF
                                                         EACH FUND
                                                        BENEFICIALLY
                                                          OWNED AT
NAME                   TRUSTEE   PRINCIPAL OCCUPATION     JULY 16,
(AGE)                   SINCE    AND DIRECTORSHIPS(1)       2001
-----                  -------   --------------------   ------------
William E. Mayer(3)     1994     Managing Partner,         (2)
  (61)                           Park Avenue Equity
                                 Partners (venture
                                 capital) since 1998
                                 (formerly Founding
                                 Partner, Development
                                 Capital LLC from
                                 November, 1996 to
                                 1998; Dean and
                                 Professor, College of
                                 Business and
                                 Management,
                                 University of
                                 Maryland from
                                 October, 1992 to
                                 November, 1996);
                                 Director: Lee
                                 Enterprises (print
                                 and on-line media);
                                 WR Hambrecht + Co
                                 (financial service
                                 provider); Systech
                                 Retail Systems
                                 (retail industry
                                 technology provider).
Charles R. Nelson       2000     Van Voorhis               (2)
  (58)                           Professor, Department
                                 of Economics,
                                 University of
                                 Washington;
                                 consultant on
                                 econometric and
                                 statistical matters.

                                                         SHARES AND
                                                         PERCENT OF
                                                         EACH FUND
                                                        BENEFICIALLY
                                                          OWNED AT
NAME                   TRUSTEE   PRINCIPAL OCCUPATION     JULY 16,
(AGE)                   SINCE    AND DIRECTORSHIPS(1)       2001
-----                  -------   --------------------   ------------
John J. Neuhauser       1985     Academic Vice             (2)
  (58)                           President and Dean of
                                 Faculties since
                                 August, 1999, Boston
                                 College (formerly
                                 Dean, Boston College
                                 School of Management
                                 from September, 1977
                                 to September, 1999);
                                 Director, Saucony,
                                 Inc. (athletic
                                 footwear).

                                                         SHARES AND
                                                         PERCENT OF
                                                         EACH FUND
                                                        BENEFICIALLY
                                                          OWNED AT
NAME                   TRUSTEE   PRINCIPAL OCCUPATION     JULY 16,
(AGE)                   SINCE    AND DIRECTORSHIPS(1)       2001
-----                  -------   --------------------   ------------
Joseph R. Palombo(4)    2000     Chief Operations          (2)
  (48)                           Officer of Mutual
                                 Funds, Liberty
                                 Financial since
                                 August, 2000;
                                 Executive Vice
                                 President and
                                 Director of Colonial
                                 since April, 1999;
                                 Executive Vice
                                 President and Chief
                                 Administrative
                                 Officer of LFG since
                                 April, 1999; Director
                                 of Stein Roe since
                                 September, 2000;
                                 Trustee and Chairman
                                 of the Board of Stein
                                 Roe Mutual Funds
                                 since October, 2000;
                                 Manager of Stein Roe
                                 Floating Rate Limited
                                 Liability Company
                                 since October, 2000
                                 (formerly Vice
                                 President of the
                                 Liberty Funds from
                                 April 1999 to August,
                                 2000; Chief Operating
                                 Officer, Putnam
                                 Mutual Funds from
                                 1994 to 1998).

                                                         SHARES AND
                                                         PERCENT OF
                                                         EACH FUND
                                                        BENEFICIALLY
                                                          OWNED AT
NAME                   TRUSTEE   PRINCIPAL OCCUPATION     JULY 16,
(AGE)                   SINCE    AND DIRECTORSHIPS(1)       2001
-----                  -------   --------------------   ------------
Thomas E. Stitzel       1998     Business Consultant       (2)
  (65)                           since 1999; (formerly
                                 Professor of Finance
                                 from 1975 to 1999 and
                                 Dean from 1977 to
                                 1991, College of
                                 Business, Boise State
                                 University);
                                 Chartered Financial
                                 Analyst.
Thomas C. Theobald      2000     Managing Director,        (2)
  (64)                           William Blair Capital
                                 Partners (private
                                 equity investing)
                                 since 1994; (formerly
                                 Chief Executive
                                 Officer and Chairman
                                 of the Board of
                                 Directors,
                                 Continental Bank
                                 Corporation);
                                 Director of Xerox
                                 Corporation (business
                                 products and
                                 services), Anixter
                                 International
                                 (network support
                                 equipment
                                 distributor), Jones
                                 Lang LaSalle (real
                                 estate management
                                 services) and MONY
                                 Group (life
                                 insurance).

                                                         SHARES AND
                                                         PERCENT OF
                                                         EACH FUND
                                                        BENEFICIALLY
                                                          OWNED AT
NAME                   TRUSTEE   PRINCIPAL OCCUPATION     JULY 16,
(AGE)                   SINCE    AND DIRECTORSHIPS(1)       2001
-----                  -------   --------------------   ------------
Anne-Lee Verville       1998     Chairman of the Board     (2)
  (56)                           of Directors, Enesco
                                 Group, Inc.
                                 (designer, importer
                                 and distributor of
                                 giftware and
                                 collectibles);
                                 Director,
                                 LearnSomething.com,
                                 Inc. (online
                                 educational products
                                 and services) since
                                 2000; author and
                                 speaker on
                                 educational systems
                                 needs; (formerly
                                 General Manager,
                                 Global Education
                                 Industry from 1994 to
                                 1997, and President,
                                 Applications
                                 Solutions Division
                                 from 1991 to 1994,
                                 IBM Corporation
                                 (global education and
                                 global
                                 applications)).

(1)Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2)On July 16, 2001, the Trustees and Officers of each Fund as a group beneficially owned less than 1% of the then outstanding shares of each Fund.

(3)Mr. Mayer is an "interested person," as defined in the Investment Company Act, because he is a Director of WR Hambrecht + Co. (a registered broker-dealer).

(4)Mr. Palombo is an "interested person," as defined in the Investment Company Act because he is an affiliate of each Fund's investment advisor and an employee of certain affiliates of the Advisors.

As of December 31, 2000, the Stein Roe Funds Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty -- Stein Roe Funds Income Trust, 1 series of Liberty -- Stein Roe Funds Trust, 4 series of Liberty -- Stein Roe Funds Municipal Trust, 12 series of Liberty -- Stein Roe Funds Investment Trust, 4 series of Liberty -- Stein Roe Advisor Trust, 5 series of SteinRoe Variable Investment Trust, and 12 portfolios of SR&F Base Trust (together, the "Stein Roe Funds Complex").

At December 31, 2000, the Liberty Funds Complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group -- Boston and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (together, the "Liberty Funds Complex").

On December 27, 2000, the Liberty Funds Complex and the Stein Roe Funds Complex were combined and reorganized into one fund complex. Effective on December 27, 2000, the Trustees listed above serve as Trustees for all the Funds in both the Liberty Funds Complex and the Stein Roe Funds Complex except for the SteinRoe Variable Investment Trust. The Trustees, except Ms. Kelly and Messrs. Hacker, Nelson and Theobald, listed above, began serving as Trustees for the SteinRoe Variable Investment Trust on April 5, 2001. Ms. Kelly and Messrs. Hacker, Nelson and Theobald served as Trustees for the SteinRoe Variable Investment Trust prior to April 5, 2001. The Trustees listed above, except Ms. Kelly and Messrs. Hacker, Nelson and Theobald, began serving as trustees for the SteinRoe Variable Investment Trust on April 5, 2001. Ms. Kelly and Messrs. Hacker, Nelson, and Theobald served as Trustees for the SteinRoe Variable Investment Trust prior to April 5, 2001.

                                                                      APPENDIX H

                              OFFICER INFORMATION

The following table sets forth certain information about the executive officers of Liberty Variable Investment Trust:

                                                              SHARES AND
                                                              PERCENT OF
                                                               EACH FUND
                      EXECUTIVE                              BENEFICIALLY
NAME                   OFFICER        OFFICE WITH FUND;        OWNED AT
(AGE)                   SINCE      PRINCIPAL OCCUPATION(1)   JULY 16, 2001
-----                 ---------    -----------------------   -------------
Stephen E. Gibson       1998      President of the Fund             (2)
(47)                              Complex since November
                                  1998; President of the
                                  Liberty Funds since June,
                                  1998; Chairman of the
                                  Board since July, 1998,
                                  Chief Executive Officer
                                  and President since
                                  December, 1996 and
                                  Director, since July,
                                  1996, of Colonial
                                  (formerly Executive Vice
                                  President from July, 1996
                                  to December, 1996);
                                  Director, Chief Executive
                                  Officer and President,
                                  LFG since December, 1998
                                  (formerly Director, Chief
                                  Executive Officer and
                                  President, The Colonial
                                  Group, Inc. (TCG) from
                                  December, 1996 to
                                  December, 1998);
                                  President since January,
                                  2000 and Director, since
                                  September, 2000, SR&F
                                  (formerly Vice Chairman
                                  from January, 2000 to
                                  September, 2000 and
                                  Assistant Chairman from
                                  August, 1998 to January,
                                  2000); Managing Director
                                  of Marketing, Putnam
                                  Investments prior
                                  thereto.

                                                              SHARES AND
                                                              PERCENT OF
                                                               EACH FUND
                      EXECUTIVE                              BENEFICIALLY
NAME                   OFFICER        OFFICE WITH FUND;        OWNED AT
(AGE)                   SINCE      PRINCIPAL OCCUPATION(1)   JULY 16, 2001
-----                 ---------    -----------------------   -------------
J. Kevin Connaughton    2000      Treasurer of the Liberty          (2)
(37)                              Funds Complex and of the
                                  Liberty All-Star Funds
                                  since December, 2000
                                  (formerly Controller of
                                  the Liberty Funds Complex
                                  and of the Liberty
                                  All-Star Funds from
                                  February, 1998 to
                                  October, 2000); Treasurer
                                  of the Stein Roe Funds
                                  Complex since February
                                  2001 (formerly Controller
                                  from May, 2000 to
                                  February, 2001) Vice
                                  President of Colonial
                                  since February, 1998
                                  (formerly Senior Tax
                                  Manager, Coopers &
                                  Lybrand, LLP from April,
                                  1996 to January, 1998;
                                  Vice President, 440
                                  Financial Group/First
                                  Data Investor Services
                                  Group from March, 1994 to
                                  April, 1996).

                                                              SHARES AND
                                                              PERCENT OF
                                                               EACH FUND
                      EXECUTIVE                              BENEFICIALLY
NAME                   OFFICER        OFFICE WITH FUND;        OWNED AT
(AGE)                   SINCE      PRINCIPAL OCCUPATION(1)   JULY 16, 2001
-----                 ---------    -----------------------   -------------
William J. Ballou       2000      Secretary of the Liberty          (2)
(36)                              Funds Complex and of the
                                  Liberty All-Star Funds
                                  since October, 2000
                                  (formerly Assistant
                                  Secretary from October,
                                  1997 to October, 2000);
                                  Secretary of the Stein
                                  Roe Funds Complex since
                                  February, 2001 (formerly
                                  Assistant Secretary from
                                  May, 2000 to February,
                                  2001); Senior Vice
                                  President of Colonial
                                  since April, 2001
                                  (formerly Vice President
                                  from October, 1997 to
                                  March, 2001); Senior
                                  Counsel of Colonial since
                                  April, 2000 (formerly
                                  Counsel from October,
                                  1997 to March, 2000);
                                  Assistant Secretary of
                                  Colonial since October,
                                  1997; Senior Vice
                                  President of LFG since
                                  April, 2001 (formerly
                                  Vice President and
                                  Counsel from October,
                                  1997 to March 2001);
                                  Senior Counsel of LFG
                                  since April, 2000 and
                                  Assistant Secretary since
                                  December, 1998 of LFG
                                  (formerly Associate
                                  Counsel, Massachusetts
                                  Financial Services
                                  Company from May, 1995 to
                                  September, 1997).

                                                              SHARES AND
                                                              PERCENT OF
                                                               EACH FUND
                      EXECUTIVE                              BENEFICIALLY
NAME                   OFFICER        OFFICE WITH FUND;        OWNED AT
(AGE)                   SINCE      PRINCIPAL OCCUPATION(1)   JULY 16, 2001
-----                 ---------    -----------------------   -------------
Kevin M. Carome         1999      Executive Vice President          (2)
(45)                              of Liberty Funds Complex
                                  and of the Liberty
                                  All-Star Funds since
                                  October, 2000; Executive
                                  Vice President of the
                                  Stein Roe Funds Complex
                                  since May, 1999 (formerly
                                  Vice President from
                                  April, 1998 to May, 1999,
                                  Assistant Secretary from
                                  April, 1998 to February,
                                  2000 and Secretary from
                                  February, 2000 to May,
                                  2000); Chief Legal
                                  Officer of Liberty
                                  Financial since August,
                                  2000; Senior Vice
                                  President, Legal since
                                  January, 1999 of LFG;
                                  Executive Vice President
                                  and Assistant Secretary
                                  of Stein Roe since
                                  January, 2001 (formerly
                                  General Counsel and
                                  Secretary of Stein Roe
                                  from January, 1998 to
                                  December, 1999);
                                  (formerly Vice President
                                  and Associate General
                                  Counsel of Liberty
                                  Financial from August,
                                  1993 to December, 1998).

                                                              SHARES AND
                                                              PERCENT OF
                                                               EACH FUND
                      EXECUTIVE                              BENEFICIALLY
NAME                   OFFICER        OFFICE WITH FUND;        OWNED AT
(AGE)                   SINCE      PRINCIPAL OCCUPATION(1)   JULY 16, 2001
-----                 ---------    -----------------------   -------------
Michelle G. Azrialy     2001      Controller of the Liberty         (2)
(32)                              Funds and of the Liberty
                                  All-Star Funds since May,
                                  2001; Vice President of
                                  LFG since March, 2001
                                  (formerly Assistant Vice
                                  President of Fund
                                  Administration from
                                  September, 2000 to
                                  February, 2001;
                                  Compliance Manager of
                                  Fund Administration from
                                  September, 1999 to
                                  August, 2000) (formerly
                                  Assistant Treasurer,
                                  Chase Global Fund
                                  Services -- Boston from
                                  August, 1996 to
                                  September, 1999; Senior
                                  Accountant,
                                  PricewaterhouseCoopers
                                  LLP from June, 1991 to
                                  July, 1994).

                                                              SHARES AND
                                                              PERCENT OF
                                                               EACH FUND
                      EXECUTIVE                              BENEFICIALLY
NAME                   OFFICER        OFFICE WITH FUND;        OWNED AT
(AGE)                   SINCE      PRINCIPAL OCCUPATION(1)   JULY 16, 2001
-----                 ---------    -----------------------   -------------
Vicki Benjamin          2001      Chief Accounting Officer          (2)
(39)                              of the Liberty Funds,
                                  Stein Roe Funds and
                                  Liberty All-Star Funds
                                  since June, 2001; Vice
                                  President of LFG since
                                  April, 2001 (formerly
                                  Vice President, Corporate
                                  Audit, State Street Bank
                                  and Trust Company from
                                  May, 1998 to April, 2001;
                                  Senior Audit Manager,
                                  Coopers & Lybrand from
                                  December, 1989 to May,
                                  1998).

---------------
(1)Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2)On July 16, 2001, the Trustees and officers of each Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

                                                                      APPENDIX I

                             TRUSTEES' COMPENSATION

In this Appendix, the following acronym codes will be used to identify each of the Funds:

---------------------------------------------------------------------------
CODE     FUND                         CODE     FUND
---------------------------------------------------------------------------
 CGEF     Colonial Global Equity       LVF      Liberty Value Fund,
          Fund, Variable Series                 Variable Series
---------------------------------------------------------------------------
 CHYSF    Colonial High Yield          NTF      Newport Tiger Fund,
          Securities Fund, Variable             Variable Series
          Series
---------------------------------------------------------------------------
 CIFfG    Colonial International Fund  RFSF     Rydex Financial Services
          for Growth, Variable Series           Fund, Variable Series
---------------------------------------------------------------------------
 CIHF     Colonial International       RHCF     Rydex Health Care Fund,
          Horizons Fund, Variable               Variable Series
          Series
---------------------------------------------------------------------------
 CSCVF    Colonial Small Cap Value     SRGUF    Stein Roe Global Utilities
          Fund, Variable Series                 Fund, Variable Series
---------------------------------------------------------------------------
 CSIF     Colonial Strategic Income
          Fund, Variable Series
---------------------------------------------------------------------------
 CUSGIF   Colonial U.S. Growth &       LFSF     Liberty Federal Securities
          Income Fund, Variable                 Fund, Variable Series
          Series
---------------------------------------------------------------------------
 CHREIF   Crabbe Huson Real Estate     SRBF     Stein Roe Balanced Fund,
          Investment Fund, Variable             Variable Series
          Series
---------------------------------------------------------------------------
 LASEF    Liberty All-Star Equity      SRGSF    Stein Roe Growth Stock
          Fund, Variable Series                 Fund, Variable Series
---------------------------------------------------------------------------
 LNJOF    Liberty Newport Japan        SRMMF    Stein Roe Money Market
          Opportunities Fund,                   Fund, Variable Series
          Variable Series
---------------------------------------------------------------------------
 LSPF     Liberty S&P 500 Index Fund,  SRSCGF   Stein Roe Small Company
          Variable Series                       Growth Fund, Variable
                                                Series
---------------------------------------------------------------------------
 LSVF     Liberty Select Value Fund,
          Variable Series
---------------------------------------------------------------------------

For the fiscal and calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(1):

LVIT FUNDS

-------------------------------------------------------------------------------------------------
                                    CGEF            CHYSF            CIFFG             CIHF
                                 AGGREGATE        AGGREGATE        AGGREGATE         AGGREGATE
                                COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                               FROM THE FUND    FROM THE FUND    FROM THE FUND     FROM THE FUND
                               FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
TRUSTEE                             2000             2000             2000             2000
-------------------------------------------------------------------------------------------------
 Tom Bleasdale(2)                   $536(3)          $570(4)          $784(5)          $539(6)
-------------------------------------------------------------------------------------------------
 John V. Carberry(7)                 N/A              N/A              N/A              N/A
-------------------------------------------------------------------------------------------------
 Lora S. Collins(2)                  485              516              709              488
-------------------------------------------------------------------------------------------------
 James E. Grinnell(2)                516              548              753              519
-------------------------------------------------------------------------------------------------
 Douglas A. Hacker(8)                  0                0                0                0
-------------------------------------------------------------------------------------------------
 Janet Langford Kelly(8)               0                0                0                0
-------------------------------------------------------------------------------------------------
 Richard W. Lowry                    501              532              731              504
-------------------------------------------------------------------------------------------------
 Salvatore Macera                    495              526              723              498
-------------------------------------------------------------------------------------------------
 William E. Mayer                    506              537              739              509
-------------------------------------------------------------------------------------------------
 James L. Moody, Jr.(2)              531(9)           564(10)          776(11)          534(12)
-------------------------------------------------------------------------------------------------
 Charles R. Nelson(8)                  0                0                0                0
-------------------------------------------------------------------------------------------------
 John J. Neuhauser                   514              546              750              518
-------------------------------------------------------------------------------------------------
 Joseph R. Palombo(13)               N/A              N/A              N/A              N/A
-------------------------------------------------------------------------------------------------
 Thomas E. Stitzel                   490              521              717              494
-------------------------------------------------------------------------------------------------
 Robert L. Sullivan(14)              185              194              266              185
-------------------------------------------------------------------------------------------------
 Thomas C. Theobald(8)                 0                0                0                0
-------------------------------------------------------------------------------------------------
 Anne-Lee Verville                   479(15)          509(16)          699(17)          482(18)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   CSCVF             CSIF            CUSGIF           CHREIF
                                 AGGREGATE        AGGREGATE        AGGREGATE         AGGREGATE
                                COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                               FROM THE FUND    FROM THE FUND    FROM THE FUND     FROM THE FUND
                               FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
TRUSTEE                             2000             2000             2000             2000
-------------------------------------------------------------------------------------------------
 Tom Bleasdale(2)                   $524(19)        $1,121(20)       $1,282(21)        $513(22)
-------------------------------------------------------------------------------------------------
 John V. Carberry(7)                 N/A               N/A              N/A             N/A
-------------------------------------------------------------------------------------------------
 Lora S. Collins(2)                  474             1,015            1,161             465
-------------------------------------------------------------------------------------------------
 James E. Grinnell(2)                504             1,078            1,234             494
-------------------------------------------------------------------------------------------------
 Douglas A. Hacker(8)                  0                 0                0               0
-------------------------------------------------------------------------------------------------
 Janet Langford Kelly(8)               0                 0                0               0
-------------------------------------------------------------------------------------------------
 Richard W. Lowry                    489             1,047            1,198             479
-------------------------------------------------------------------------------------------------
 Salvatore Macera                    484             1,035            1,186             474
-------------------------------------------------------------------------------------------------
 William E. Mayer                    494             1,057            1,210             484
-------------------------------------------------------------------------------------------------
 James L. Moody, Jr.(2)              519(23)         1,110(24)        1,270(25)         509(26)
-------------------------------------------------------------------------------------------------
 Charles R. Nelson(8)                  0                 0                0               0
-------------------------------------------------------------------------------------------------
 John J. Neuhauser                   503             1,072            1,225             493
-------------------------------------------------------------------------------------------------
 Joseph R. Palombo(13)               N/A               N/A              N/A             N/A
-------------------------------------------------------------------------------------------------
 Thomas E. Stitzel                   479             1,025            1,173             470
-------------------------------------------------------------------------------------------------
 Robert L. Sullivan(14)              181               375              412             180
-------------------------------------------------------------------------------------------------
 Thomas C. Theobald(8)                 0                 0                0               0
-------------------------------------------------------------------------------------------------
 Anne-Lee Verville                   468(27)         1,001(28)        1,146(29)         459(30)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   LASEF            LNJOF             LSPF             LSVF
                                 AGGREGATE        AGGREGATE        AGGREGATE         AGGREGATE
                                COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                               FROM THE FUND    FROM THE FUND    FROM THE FUND     FROM THE FUND
                               FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
TRUSTEE                             2000             2000             2000             2000
-------------------------------------------------------------------------------------------------
 Tom Bleasdale(2)                   $762(31)         $181(32)         $187(33)         $181(34)
-------------------------------------------------------------------------------------------------
 John V. Carberry(7)                 N/A              N/A              N/A              N/A
-------------------------------------------------------------------------------------------------
 Lora S. Collins(2)                  691              169              175              169
-------------------------------------------------------------------------------------------------
 James E. Grinnell(2)                735              181              187              181
-------------------------------------------------------------------------------------------------
 Douglas A. Hacker(8)                  0                0                0                0
-------------------------------------------------------------------------------------------------
 Janet Langford Kelly(8)               0                0                0                0
-------------------------------------------------------------------------------------------------
 Richard W. Lowry                    712              171              177              171
-------------------------------------------------------------------------------------------------
 Salvatore Macera                    706              175              181              175
-------------------------------------------------------------------------------------------------
 William E. Mayer                    720              174              180              174
-------------------------------------------------------------------------------------------------
 James L. Moody, Jr.(2)              755(35)          181(36)          187(37)          181(38)
-------------------------------------------------------------------------------------------------
 Charles R. Nelson(8)                  0                0                0                0
-------------------------------------------------------------------------------------------------
 John J. Neuhauser                   731              177              183              176
-------------------------------------------------------------------------------------------------
 Joseph R. Palombo(13)               N/A              N/A              N/A              N/A
-------------------------------------------------------------------------------------------------
 Thomas E. Stitzel                   698              169              175              169
-------------------------------------------------------------------------------------------------
 Robert L. Sullivan(14)              259                0                0                0
-------------------------------------------------------------------------------------------------
 Thomas C. Theobald(8)                 0                0                0                0
-------------------------------------------------------------------------------------------------
 Anne-Lee Verville                   682(39)          163(40)          168(41)          162(42)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                    LVF              NTF              RFSF             RHCF
                                 AGGREGATE        AGGREGATE        AGGREGATE         AGGREGATE
                                COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                               FROM THE FUND    FROM THE FUND    FROM THE FUND     FROM THE FUND
                               FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
TRUSTEE                             2000             2000             2000             2000
-------------------------------------------------------------------------------------------------
 Tom Bleasdale(2)                  $1,220(43)        $686(44)         $179(45)         $179(46)
-------------------------------------------------------------------------------------------------
 John V. Carberry(7)                  N/A             N/A              N/A              N/A
-------------------------------------------------------------------------------------------------
 Lora S. Collins(2)                 1,106             621              167              167
-------------------------------------------------------------------------------------------------
 James E. Grinnell(2)               1,175             660              179              179
-------------------------------------------------------------------------------------------------
 Douglas A. Hacker(8)                   0               0                0                0
-------------------------------------------------------------------------------------------------
 Janet Langford Kelly(8)                0               0                0                0
-------------------------------------------------------------------------------------------------
 Richard W. Lowry                   1,140             640              169              169
-------------------------------------------------------------------------------------------------
 Salvatore Macera                   1,129             634              174              174
-------------------------------------------------------------------------------------------------
 William E. Mayer                   1,152             647              173              173
-------------------------------------------------------------------------------------------------
 James L. Moody, Jr.(2)             1,209(47)         679(48)          179(49)          179(50)
-------------------------------------------------------------------------------------------------
 Charles R. Nelson(8)                   0               0                0                0
-------------------------------------------------------------------------------------------------
 John J. Neuhauser                  1,167             657              175              175
-------------------------------------------------------------------------------------------------
 Joseph R. Palombo(13)                N/A             N/A              N/A              N/A
-------------------------------------------------------------------------------------------------
 Thomas E. Stitzel                  1,117             627              167              167
-------------------------------------------------------------------------------------------------
 Robert L. Sullivan(14)               401             227                0                0
-------------------------------------------------------------------------------------------------
 Thomas C. Theobald(8)                  0               0                0                0
-------------------------------------------------------------------------------------------------
 Anne-Lee Verville                  1,092(51)         612(52)          161(53)          161(54)
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                         SRGUF
                                       AGGREGATE            TOTAL COMPENSATION FROM
                                     COMPENSATION          THE LIBERTY FUNDS COMPLEX
                                 FROM THE FUND FOR THE    PAID TO THE TRUSTEES FOR THE
                                   FISCAL YEAR ENDED          CALENDAR YEAR ENDED
TRUSTEE                            DECEMBER 31, 2000         DECEMBER 31, 2000(55)
---------------------------------------------------------------------------------------
 Tom Bleasdale(2)                         $926(56)                  $106,000(57)
---------------------------------------------------------------------------------------
 John V. Carberry(7)                      N/A                            N/A
---------------------------------------------------------------------------------------
 Lora S. Collins(2)                       837                         96,000
---------------------------------------------------------------------------------------
 James E. Grinnell(2)                     890                        102,000
---------------------------------------------------------------------------------------
 Douglas A. Hacker(8)                       0                              0
---------------------------------------------------------------------------------------
 Janet Langford Kelly(8)                    0                              0
---------------------------------------------------------------------------------------
 Richard W. Lowry                         864                         99,000
---------------------------------------------------------------------------------------
 Salvatore Macera                         855                         98,000
---------------------------------------------------------------------------------------
 William E. Mayer                         872                        100,000
---------------------------------------------------------------------------------------
 James L. Moody, Jr.(2)                   917(58)                    105,000(59)
---------------------------------------------------------------------------------------
 Charles R. Nelson(8)                       0                              0
---------------------------------------------------------------------------------------
 John J. Neuhauser                        885                        101,210
---------------------------------------------------------------------------------------
 Joseph R. Palombo(13)                    N/A                            N/A
---------------------------------------------------------------------------------------
 Thomas E. Stitzel                        846                         97,000
---------------------------------------------------------------------------------------
 Robert L. Sullivan(14)                   299                         34,033
---------------------------------------------------------------------------------------
 Thomas C. Theobald(8)                      0                              0
---------------------------------------------------------------------------------------
 Anne-Lee Verville                        826(60)                     94,667(61)
---------------------------------------------------------------------------------------

 (1)The LVIT Funds do not currently provide pension or retirement plan benefits to the Trustees.

 (2)Resigned as Trustee of LVIT and the Liberty Funds Complex on December 27, 2000.

 (3)For the fiscal year ended December 31, 2000, compensation includes $266 payable in later years as deferred compensation.

 (4)For the fiscal year ended December 31, 2000, compensation includes $281 payable in later years as deferred compensation.

 (5)For the fiscal year ended December 31, 2000, compensation includes $388 payable in later years as deferred compensation.

 (6)For the fiscal year ended December 31, 2000, compensation includes $267 payable in later years as deferred compensation.

 (7)Resigned as Trustee of LVIT and the Liberty Funds Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.

 (8)Elected by the Trustees of the other funds in the Liberty Funds Complex on December 27, 2000.

 (9)Total compensation of $531 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(10)Total compensation of $564 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(11)Total compensation of $776 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(12)Total compensation of $534 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(13)Elected by the Trustees of the other funds in the Liberty Funds Complex on August 23, 2000. Mr. Palombo does not receive compensation because is an affiliated Trustee and employee of Colonial.

(14)Retired as Trustee of the Trust and the Liberty Funds Complex on April 20, 2000.

(15)Total compensation of $479 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(16)Total compensation of $509 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(17)Total compensation of $699 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(18)Total compensation of $482 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(19)For the fiscal year ended December 31, 2000, compensation includes $259 payable in later years as deferred compensation.

(20)For the fiscal year ended December 31, 2000, compensation includes $554 payable in later years as deferred compensation.

(21)For the fiscal year ended December 31, 2000, compensation includes $628 payable in later years as deferred compensation.

(22)For the fiscal year ended December 31, 2000, compensation includes $256 payable in later years as deferred compensation.

(23)Total compensation of $519 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(24)Total compensation of $1,110 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(25)Total compensation of $1,270 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(26)Total compensation of $509 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(27)Total compensation of $468 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(28)Total compensation of $1,001 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(29)Total compensation of $1,146 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(30)Total compensation of $459 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(31)For the fiscal year ended December 31, 2000, compensation includes $377 payable in later years as deferred compensation.

(32)For the fiscal year ended December 31, 2000, compensation includes $72 payable in later years as deferred compensation.

(33)For the fiscal year ended December 31, 2000, compensation includes $74 payable in later years as deferred compensation.

(34)For the fiscal year ended December 31, 2000, compensation includes $72 payable in later years as deferred compensation.

(35)Total compensation of $755 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(36)Total compensation of $181 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(37)Total compensation of $187 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(38)Total compensation of $181 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(39)Total compensation of $682 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(40)Total compensation of $163 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(41)Total compensation of $168 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(42)Total compensation of $162 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(43)For the fiscal year ended December 31, 2000, compensation includes $602 payable in later years as deferred compensation.

(44)For the fiscal year ended December 31, 2000, compensation includes $337 payable in later years as deferred compensation.

(45)For the fiscal year ended December 31, 2000, compensation includes $71 payable in later years as deferred compensation.

(46)For the fiscal year ended December 31, 2000, compensation includes $71 payable in later years as deferred compensation.

(47)Total compensation of $1,209 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(48)Total compensation of $679 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(49)Total compensation of $179 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(50)Total compensation of $179 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(51)Total compensation of $1,092 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(52)Total compensation of $612 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(53)Total compensation of $161 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(54)Total compensation of $161 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(55)At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group -- Boston and 17 open-end management investment portfolios in LVIT (together, the "Liberty Funds Complex").

(56)For the fiscal year ended December 31, 2000, compensation includes $454 payable in later years as deferred compensation.

(57)For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.

(58)Total compensation of $917 for the fiscal year ended December 31, 2000, was paid on January 31, 2001.

(59)Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.

(60)Total compensation of $826 for the fiscal year ended December 31, 2000, will be payable in later years as deferred compensation.

(61)Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.

SRVIT FUNDS

-----------------------------------------------------------------------------------------------
                               LFSF              SRBF              SRGSF             SRMMF
                             AGGREGATE         AGGREGATE         AGGREGATE         AGGREGATE
                           COMPENSATION      COMPENSATION      COMPENSATION      COMPENSATION
                           FROM THE FUND     FROM THE FUND     FROM THE FUND     FROM THE FUND
                          FOR THE FISCAL    FOR THE FISCAL    FOR THE FISCAL    FOR THE FISCAL
                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
TRUSTEE                        2000              2000              2000              2000
-----------------------------------------------------------------------------------------------
 John A. Bacon, Jr.(2)        $2,300            $2,900            $2,900            $2,300
-----------------------------------------------------------------------------------------------
 William W. Boyd(2)            2,400             3,000             3,000             2,400
-----------------------------------------------------------------------------------------------
 Douglas A. Hacker             2,300             2,900             2,900             2,300
-----------------------------------------------------------------------------------------------
 Janet Langford Kelly          2,200             2,800             2,800             2,200
-----------------------------------------------------------------------------------------------
 Richard W. Lowry(3)               0                 0                 0                 0
-----------------------------------------------------------------------------------------------
 Salvatore Macera(3)               0                 0                 0                 0
-----------------------------------------------------------------------------------------------
 William E. Mayer(3)               0                 0                 0                 0
-----------------------------------------------------------------------------------------------
 Charles R. Nelson             2,300             2,900             2,900             2,300
-----------------------------------------------------------------------------------------------
 John J. Neuhauser(3)              0                 0                 0                 0
-----------------------------------------------------------------------------------------------
 Joseph R. Palombo(4)            N/A               N/A               N/A               N/A
-----------------------------------------------------------------------------------------------
 Thomas E. Stitzel(3)              0                 0                 0                 0
-----------------------------------------------------------------------------------------------
 Thomas C. Theobald            2,300             2,900             2,900             2,300
-----------------------------------------------------------------------------------------------
 Anne-Lee Verville(3)              0                 0                 0                 0
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                           SRSCGF              TOTAL COMPENSATION FROM THE
                                         AGGREGATE               STEIN ROE FUNDS COMPLEX
                                        COMPENSATION           PAID TO THE TRUSTEES FOR THE
                                FROM THE FUND FOR THE FISCAL       CALENDAR YEAR ENDED
TRUSTEE                         YEAR ENDED DECEMBER 31, 2000       DECEMBER 31, 2000(5)
-------------------------------------------------------------------------------------------
 John A. Bacon, Jr.(2)                     $2,300                         $ 98,100
-------------------------------------------------------------------------------------------
 William W. Boyd(2)                         2,400                          102,600
-------------------------------------------------------------------------------------------
 Douglas A. Hacker                          2,300                           98,100
-------------------------------------------------------------------------------------------
 Janet Langford Kelly                       2,200                           93,600
-------------------------------------------------------------------------------------------
 Richard W. Lowry(3)                            0                                0
-------------------------------------------------------------------------------------------
 Salvatore Macera(3)                            0                                0
-------------------------------------------------------------------------------------------
 William E. Mayer(3)                            0                                0
-------------------------------------------------------------------------------------------
 Charles R. Nelson                          2,300                           98,100
-------------------------------------------------------------------------------------------
 John J. Neuhauser(3)                           0                                0
-------------------------------------------------------------------------------------------
 Joseph R. Palombo(4)                         N/A                              N/A
-------------------------------------------------------------------------------------------
 Thomas E. Stitzel(3)                           0                                0
-------------------------------------------------------------------------------------------
 Thomas C. Theobald                         2,300                           98,100
-------------------------------------------------------------------------------------------
 Anne-Lee Verville(3)                           0                                0
-------------------------------------------------------------------------------------------

(1)The SRVIT Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2)Retired as Trustee of SRVIT and the Stein Roe Funds Complex on December 27, 2000.

(3)Elected by the shareholders of the SRVIT Funds on April 5, 2001.

(4)Elected by the Trustees of the Stein Roe Funds Complex on October 17, 2000. Elected by the shareholders of the SRVIT Funds on April 5, 2001. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.

(5)As of December 31, 2000, the Stein Roe Funds Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 1 series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and 5 series of SRVIT.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds IX(1) (together, "Liberty All-Star Funds"(2)):

                                  TOTAL COMPENSATION FROM
                               LIBERTY ALL-STAR FUNDS FOR THE
                                    CALENDAR YEAR ENDED
TRUSTEE                             DECEMBER 31, 2000(3)
-------                        ------------------------------
Robert J. Birnbaum                        $25,000
John V. Carberry(4)                           N/A
James E. Grinnell                          25,000
Richard W. Lowry                           25,000
William E. Mayer                           25,000
John J. Neuhauser                          25,000
Joseph R. Palombo(5)                          N/A

(1)On January 25, 2001, the shareholders of Liberty All-Star Growth & Income Fund, the only series of Liberty Funds Trust IX, approved the acquisition of the Fund by Liberty Growth & Income Fund, one of the funds in the Liberty Funds Complex. The Acquisition was effected on February 9, 2001.

(2)The Liberty All-Star Funds do not currently provide pension or retirement plan benefits to the trustees/directors.

(3)The Liberty All-Star Funds are advised by LAMCO. LAMCO is an indirect wholly owned subsidiary of Liberty Financial.

(4)Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.

(5)Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of Colonial.

LIBERTY VARIABLE INVESTMENT TRUST

STEINROE VARIABLE INVESTMENT TRUST


         * Please fold and detach card at perforation before mailing *


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING
                                OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001


                       LIBERTY VARIABLE INVESTMENT TRUST


                       STEINROE VARIABLE INVESTMENT TRUST


THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, KEVIN M. CAROME, ELLEN HARRINGTON, RUSSEL L. KANE, ROBERT R. LEVEILLE, JOSEPH R. PALOMBO AND VINCENT P. PIETROPAOLO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND LISTED ABOVE TO BE HELD AT 2:00 P.M. ON WEDNESDAY, SEPTEMBER 26, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF.



                                                        DATE ______________


                                                 [                       ]
                                             SIGNATURE(S) (IF JOINT PARTICIPANT)

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED TO THE LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.


                                                                           SRVIT

         * Please fold and detach card at perforation before mailing *

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THIS SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                                FOR        AGAINST      ABSTAIN

1.  TO APPROVE A NEW INVESTMENT ADVISORY
    AGREEMENT.                                  [ ]          [ ]           [ ]

2.  BALANCED FUND ONLY: TO APPROVE A
    NEW SUB-ADVISORY AGREEMENT WITH NORDEA
    SECURITIES, INC.                            [ ]          [ ]           [ ]

3.  TO CONSIDER AND ACT UPON ANY OTHER
    MATTERS THAT PROPERLY COME BEFORE
    THE MEETING AND ANY ADJOURNED SESSION
    OF THE MEETING.

LIBERTY VARIABLE INVESTMENT TRUST


STEINROE VARIABLE INVESTMENT TRUST             INSTRUCTIONS OF VARIABLE CONTRACT
                                               PARTICIPANTS FOR VOTING SHARES OF
                                           LIBERTY VARIABLE INVESTMENT TRUST AND
                                             STEINROE VARIABLE INVESTMENT TRUST.


        ** Please fold and detach card at perforation before mailing **

                                                             VOTING INSTRUCTIONS

                                               LIBERTY VARIABLE INVESTMENT TRUST

                                              STEINROE VARIABLE INVESTMENT TRUST


The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.


THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF EACH PROPOSAL.

                                        ** DATE ____________________________

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                        THE ENCLOSED ENVELOPE.


                                        ________________________________________
                                           Signature(s) of joint participant

                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.

**                                                        **

                                                                       SRVIT-VIC

         - Please fold and detach card at perforation before mailing -

 - Please fill in box(es) as shown using black or blue ink or number 2 pencil. -
   PLEASE DO NOT USE FINE POINT PENS.                                      /X/


BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE EACH PROPOSAL, AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                                          FOR  AGAINST  ABSTAIN

1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.        / /   / /      / /

2. BALANCED FUND ONLY: TO APPROVE A NEW SUB-ADVISORY
   AGREEMENT WITH NORDEA SECURITIES, INC.                / /    / /      / /

3. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT
   PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNED
   SESSION OF THE MEETING.                              / /     / /      / /




                                                                   SRVIT-VIC

LIBERTY VARIABLE INVESTMENT TRUST

STEINROE VARIABLE INVESTMENT TRUST




           Please fold and detach card at perforation before mailing


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING
                                OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001

                       LIBERTY VARIABLE INVESTMENT TRUST

                       STEINROE VARIABLE INVESTMENT TRUST



THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, KEVIN M. CAROME, ELLEN HARRINGTON, RUSSELL L. KANE, ROBERT R. LEVEILLE, JOSEPH R. PALOMBO AND VINCENT
P. PIETROPAOLO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND LISTED ABOVE, TO BE HELD AT 2:00 P.M. ON WEDNESDAY, SEPTEMBER 26, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF.


                                                        DATE____________________


                                        ________________________________________
                                        |                                      |
                                        |                                      |
                                        |                                      |
                                        |______________________________________|
                                            Signature(s) of joint participant

                                        PLEASE SIGN YOUR NAME OR NAMES EXACTLY
                                        AS PRINTED TO THE LEFT TO AUTHORIZE THE
                                        VOTING OF YOUR SHARES AS INDICATED
                                        ABOVE. WHERE SHARES ARE REGISTERED WITH
                                        JOINT OWNERS, ALL JOINT OWNERS SHOULD
                                        SIGN. PERSONS SIGNING AS EXECUTORS,
                                        ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO
                                        INDICATE. CORPORATE PROXIES SHOULD BE
                                        SIGNED BY AN AUTHORIZED OFFICER.

                                                                          LVIT-A

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING -

           - PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK
                            OR NUMBER 2 PENCIL. [X]
                       PLEASE DO NOT USE FINE POINT PENS.

                                                                                  FOR    AGAINST    ABSTAIN
  1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                / /      / /        / /
  2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                       / /      / /        / /
  3. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT.                               / /      / /        / /

  4. TO ELECT A BOARD OF TRUSTEES.                                               FOR ALL    WITHHOLD    FOR ALL
                                                                                 NOMINEES   FROM ALL    NOMINEES
                                                                                            NOMINEES   EXCEPT AS
                                                                                                         NOTED
     (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,
     (04) Salvatore Macera, (05) William E. Mayer, (06) Charles R. Nelson,          / /      / /        / /
     (07) John J. Neuhauser, (08) Joseph R. Palcimbo, (09) Thomas E. Stitzel,
     (10) Thomas C. Theobald, (11) Anne-Lee Verville

     TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.

     ________________________________________________________________________

- 5. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE - THE MEETING AND ANY ADJOURNED SESSION OF THE MEETING.
                                                                          LVIT-A

LIBERTY VARIABLE INVESTMENT TRUST              INSTRUCTIONS OF VARIABLE CONTRACT

STEINROE VARIABLE INVESTMENT TRUST            PARTICIPANTS FOR VOTING SHARES OF
                                           LIBERTY VARIABLE INVESTMENT TRUST AND
                                             STEINROE VARIABLE INVESTMENT TRUST.


           Please fold and detach card at perforation before mailing

                                                             VOTING INSTRUCTIONS
                                               LIBERTY VARIABLE INVESTMENT TRUST

                                              STEINROE VARIABLE INVESTMENT TRUST



The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the "Insurance Company") hereby instructs the Insurance Company to cause the shares of each above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.


THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW ADVISORY, SUB-ADVISORY AND PORTFOLIO MANAGEMENT AGREEMENTS.

                             DATE ______________________________________________

                             PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                             ___________________________________________________
                                     Signature(s) of joint participant

                             Please date and sign the name or names as printed hereon. Where there are joint participants, all joint Participants should sign. Corporate Instructions should be signed by an authorized officer, Executors, administrators, trustees, etc. should so indicate when signing.


                                                                      LVIT-VIC-A

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


         \/ Please fold and detach card at perforation before mailing \/

\/ Please fill in box(es) as shown using black or blue ink or number 2 pencil.\/
   PLEASE DO NOT USE FINE POINT PENS.                [X]


                                                     FOR     AGAINST    ABSTAIN

1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.   [ ]       [ ]        [ ]

2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.          [ ]       [ ]        [ ]

3. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT.  [ ]       [ ]        [ ]

4. TO ELECT A BOARD OF TRUSTEES.                   FOR ALL   WITHHOLD   FOR ALL
   (01) Douglas A. Hacker,                         NOMINEES  FROM ALL   NOMINEES
   (02) Janet Langford Kelly, (03) Richard W. Lowry,         NOMINEES  EXCEPT AS
   (04) Salvatore Macora, (05) William E. Mayer,                         NOTED
   (06) Charles R. Nelson, (07) John J. Neuhauser,   [ ]       [ ]        [ ]
   (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
   (10) Thomas C. Theobald, (11) Anne-Lee Verville


   TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S)
   ON THE LINE BELOW.

   _____________________________________________________


\/ 5. TO CONSIDER AND ACT UPON ANY OTHER MATTER THAT                          \/
      PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNED
      SESSION OF THE MEETING.                                         LVIT-VIC-A

LIBERTY VARIABLE INVESTMENT TRUST


STEINROE VARIABLE INVESTMENT TRUST



         * Please fold and detach card at perforation before mailing *


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING
                                OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001

                       LIBERTY VARIABLE INVESTMENT TRUST

                       STEINROE VARIABLE INVESTMENT TRUST



THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, KEVIN M. CAROME, ELLEN HARRINGTON, RUSSELL L. KANE, ROBERT R. LEVEILLE, JOSEPH R. PALOMBO AND VINCENT
P. PIETROPAOLO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND LISTED ABOVE TO BE HELD AT 2:00 P.M. ON WEDNESDAY, SEPTEMBER 26, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF.


                                                           DATE_________________

                                        [                                      ]

                                              SIGNATURE(S) OF JOINT OWNERS

                                        PLEASE SIGN YOUR NAME OR NAMES EXACTLY
                                        AS PRINTED TO THE LEFT TO AUTHORIZE THE
                                        VOTING OF YOUR SHARES AS INDICATED
                                        ABOVE. WHERE SHARES ARE REGISTERED WITH
                                        JOINT OWNERS, ALL JOINT OWNERS SHOULD
                                        SIGN, PERSONS SIGNING AS EXECUTORS,
                                        ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO
                                        INDICATE. CORPORATE PROXIES SHOULD BE
                                        SIGNED BY AN AUTHORIZED OFFICER.



                                                                      LVIT-B

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL, AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING -

- PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
  PLEASE DO NOT USE FINE POINT PENS.                                         /X/

                                                                                  FOR    AGAINST    ABSTAIN
  1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                / /      / /        / /

  2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                       / /      / /        / /

  3. TO ELECT A BOARD OF TRUSTEES.                                               FOR ALL    WITHHOLD    FOR ALL
                                                                                 NOMINEES   FROM ALL    NOMINEES
                                                                                            NOMINEES   EXCEPT AS
                                                                                                         NOTED
     (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,
     (04) Salvatore Macera, (05) William E. Mayer, (06) Charles R. Nelson,          / /      / /        / /
     (07) John J. Neuhauser, (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
     (10) Thomas C. Theobald, (11) Anne-Lee Verville

     TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.

     ________________________________________________________________________

- 4. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE - THE MEETING AND ANY ADJOURNED SESSION OF THE MEETING.

                                                                          LVIT-B

LIBERTY VARIABLE INVESTMENT TRUST              INSTRUCTIONS OF VARIABLE CONTRACT

STEINROE VARIABLE INVESTMENT TRUST             PARTICIPANTS FOR VOTING SHARES OF
                                           LIBERTY VARIABLE INVESTMENT TRUST AND
                                             STEINROE VARIABLE INVESTMENT TRUST.



                                                             VOTING INSTRUCTIONS
                                               LIBERTY VARIABLE INVESTMENT TRUST

                                              STEINROE VARIABLE INVESTMENT TRUST



The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.


THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS.

      DATE __________________________

                    PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    __________________________________________________________
                               Signature(s) of joint participant

                    Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc., should so indicate when signing.

                                                                      LVIT-VIC-B

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

   - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

  \/ PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER
     2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.                          /X/

                                                                                 FOR      AGAINST     ABSTAIN
  1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                / /      / /         / /

  2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                       / /      / /         / /

  3. TO ELECT A BOARD OF TRUSTEES.                                               FOR ALL    WITHHOLD    FOR ALL
                                                                                 NOMINEES   FROM ALL    NOMINEES
                                                                                            NOMINEES   EXCEPT AS
                                                                                                         NOTED
     (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,
     (04) Salvatore Macera, (05) William E. Mayer, (06) Charles R. Nelson,          / /      / /         / /
     (07) John J. Neuhauser, (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
     (10) Thomas C. Theobald, (11) Anne-Lee Verville

     TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.

     ________________________________________________________________________

   4. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNED SESSION OF THE MEETING.

\/                                                                        \/

                                                                      LVIT-VIC-B

LIBERTY VARIABLE INVESTMENT TRUST             INSTRUCTIONS OF VARIABLE CONTRACT

STEINROE VARIABLE INVESTMENT TRUST             PARTICIPANTS FOR VOTING SHARES OF
                                           LIBERTY VARIABLE INVESTMENT TRUST AND
                                             STEINROE VARIABLE INVESTMENT TRUST.



                                                             VOTING INSTRUCTIONS
                                               LIBERTY VARIABLE INVESTMENT TRUST

                                              STEINROE VARIABLE INVESTMENT TRUST



The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.


THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW ADVISORY, SUB-ADVISORY AND PORTFOLIO MANAGEMENT AGREEMENTS.





                                        DATE___________________________________

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                                THE ENCLOSED ENVELOPE.



                                        _______________________________________
                                           Signature(s) of joint participant


                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.


 \/                                                                      \/

                                                                 LVIT-ABEF-VIC

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

\/                                                                       \/
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

                                                                                                   FOR       AGAINST     ABSTAIN
1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                                 [ ]         [ ]         [ ]    1.

2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                                        [ ]         [ ]         [ ]    2.

3. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH MASTRAPASQUA & ASSOCIATES, INC.            [ ]         [ ]         [ ]    3.

4. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH OPPENHEIMER CAPITAL.                       [ ]         [ ]         [ ]    4.

5. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS ASSET MANAGEMENT, L.P.     [ ]         [ ]         [ ]    5.

6. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH WESTWOOD MANAGEMENT CORPORATION.           [ ]         [ ]         [ ]    6.

7. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH TCW INVESTMENT MANAGEMENT COMPANY.         [ ]         [ ]         [ ]    7.

                                                                                                            WITHHOLD     FOR ALL
                                                                                                FOR ALL     FROM ALL    NOMINEES
                                                                                                NOMINEES    NOMINEES    EXCEPT AS
8. TO ELECT A BOARD OF TRUSTEES.                                                                                          NOTED

   (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,                       [ ]         [ ]         [ ]    8.
   (04) Salvatore Macera; (05) William E. Mayer, (06) Charles R. Nelson,
   (07) John J. Neuhauser, (08) Joseph R. Palombo, (09) Thomas B. Stitzel,
   (10) Thomas C. Theobald, (11) Anne-Lee Verville


   TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.


   _____________________________________________________________________________
9. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE
   MEETING AND ANY ADJOURNED SESSION OF THE MEETING

\/                                                            LVIT-ASEF-VIC   \/

LIBERTY VARIABLE INVESTMENT TRUST


STEINROE VARIABLE INVESTMENT TRUST



         * Please fold and detach card at perforation before mailing *


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING
                                OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001

                       LIBERTY VARIABLE INVESTMENT TRUST

                       STEINROE VARIABLE INVESTMENT TRUST



THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, KEVIN M. CAROME, ELLEN HARRINGTON, RUSSELL L. KANE, ROBERT R. LEVEILLE, JOSEPH R. PALOMBO AND VINCENT
P. PIETROPAOLO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND LISTED ABOVE, TO BE HELD AT 2:00 P.M. ON WEDNESDAY, SEPTEMBER 26, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF.


                                                           DATE_________________

                                        [                                      ]

                                           Signature(s) of joint participant

                                        PLEASE SIGN YOUR NAME OR NAMES EXACTLY
                                        AS PRINTED TO THE LEFT TO AUTHORIZE THE
                                        VOTING OF YOUR SHARES AS INDICATED
                                        ABOVE. WHERE SHARES ARE REGISTERED WITH
                                        JOINT OWNERS, ALL JOINT OWNERS SHOULD
                                        SIGN, PERSONS SIGNING AS EXECUTORS,
                                        ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO
                                        INDICATE. CORPORATE PROXIES SHOULD BE
                                        SIGNED BY AN AUTHORIZED OFFICER.





                                                                        LVIT-ASE

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

         * PLEASE FOLD AND DETACH AT CARD PERFORATION BEFORE MAILING *

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]
                       PLEASE DO NOT USE FINE POINT PENS.

                                                                                     FOR      AGAINST    ABSTAIN
1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                   [ ]        [ ]        [ ]    1.

2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                          [ ]        [ ]        [ ]    2.

3. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH MASIRAPASQUA &               [ ]        [ ]        [ ]    3.
   ASSOCIATES, INC.

4. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH OPPENHEIMER CAPITAL.         [ ]        [ ]        [ ]    4.

5. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS ASSET        [ ]        [ ]        [ ]    5.
   MANAGEMENT, L.P.

6. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH WESTWOOD MANAGEMENT          [ ]        [ ]        [ ]    6.
   CORPORATION.

7. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH TCW INVESTMENT               [ ]        [ ]        [ ]    7.
   MANAGEMENT COMPANY.



                                                                                   FOR ALL    WITHHOLD   FOR ALL
                                                                                   NOMINEES   FROM ALL   NOMINEES
                                                                                              NOMINEES   EXCEPT AS
                                                                                                          NOTED

8. TO ELECT A BOARD OF TRUSTEES.
   (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,
   (04) Salvatore Macera, (05) William E. Mayor, (06) Charles R. Nelson,
   (07) John J. Neuhauser, (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
   (10) Thomas C. Theobald, (11) Anne-Lee Verville
   TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.          [ ]        [ ]        [ ]    8.
   ________________________________________________________________________

9. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE
   MEETING AND ANY ADJOURNED SESSION OF THE MEETING.

                                                                                                           LVIT-ASEP

STEINROE VARIABLE INVESTMENT TRUST

         * Please fold and detach card at perforation before mailing *


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING
                                OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001


                       STEINROE VARIABLE INVESTMENT TRUST

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, KEVIN M. CAROME, ELLEN HARRINGTON, RUSSEL L. KANE, ROBERT R. LEVEILLE, JOSEPH R. PALOMBO AND VINCENT P. PIETROPAOLO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE STEINROE VARIABLE SERIES FUND LISTED ABOVE TO BE HELD AT 2:00 P.M. ON WEDNESDAY, SEPTEMBER 26, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF.


                                                        DATE ______________


                                                 [                       ]
                                             SIGNATURE(S) (IF JOINT PARTICIPANT)

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED TO THE LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.


                                                                           SRVIT

         * Please fold and detach card at perforation before mailing *

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THIS SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                                FOR        AGAINST      ABSTAIN

1.  TO APPROVE A NEW INVESTMENT ADVISORY
    AGREEMENT.                                  [ ]          [ ]           [ ]

2.  BALANCED FUND ONLY: TO APPROVE A
    NEW SUB-ADVISORY AGREEMENT WITH NORDEA
    SECURITIES, INC.                            [ ]          [ ]           [ ]

3.  TO CONSIDER AND ACT UPON ANY OTHER
    MATTERS THAT PROPERLY COME BEFORE
    THE MEETING AND ANY ADJOURNED SESSION
    OF THE MEETING.

STEINROE VARIABLE INVESTMENT TRUST             INSTRUCTIONS OF VARIABLE CONTRACT
                                               PARTICIPANTS FOR VOTING SHARES OF
                                             STEINROE VARIABLE INVESTMENT TRUST.


        ** Please fold and detach card at perforation before mailing **

                                                             VOTING INSTRUCTIONS
                                              STEINROE VARIABLE INVESTMENT TRUST

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance
Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF EACH PROPOSAL.

                                        ** DATE ____________________________

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                        THE ENCLOSED ENVELOPE.


                                        ________________________________________
                                           Signature(s) of joint participant

                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.

**                                                        **

                                                                       SRVIT-VIC

         - Please fold and detach card at perforation before mailing -

 - Please fill in box(es) as shown using black or blue ink or number 2 pencil. -
   PLEASE DO NOT USE FINE POINT PENS.                                      /X/


BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE EACH PROPOSAL, AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                                          FOR  AGAINST  ABSTAIN

1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.        / /   / /      / /

2. BALANCED FUND ONLY: TO APPROVE A NEW SUB-ADVISORY
   AGREEMENT WITH NORDEA SECURITIES, INC.                / /    / /      / /

3. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT
   PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNED
   SESSION OF THE MEETING.                              / /     / /      / /




                                                                   SRVIT-VIC

LIBERTY VARIABLE INVESTMENT TRUST



           Please fold and detach card at perforation before mailing


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING
                                OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001

                       LIBERTY VARIABLE INVESTMENT TRUST

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, KEVIN M. CAROME, ELLEN HARRINGTON, RUSSELL L. KANE, ROBERT R. LEVEILLE, JOSEPH R. PALOMBO AND VINCENT
P. PIETROPAOLO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE LIBERTY VARIABLE SERIES FUND LISTED ABOVE, TO BE HELD AT 2:00 P.M. ON WEDNESDAY, SEPTEMBER 26, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF.
                                                  DATE____________________


                                        ________________________________________
                                        |                                      |
                                        |                                      |
                                        |                                      |
                                        |______________________________________|
                                            Signature(s) of joint participant

                                        PLEASE SIGN YOUR NAME OR NAMES EXACTLY
                                        AS PRINTED TO THE LEFT TO AUTHORIZE THE
                                        VOTING OF YOUR SHARES AS INDICATED
                                        ABOVE. WHERE SHARES ARE REGISTERED WITH
                                        JOINT OWNERS, ALL JOINT OWNERS SHOULD
                                        SIGN. PERSONS SIGNING AS EXECUTORS,
                                        ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO
                                        INDICATE. CORPORATE PROXIES SHOULD BE
                                        SIGNED BY AN AUTHORIZED OFFICER.

                                                                          LVIT-A

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING -

           - PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK
                            OR NUMBER 2 PENCIL. [X]
                       PLEASE DO NOT USE FINE POINT PENS.

                                                                                  FOR    AGAINST    ABSTAIN
  1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                / /      / /        / /
  2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                       / /      / /        / /
  3. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT.                               / /      / /        / /

  4. TO ELECT A BOARD OF TRUSTEES.                                               FOR ALL    WITHHOLD    FOR ALL
                                                                                 NOMINEES   FROM ALL    NOMINEES
                                                                                            NOMINEES   EXCEPT AS
                                                                                                         NOTED
     (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,
     (04) Salvatore Macera, (05) William E. Mayer, (06) Charles R. Nelson,          / /      / /        / /
     (07) John J. Neuhauser, (08) Joseph R. Palcimbo, (09) Thomas E. Stitzel,
     (10) Thomas C. Theobald, (11) Anne-Lee Verville

     TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.

     ________________________________________________________________________

- 5. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE - THE MEETING AND ANY ADJOURNED SESSION OF THE MEETING.
                                                                          LVIT-A

LIBERTY VARIABLE INVESTMENT TRUST              INSTRUCTIONS OF VARIABLE CONTRACT
                                               PARTICIPANTS FOR VOTING SHARES OF
                                              LIBERTY VARIABLE INVESTMENT TRUST.

           Please fold and detach card at perforation before mailing

                                                             VOTING INSTRUCTIONS
                                               LIBERTY VARIABLE INVESTMENT TRUST

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the "Insurance Company") hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW ADVISORY, SUB-ADVISORY AND PORTFOLIO MANAGEMENT AGREEMENTS.

                             DATE ______________________________________________

                             PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                             ___________________________________________________
                                     Signature(s) of joint participant

                             Please date and sign the name or names as printed hereon. Where there are joint participants, all joint Participants should sign. Corporate Instructions should be signed by an authorized officer, Executors, administrators, trustees, etc. should so indicate when signing.



                                                                      LVIT-VIC-A

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


         \/ Please fold and detach card at perforation before mailing \/

\/ Please fill in box(es) as shown using black or blue ink or number 2 pencil.\/
   PLEASE DO NOT USE FINE POINT PENS.                [X]


                                                     FOR     AGAINST    ABSTAIN

1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.   [ ]       [ ]        [ ]

2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.          [ ]       [ ]        [ ]

3. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT.  [ ]       [ ]        [ ]

4. TO ELECT A BOARD OF TRUSTEES.                   FOR ALL   WITHHOLD   FOR ALL
   (01) Douglas A. Hacker,                         NOMINEES  FROM ALL   NOMINEES
   (02) Janet Langford Kelly, (03) Richard W. Lowry,         NOMINEES  EXCEPT AS
   (04) Salvatore Macora, (05) William E. Mayer,                         NOTED
   (06) Charles R. Nelson, (07) John J. Neuhauser,   [ ]       [ ]        [ ]
   (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
   (10) Thomas C. Theobald, (11) Anne-Lee Verville


   TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S)
   ON THE LINE BELOW.

   _____________________________________________________


\/ 5. TO CONSIDER AND ACT UPON ANY OTHER MATTER THAT                          \/
      PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNED
      SESSION OF THE MEETING.                                         LVIT-VIC-A

LIBERTY VARIABLE INVESTMENT TRUST



         * Please fold and detach card at perforation before mailing *


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING
                                OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001

                       LIBERTY VARIABLE INVESTMENT TRUST

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, KEVIN M. CAROME, ELLEN HARRINGTON, RUSSELL L. KANE, ROBERT R. LEVEILLE, JOSEPH R. PALOMBO AND VINCENT
P. PIETROPAOLO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE LIBERTY VARIABLE SERIES FUND LISTED ABOVE TO BE HELD AT 2:00 P.M. ON WEDNESDAY, SEPTEMBER 26, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF.
                                                  DATE _________________

                                        [                                      ]

                                              SIGNATURE(S) OF JOINT OWNERS

                                        PLEASE SIGN YOUR NAME OR NAMES EXACTLY
                                        AS PRINTED TO THE LEFT TO AUTHORIZE THE
                                        VOTING OF YOUR SHARES AS INDICATED
                                        ABOVE. WHERE SHARES ARE REGISTERED WITH
                                        JOINT OWNERS, ALL JOINT OWNERS SHOULD
                                        SIGN, PERSONS SIGNING AS EXECUTORS,
                                        ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO
                                        INDICATE. CORPORATE PROXIES SHOULD BE
                                        SIGNED BY AN AUTHORIZED OFFICER.



                                                                      LVIT-B

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL, AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING -

- PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
  PLEASE DO NOT USE FINE POINT PENS.                                         /X/

                                                                                  FOR    AGAINST    ABSTAIN
  1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                / /      / /        / /

  2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                       / /      / /        / /

  3. TO ELECT A BOARD OF TRUSTEES.                                               FOR ALL    WITHHOLD    FOR ALL
                                                                                 NOMINEES   FROM ALL    NOMINEES
                                                                                            NOMINEES   EXCEPT AS
                                                                                                         NOTED
     (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,
     (04) Salvatore Macera, (05) William E. Mayer, (06) Charles R. Nelson,          / /      / /        / /
     (07) John J. Neuhauser, (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
     (10) Thomas C. Theobald, (11) Anne-Lee Verville

     TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.

     ________________________________________________________________________

- 4. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE - THE MEETING AND ANY ADJOURNED SESSION OF THE MEETING.

                                                                          LVIT-B

LIBERTY VARIABLE INVESTMENT TRUST              INSTRUCTIONS OF VARIABLE CONTRACT
                                               PARTICIPANTS FOR VOTING SHARES OF
                                              LIBERTY VARIABLE INVESTMENT TRUST.


                                                             VOTING INSTRUCTIONS
                                               LIBERTY VARIABLE INVESTMENT TRUST

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS.

      DATE __________________________

                    PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    __________________________________________________________
                               Signature(s) of joint participant

                    Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc., should so indicate when signing.


                                                                      LVIT-VIC-B

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

   - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

  \/ PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER
     2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.                          /X/

                                                                                 FOR      AGAINST     ABSTAIN
  1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                / /      / /         / /

  2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                       / /      / /         / /

  3. TO ELECT A BOARD OF TRUSTEES.                                               FOR ALL    WITHHOLD    FOR ALL
                                                                                 NOMINEES   FROM ALL    NOMINEES
                                                                                            NOMINEES   EXCEPT AS
                                                                                                         NOTED
     (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,
     (04) Salvatore Macera, (05) William E. Mayer, (06) Charles R. Nelson,          / /      / /         / /
     (07) John J. Neuhauser, (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
     (10) Thomas C. Theobald, (11) Anne-Lee Verville

     TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.

     ________________________________________________________________________

   4. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNED SESSION OF THE MEETING.

\/                                                                        \/

                                                                      LVIT-VIC-B

LIBERTY VARIABLE INVESTMENT TRUST             INSTRUCTIONS OF VARIABLE CONTRACT
                                              PARTICIPANTS FOR VOTING SHARES OF
                                              LIBERTY VARIABLE INVESTMENT TRUST.


                                                             VOTING INSTRUCTIONS
                                               LIBERTY VARIABLE INVESTMENT TRUST


The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by the above-referenced Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW ADVISORY, SUB-ADVISORY AND PORTFOLIO MANAGEMENT AGREEMENTS.





                                        DATE___________________________________

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                                THE ENCLOSED ENVELOPE.



                                        _______________________________________
                                           Signature(s) of joint participant


                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.


 \/                                                                      \/

                                                                 LVIT-ABEF-VIC

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT THE INSURANCE COMPANY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

\/                                                                       \/
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

                                                                                                   FOR       AGAINST     ABSTAIN
1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                                 [ ]         [ ]         [ ]    1.

2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                                        [ ]         [ ]         [ ]    2.

3. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH MASTRAPASQUA & ASSOCIATES, INC.            [ ]         [ ]         [ ]    3.

4. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH OPPENHEIMER CAPITAL.                       [ ]         [ ]         [ ]    4.

5. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS ASSET MANAGEMENT, L.P.     [ ]         [ ]         [ ]    5.

6. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH WESTWOOD MANAGEMENT CORPORATION.           [ ]         [ ]         [ ]    6.

7. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH TCW INVESTMENT MANAGEMENT COMPANY.         [ ]         [ ]         [ ]    7.

                                                                                                            WITHHOLD     FOR ALL
                                                                                                FOR ALL     FROM ALL    NOMINEES
                                                                                                NOMINEES    NOMINEES    EXCEPT AS
8. TO ELECT A BOARD OF TRUSTEES.                                                                                          NOTED

   (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,                       [ ]         [ ]         [ ]    8.
   (04) Salvatore Macera; (05) William E. Mayer, (06) Charles R. Nelson,
   (07) John J. Neuhauser, (08) Joseph R. Palombo, (09) Thomas B. Stitzel,
   (10) Thomas C. Theobald, (11) Anne-Lee Verville


   TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.


   _____________________________________________________________________________
9. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE
   MEETING AND ANY ADJOURNED SESSION OF THE MEETING

\/                                                            LVIT-ASEF-VIC   \/

LIBERTY VARIABLE INVESTMENT TRUST



         * Please fold and detach card at perforation before mailing *


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING
                                OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2001

                       LIBERTY VARIABLE INVESTMENT TRUST

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, KEVIN M. CAROME, ELLEN HARRINGTON, RUSSELL L. KANE, ROBERT R. LEVEILLE, JOSEPH R. PALOMBO AND VINCENT
P. PIETROPAOLO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE LIBERTY VARIABLE SERIES FUND LISTED ABOVE, TO BE HELD AT 2:00 P.M. ON WEDNESDAY, SEPTEMBER 26, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF.
                                                  DATE _________________

                                        [                                      ]

                                           Signature(s) of joint participant

                                        PLEASE SIGN YOUR NAME OR NAMES EXACTLY
                                        AS PRINTED TO THE LEFT TO AUTHORIZE THE
                                        VOTING OF YOUR SHARES AS INDICATED
                                        ABOVE. WHERE SHARES ARE REGISTERED WITH
                                        JOINT OWNERS, ALL JOINT OWNERS SHOULD
                                        SIGN. PERSONS SIGNING AS EXECUTORS,
                                        ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO
                                        INDICATE. CORPORATE PROXIES SHOULD BE
                                        SIGNED BY AN AUTHORIZED OFFICER.




LIBERTY VARIABLE INVESTMENT TRUST                                       LVIT-ASE

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

         * PLEASE FOLD AND DETACH AT CARD PERFORATION BEFORE MAILING *

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]
                       PLEASE DO NOT USE FINE POINT PENS.

                                                                                     FOR      AGAINST    ABSTAIN
1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.                                   [ ]        [ ]        [ ]    1.

2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT.                                          [ ]        [ ]        [ ]    2.

3. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH MASIRAPASQUA &               [ ]        [ ]        [ ]    3.
   ASSOCIATES, INC.

4. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH OPPENHEIMER CAPITAL.         [ ]        [ ]        [ ]    4.

5. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS ASSET        [ ]        [ ]        [ ]    5.
   MANAGEMENT, L.P.

6. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH WESTWOOD MANAGEMENT          [ ]        [ ]        [ ]    6.
   CORPORATION.

7. TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH TCW INVESTMENT               [ ]        [ ]        [ ]    7.
   MANAGEMENT COMPANY.



                                                                                   FOR ALL    WITHHOLD   FOR ALL
                                                                                   NOMINEES   FROM ALL   NOMINEES
                                                                                              NOMINEES   EXCEPT AS
                                                                                                          NOTED

8. TO ELECT A BOARD OF TRUSTEES.
   (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard W. Lowry,
   (04) Salvatore Macera, (05) William E. Mayor, (06) Charles R. Nelson,
   (07) John J. Neuhauser, (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
   (10) Thomas C. Theobald, (11) Anne-Lee Verville
   TO WITHHOLD AUTHORITY TO VOTE, PLEASE WRITE NUMBER(S) ON THE LINE BELOW.          [ ]        [ ]        [ ]    8.
   ________________________________________________________________________

9. TO CONSIDER AND ACT UPON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE
   MEETING AND ANY ADJOURNED SESSION OF THE MEETING.

                                                                                                           LVIT-ASEP